                     SECURITY FUNDS

                     [Graphic]

                     SEMI-ANNUAL REPORT
                     MARCH 31, 2001

                     -- SECURITY EQUITY FUND
                        -- ENHANCED INDEX SERIES         (P. 16)
                        -- EQUITY SERIES                 (P. 27)
                        -- GLOBAL SERIES                 (P. 12)
                        -- INTERNATIONAL SERIES          (P. 32)
                        -- LARGE CAP GROWTH SERIES       (P. 53)
                        -- MID CAP VALUE SERIES          (P. 3)
                        -- SELECT 25 SERIES              (P. 45)
                        -- SMALL CAP GROWTH SERIES       (P. 57)
                        -- SOCIAL AWARENESS SERIES       (P. 37)
                        -- TECHNOLOGY SERIES             (P. 61)
                        -- TOTAL RETURN SERIES           (P. 41)

                     -- SECURITY GROWTH AND INCOME FUND  (P. 7)

                     -- SECURITY ULTRA FUND              (P. 48)



                       [SECURITY DISTRIBUTORS INC. LOGO (R)]

                       A MEMBER OF THE SECURITY BENEFIT GROUP
                       OF COMPANIES

CHAIRMAN OF THE BOARD'S COMMENTARY

[Graphic]

MAY 15, 2001

[Picture]

John Cleland

TO OUR SHAREHOLDERS:

The six months ended March 31, 2001 were trying for most equity market participants. In periods such as this it is worthwhile to look back over time to gain a historic perspective. Over roughly the last 100 years, markets as measured by large cap stock indexes such as the S&P500 Stock Index have averaged returns between 11% and 12%. There were a few periods such as the late 1990's when returns dramatically exceeded those averages, and others like the year 2000 when returns dramatically underperformed. Time, however, has proven to be on the side of the investor. We see no reason to believe things will be any different this time around.

THE FEDERAL RESERVE REVERSES DIRECTION

We have already seen a dramatic reversal in monetary policy on the part of the Federal Reserve Bank as it changed from a practice of raising its target interest rates in 1999 and 2000 to lowering rates sharply in the early months of 2001. We expect additional interest rate cuts over the coming months. At some point in the near future we believe this more accommodative monetary policy will create a climate of renewed economic growth, leading to increased investor optimism about the outlook for corporate earnings. Historically the stock markets have begun to move upward in advance of the actual reporting of improved earnings; for this reason we believe there will be more favorable results for equity investors in the second half of the fiscal year.

THE GLOBAL ECONOMY

The global economic picture for the first time in many years is weak across most countries. With the slowing of the U.S. economy and the weakness in Japan, the world's second largest economy, the world lacks an engine of any strength to drive economic growth. We expect interest rate cuts by the U.S.'s central bank as well as by central banks of other countries, to continue in coming months. At some point, this more accommodative policy on a global basis should ignite world economic growth, and in a manner similar to the U.S., we expect world stock markets to anticipate this renewed growth and rise accordingly.

THE IMPORTANCE OF REGULAR INVESTMENT AND DIVERSIFICATION

In the meantime, this is a period when the practice of dollar cost averaging(1), or investing a fixed amount of money on a regular basis, should produce favorable results for investors when viewed in a longer-term time horizon. We continue to advocate a strategy of diversifying one's investment portfolio across a broad array of asset classes. Such a strategy recognizes the sharply differing performances of a variety of market segments, a byproduct of the extreme market volatility we have experienced over the past several months.

In the following pages our portfolio managers discuss the factors contributing to the performance of their various portfolios. As always, we invite your questions and comments, and we sincerely appreciate the confidence in us you have shown by allowing us to manage your investment funds.

Sincerely,

/s/ John Cleland
-----------------
John Cleland, Chairman
The Security Funds

(1) Dollar cost averaging does not assure profits or protect against loss in a declining market.

PRESIDENT'S COMMENTARY

[Graphic]

MAY 15, 2001

[Picture]

James Schmank

TO OUR SHAREHOLDERS:

The six month period just completed was difficult for investors and portfolio managers alike. Despite the sharp selloffs in most segments of the stock markets, we are optimistic about the outlook for equities. Although we are experiencing a slowdown in the rate of growth of the U.S. economy, the slowdown has occurred from historically high levels of activity. We believe that returning to average rates of growth, rather than spiking to new record highs, will allow the markets to move upward at a healthier, more sustainable pace over a longer period of time. The Federal Reserve Bank's policy-making Open Market Committee, through its series of interest rate cuts, is working to bring us back to these average rates of growth.

EXPERIENCED MANAGERS ARE NO STRANGERS TO DOWN MARKETS

Security Management Company's equity portfolio managers and strategists have an average of over twenty years of experience in the investment field. Unlike many investment professionals in the mutual fund industry today, they have experienced both positive and negative market cycles. They have learned the importance of maintaining a long-term investment horizon and of buying stocks that are reasonably valued. Although many managers during the lofty market periods of 1998 and 1999 maintained "it's different now," our managers were reluctant to adopt this philosophy. The selloff that has taken place since mid-2000 has reinforced our long-time practice of avoiding market sectors where stock prices seem to defy logic.

WE WELCOME THE DREYFUS CORPORATION TO OUR SUBADVISOR GROUP

We also appreciate the knowledge and experience that our subadvisors bring to our fund family with the portfolios they manage on our behalf. We have been pleased with the new funds we added in 2000, and welcome The Dreyfus Corporation to our stable of funds this year. Timothy M. Ghriskey, Senior Portfolio Manager and Head of Value Equities at Dreyfus, is the new portfolio manager for Security Growth & Income Fund. His letter to shareholders makes its first appearance in this report.

KEEP YOUR LONG TERM INVESTMENT GOALS IN MIND

We extend our congratulations to our shareholders who are "dollar cost averaging,"(1) investing a set amount of money on a regular basis regardless of the direction the stock markets are taking. In our opinion, this practice is one of the best ways to turn negative markets into long-term positive results for your investment portfolios.

We believe the worst of the current market downdraft is now behind us. If you should be wondering whether to stay invested or move out of the markets until a definite upswing is apparent, we suggest that you consult your financial advisor before making any changes. Again we emphasize that it is most important to keep your long-term investment goals in mind. History has shown us that the stock markets invariably resume their upward trend after periods of falling prices; we see no reason why this time should be different.

Sincerely,

James Schmank, President
Security Funds

(1) Dollar cost averaging does not assure profits or protect against loss in a declining market.

MANAGER'S COMMENTARY

[GRAPHIC]

SECURITY EQUITY FUND - MID CAP VALUE SERIES

MAY 15, 2001

[Picture]

Jim Schier
Portfolio Manager

[SECURITY FUNDS(R) LOGO]

ADVISOR,
SECURITY MANAGEMENT COMPANY

TO OUR SHAREHOLDERS:

In the tumultuous market environment that predominated throughout the six months ended March 31, 2001, the midcap value sector was a bright spot. Security Mid Cap Value Fund returned +7.53% over the period, outperforming the benchmark S&P/Barra Midcap Value Index's return of +5.55%.(1)

THE CONSUMER STAPLES SECTOR PERFORMED WELL

Stocks in the consumer staples sector are considered defensive stocks in negative market periods, since they represent products such as food and drugs that consumers need and will continue to buy in any market environment. Our holdings in this sector made the largest positive contribution to total return during the six months, gaining over 54% compared with the +22% return of the corresponding sector in the benchmark index.

Our best-performing stock among our consumer staples holdings was American Italian Pasta Company. The lowest cost spaghetti maker in the U.S., the company has made excellent progress in improving earnings, and benefited from the acquisition of the Mueller's pasta line from BestFoods. American Italian Pasta Company has manufactured the Mueller's line of pastas for BestFoods since 1998, but believes it can realize additional cost savings by marketing the brand itself.

Other stocks in the sector which performed well in the portfolio included Archer-Daniels-Midland Company and Sylvan Inc. Archer-Daniels-Midland is generating consistent earnings as it benefits from pricing firmness in its sweetener line and in other products. Sylvan, which produces fresh mushrooms for sale to retailers, distributors, and processors of mushroom products, gained along with other stocks of a defensive nature.

CONSUMER DISCRETIONARIES AND UTILITIES ADD VALUE ALSO

Although returns were less stellar in the consumer discretionary stock sector overall, some of our holdings were strong performers. Brown Shoe Company, Inc., which markets shoe brands including Naturalizer, Life Stride, and Buster Brown, was one exception, gaining over 100% as sales exceeded plan and earnings were better than expected. Mattel, Inc., maker and marketer of a variety of children's products, rose over 58% as earnings exceeded expectations. Jones Apparel Group, Inc., which designs and markets brand name clothing including Jones New York, Evan-Picone, Nine West, and others, climbed about 42% over the period as its earnings also beat analysts' expectations.

Our exposure to natural gas and electric utilities companies added value in the portfolio as utility costs soared during the winter months. El Paso Corporation and Kinder Morgan, Inc., produce and distribute natural gas. Unisource Energy Corporation, an electric utility company, benefited by selling its surplus power to the California market.

TECHNOLOGY CONTINUES TO UNDERPERFORM

The carnage that occurred in the semiconductor and telecommunication sectors finally reached the more defensive software and services sectors as well. The technology slowdown was reflected during the six months in the businesses and stock prices of Computer Sciences Corporation and Acxiom Corporation, down 56% and 34% respectively.

These weak performers were offset in part by favorable returns on two of our holdings in the technology sector. Tier Technologies Inc., a small company which provides consulting and software engineering services for government agencies, rose 60% on strong earnings during the period. We bought Apple Computer, Inc. at a very depressed price during the six months and saw its value rise 28% as investors began to purchase undervalued issues in the personal computer industry.

[GRAPHIC]

SECURITY EQUITY FUND - MID CAP VALUE SERIES

MAY 15, 2001

THE MID CAP SECTOR STILL HAS GOOD CANDIDATES FOR PURCHASE

The Mid Cap Value Fund has been the beneficiary of strong cash inflows in recent months. Because of the stock markets' recent substantial declines, we have been able to find many stocks which we consider to be excellent values. The recent rebound in defensive value stocks is making these "finds" more scarce, however. But with more than 10,000 stocks to choose from in the small-cap and midcap sectors of the market, we believe it is easier to find good buys there than it would be in the large cap markets. As the U.S. economy begins to strengthen, we expect returns on midcap stocks to continue to be very favorable.

Sincerely,


Jim Schier
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

                                  PERFORMANCE


                                TOP 5 HOLDINGS**

                                                    % OF
                                                  NET ASSETS
                                                  ----------
CryoLife, Inc.                                       3.7%
Ocean Energy,Inc.                                    3.4%
Maxwell Technologies, Inc.                           3.1%
Unisource Energy Corporation                         3.1%
Kinder Morgan, Inc.                                  2.7%

**At March 31, 2001



                  AVERAGE ANNUAL RETURNS
                   AS OF MARCH 31, 2001

                              1 YEAR      SINCE INCEPTION
                              ------      ----------------
A Shares                      18.11%      25.04%  (5-1-97)
A Shares with sales charge    11.34%      23.16%  (5-1-97)
B Shares                      16.99%      23.80%  (5-1-97)
B Shares with CDSC            11.99%      23.39%  (5-1-97)
C Shares                      16.84%      22.97%  (1-29-99)
C Shares with CDSC            15.84%      22.97%  (1-29-99)
S Shares                       N/A        (1.27%) (2-01-01)
S Shares with CDSC             N/A        (7.19%) (2-01-01)


The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares and 6% for Class S shares, as applicable, except where noted. For Class S shares, the returns have been calculated from February 1, 2001 (date of inception) to March 31, 2001 and are not annualized. Such figures would be lower if the maximum sales charge were deducted.

SCHEDULE OF INVESTMENTS

[Graphic]

MARCH 31, 2001 (UNAUDITED)
SECURITY EQUITY FUND - MID CAP VALUE SERIES


                                                       NUMBER            MARKET
COMMON STOCKS                                         OF SHARES           VALUE
-------------                                         ---------       ------------
AEROSPACE & DEFENSE - 2.1%
Alliant Techsystems, Inc.* ....................       12,900           $1,142,295
Raytheon Company (Cl. B) ......................       10,000              293,800
                                                                       ----------
                                                                        1,436,095

AGRICULTURAL PRODUCTS - 3.6%
Archer-Daniels-Midland
  Company .....................................      100,000            1,315,000
Sylvan, Inc.* .................................       91,000            1,137,500
                                                                       ----------
                                                                        2,452,500

APPAREL & ACCESSORIES - 3.1%
Jones Apparel Group, Inc.*(1) .................       20,000              756,000
Kellwood Company(1) ...........................       65,000            1,348,750
                                                                       ----------
                                                                        2,104,750

APPLICATION SOFTWARE - 0.9%
AVT Corporation* ..............................       83,500              234,844
JDA Software Group, Inc.* .....................       35,000              400,313
                                                                       ----------
                                                                          635,157

AUTO PARTS & EQUIPMENT - 1.6%
Federal Signal Corporation ....................       33,000              644,490
Motorcar Parts &
  Accessories, Inc.* ..........................       50,000               70,000
TRW, Inc.(1) ..................................       11,000              374,000
                                                                       ----------
                                                                        1,088,490

BANKS - 4.1%
Bank of Montreal ..............................       26,000              653,380
First Midwest Bancorp, Inc ....................       22,000              619,300
Marshall & Ilsley Corporation .................       21,000            1,109,010
Wilmington Trust Corporation ..................        8,000              472,640
                                                                       ----------
                                                                        2,854,330

BROADCASTING & CABLE TV - 0.4%
Cinar Corporation (Cl. B)* ....................       86,000              301,000

BUILDING PRODUCTS - 1.9%
Crane Company .................................       50,000            1,302,500

CATALOG RETAIL - 0.7%
Coldwater Creek, Inc.* ........................       21,200              475,728

COMMODITY CHEMICALS - 1.7%
Lyondell Chemical Company .....................       80,000            1,149,600

COMPUTER HARDWARE - 1.8%
Apple Computer, Inc.* .........................       55,000            1,213,850

CONSTRUCTION & ENGINEERING - 1.9%
Chicago Bridge and Iron
  Company N.V. ................................       55,000            1,306,250

DIVERSIFIED CHEMICALS - 1.5%
Engelhard Corporation .........................       40,000            1,034,400

DIVERSIFIED COMMERCIAL SERVICES - 3.1%
Angelica Corporation ..........................       99,300           $1,151,880
Profit Recovery Group
  International, Inc.* ........................      157,000              981,250
                                                                       ----------
                                                                        2,133,130

DIVERSIFIED FINANCIAL SERVICES - 1.5%
Franklin Resources, Inc. ......................       27,000            1,055,970

ELECTRICAL COMPONENTS & EQUIPMENT - 4.2%
Baldor Electric Company .......................       32,800              690,440
Benchmark Electronics, Inc.* ..................       40,000              780,000
Brady Corporation .............................       16,000              539,200
Energizer Holdings, Inc.* .....................       34,000              850,000
                                                                       ----------
                                                                        2,859,640

ELECTRIC UTILITIES - 3.1%
Unisource Energy Corporation ..................      100,000            2,100,000
ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.5%
Maxwell Technologies, Inc.* ...................      111,000            2,136,750
Sawtek, Inc.* .................................       42,000              748,125
Trimble Navigation Limited* ...................       10,300              195,056
                                                                       ----------
                                                                        3,079,931
ENVIRONMENTAL SERVICES - 0.5%
Casella Waste Systems, Inc.* ..................       36,700              328,006

FOOTWEAR - 2.4%
Brown Shoe Company, Inc. ......................       88,800            1,673,880

GAS UTILITIES - 4.2%
El Paso Energy Corporation ....................       16,000            1,044,800
Kinder Morgan, Inc. ...........................       35,000            1,862,000
                                                                       ----------
                                                                        2,906,800
GOLD - 0.9%
Homestake Mining Company ......................       70,000              368,200
Newmont Mining Corporation ....................       16,000              257,920
                                                                       ----------
                                                                          626,120
HEALTH CARE DISTRIBUTORS & SERVICES - 5.2%
CryoLife, Inc.* ...............................       99,000            2,567,070
Hooper Holmes, Inc. ...........................      120,000            1,030,800
                                                                       ----------
                                                                        3,597,870
INDUSTRIAL MACHINERY - 0.6%
Quixote Corporation ...........................       20,200              446,925

IT CONSULTING & SERVICES - 3.6%
Acxiom Corporation*(1) ........................       39,000              814,125
Computer Sciences Corporation* ................       18,000              582,300
SunGard Data Systems, Inc.* ...................        6,000              295,380
Tier Technologies, Inc. (Cl.B)* ...............       70,000              822,500
                                                                       ----------
                                                                        2,514,305

                            See accompanying notes.

SCHEDULE OF INVESTMENTS

[GRAPHIC]

MARCH 31, 2001
(UNAUDITED)

SECURITY EQUITY FUND -
MID CAP VALUE SERIES (CONTINUED)

                                                        NUMBER        MARKET
COMMON STOCKS (CONTINUED)                              OF SHARES      VALUE
-------------------------                              ---------   ------------
LEISURE PRODUCTS - 2.4%
Mattel, Inc. .......................................     75,000      $1,330,500
Midway Games, Inc.(*)...............................     48,000         350,400
                                                                    -----------
                                                                      1,680,900
LIFE & HEALTH INSURANCE - 2.1%
AFLAC, Inc.(1)......................................     24,000         660,960
American General Corporation .......................     20,000         765,000
                                                                    -----------
                                                                      1,425,960
MULTI-UTILITIES - 1.5%
Questar Corporation ................................     37,000       1,013,800

NETWORKING EQUIPMENT - 1.6%
Anixter International, Inc.(*)......................     45,600       1,098,960

OIL & GAS DRILLING - 0.4%
ENSCO International, Inc. ..........................      8,000         280,000

OIL & GAS EQUIPMENT & SERVICES - 1.8%
Tidewater, Inc. ....................................     27,000       1,220,400

OIL & GAS EXPLORATION & PRODUCTION - 8.2%
Apache Corporation .................................      3,700         213,157
Callon Petroleum Company(*).........................     50,000         617,500
Evergreen Resources, Inc.(*)........................     15,000         567,150
Murphy Oil Corporation .............................     18,500       1,231,730
Ocean Energy, Inc. .................................    140,000       2,317,000
TransMontaigne, Inc.(*).............................    197,000         699,350
                                                                    -----------
                                                                      5,645,887
PACKAGED FOODS - 1.6%
American Italian Pasta Company(*)...................     13,100         419,200
Hormel Foods Corporation ...........................     34,000         662,320
                                                                    -----------
                                                                      1,081,520

PHARMACEUTICALS - 2.1%
Mylan Laboratories, Inc. ...........................     56,000       1,447,600

PROPERTY & CASUAL INSURANCE - 3.4%
Cincinnati Financial Corporation ...................     35,000       1,327,812
MBIA, Inc. .........................................     12,500       1,008,500
                                                                    -----------
                                                                      2,336,312
PUBLISHING & PRINTING - 1.1%
E.W. Scripps Company ...............................     13,000         753,610

RAILROADS - 1.1%
CSX Corporation ....................................     17,000         572,900
RailAmerica, Inc.(*)................................     22,000         220,000
                                                                    -----------
                                                                        792,900
SEMICONDUCTORS - 0.5%
Power Integrations, Inc.(*).........................     18,000         310,500

                                                       PRINCIPAL
                                                       AMOUNT OR
                                                        NUMBER         MARKET
COMMON STOCKS (CONTINUED)                              OF SHARES       VALUE
-------------------------                             -----------   -----------
SPECIALTY CHEMICALS - 2.3%
Material Sciences Corporation(*)....................     43,000      $  346,150
Minerals Technologies, Inc. ........................     20,000         699,000
Solutia, Inc. ......................................     45,000         549,000
                                                                    -----------
                                                                      1,594,150

TELECOMMUNICATIONS EQUIPMENT - 2.3%
ADTRAN, Inc.(*).....................................     63,000       1,547,438
Transcrypt International, Inc.(*)...................     25,000           5,750
                                                                    -----------
                                                                      1,553,188
TEXTILES - 0.4%
Unifi, Inc.(*)......................................     43,000         304,870

TRUCKING - 1.9%
Covenant Transport, Inc.(*).........................     89,000       1,212,625
Motor Cargo Industries, Inc.(*).....................     13,000          91,812
                                                                    -----------
                                                                      1,304,437
                                                                    -----------
Total common stocks - 93.8%.........................                 64,522,221

PREFERRED STOCKS
OIL & GAS EXPLORATION & PRODUCTION - 0.1%
Callon Petroleum Company, Series A .................      3,200          97,760

U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES
FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.2%
 4.74%, 04-03-01.................................... $1,600,000       2,895,800

REPURCHASE AGREEMENT - 2.2%
United Missouri Bank, 5.03%, 04-02-01
  (Collateralized by FHLMC, 04-04-01
  with a value of $1,517,000)...................... $1,486,000       1,486,000
                                                                    -----------
 Total investments - 100.3% ........................                 69,001,781
 Liabilities, less cash and other assets - (0.3%)...                   (203,214)
                                                                    -----------
Total net assets - 100.0% ..........................                $68,798,567
                                                                    ===========

The identified cost of investments owned at March 31, 2001 was the same for federal income tax and financial statement purposes.

(*) Non-Income producing security.

(1) Security is segregated as collateral for futures, forward contracts or options.


                            See accompanying notes.

MANAGER'S COMMENTARY

[Graphic]

SECURITY GROWTH AND INCOME FUND

MAY 15, 2001

[Picture]

Timothy M. Ghriskey
Senior Portfolio Manager

[DREYFUS LOGO]

Advisor,
The Dreyfus Corporation

TO OUR SHAREHOLDERS:

The six-month period ended March 31, 2001 was weak for the broad stock market. Security Growth and Income Fund returned -7.21% during the period, while the total return for the benchmark Russell 1000 Value Index was -2.47%.(1)

THE DREYFUS CORPORATION ASSUMES RESPONSIBILITIES AS SUBADVISOR

The Dreyfus Corporation was selected as subadvisor for Security Growth and Income Fund and began portfolio management responsibilities in January of this year. As senior portfolio manager and head of value equities at Dreyfus, I will be overseeing management of the portfolios.

We are managing the Fund in a disciplined value stock investment style, favoring stocks that are inexpensively valued on generally lower expectations for growth at the time of purchase. We seek out large company stocks that we believe will exceed consensus expectations for growth and should, therefore, rise significantly in value. We believe the value style of investing tends to be a lower-risk, more consistent style of equity investing.

The Dreyfus value equity team constructs portfolios of securities that in their view attempt to maximize return while minimizing risk. The result is a relatively "blue chip" portfolio of value stocks, which generally will have a higher dividend yield than that of the broad stock market.

VALUE INVESTING RETURNS TO FAVOR

Value investing was decidedly in favor among investors during the six months just completed. Value stock indexes overwhelmingly outperformed broad stock market indexes. For example, the S&P 500 Stock Index dropped 18.74% for the six months. In the growth stock category the S&P/Barra Growth Index fell 31.23%, while the companion S&P/Barra Value Index lost 6.13%. One of the advantages of value investing is the tendency for this investment style to protect assets in the event of a broad stock market downturn such as the one experienced during this reporting period.

Since Dreyfus assumed management of the portfolio, sector emphasis has been a positive contributor to the Fund's return. The best performing sectors relative to the corresponding sector in the benchmark index were technology, with Computer Associates International Inc. "bucking the trend" of most technology stocks and gaining over 25% during the time we held it in the portfolio, and consumer staples, with Philip Morris Companies Inc. leading the positive performance in the sector. The weakest sectors in the portfolio relative to the benchmark included financials, where GreenPoint Financial Corporation fell 13% during the holding period, and capital goods, with Tyco International Ltd. losing more than 18% over the six months.

VALUE STOCKS SHOULD CONTINUE TO DO WELL

The value managers at Dreyfus believe value investing has a high probability of remaining in favor, at least over the near term. Value stocks have historically performed well during an economic recovery, which we expect to be next in the chain of economic events. Regardless of the economy's direction, however, we believe value stocks should be a core part of any properly diversified investment portfolio.

Currently, while the portfolio is generally well balanced across the economic spectrum, we hold overweight positions relative to the benchmark index in basic materials, consumer staples, financials, and technology sectors. Underweight sectors include capital goods, communication services, consumer cycles, transportation, and utilities.

Sincerely,

Timothy M. Ghriskey
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

[Graphic]

SECURITY GROWTH AND INCOME FUND

MAY 15, 2001

                                  PERFORMANCE

                                TOP 5 HOLDINGS**

                                                         % OF
                                                       NET ASSETS
                                                       ----------
Exxon Mobil Corporation                                  4.8%
Citigroup, Inc.                                          4.6%
Wells Fargo & Company                                    2.9%
Phillip Morris Companies,Inc.                            2.8%
American International Group, Inc.                       2.6%


**At March 31, 2001


                             AVERAGE ANNUAL RETURNS
                              AS OF MARCH 31, 2001

                                  1 YEAR          5 YEARS          10 YEARS
                                  ------          -------          --------
A Shares                          (8.06%)         5.38%              7.59%
A Shares with sales charge       (13.41%)         4.16%              6.95%
B Shares                          (9.05%)         4.28%              5.52%
                                                                  (10-19-93)
                                                               (since inception)
B Shares with CDSC               (13.60%)         3.94%              5.52%
                                                                  (10-19-93)
                                                               (since inception)
C Shares                          (8.75%)        (5.78%)              N/A
                                                                   (1-29-99)
                                                               (since inception)
C Shares with CDSC                (9.66%)        (5.78%)              N/A
                                                                   (1-29-99)
                                                               (since inception)
S Shares                          (7.66%)          N/A                N/A
                                (2-01-01)
                            (since inception)
S Shares with CDSC               (13.20%)          N/A                N/A
                                (2-01-01)
                            (since inception)


The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares and 6% for Class S shares, as applicable, except where noted. For Class S shares, the returns have been calculated from February 1, 2001 (date of inception) to March 31, 2001 and are not annualized. Such figures would be lower if the maximum sales charge were deducted.

SCHEDULE OF INVESTMENTS

[Graphic]

MARCH 31, 2001
(UNAUDITED)

SECURITY GROWTH AND INCOME FUND

                                                 PRINCIPAL
                                                 AMOUNT OR
                                                   NUMBER            MARKET
CORPORATE BONDS                                  OF SHARES            VALUE
--------------------------------------------------------------------------------
CONSUMER CYCLICAL - OTHER - 0.0%
American Eco Corporation,
  9.625% - 2008 .............................    $125,000         $    1,250

HEALTHCARE - 0.0%
Multicare Companies, Inc.,
  9.00% - 2007 ..............................     $200,000            10,500

ENERGY - REFINING - 0.3%
Crown Central Petroleum,
  10.875% - 2005 ............................     $200,000           164,250

SERVICES - 0.0%
Loewen Group, Inc.,
  6.70% - 2049 ..............................      $75,000            28,500
                                                                  ----------
  Total corporate bonds - 0.3% ..............                        204,500


COMMON STOCKS

AEROSPACE & DEFENSE - 3.4%
Boeing Company ..............................       13,700           763,227
General Dynamics Corporation ................        3,800           238,412
Honeywell International, Inc.................       13,700           558,960
Raytheon Company (CL.B) .....................        5,800           170,404
United Technologies Corporation                      4,500           329,850
                                                                  ----------
                                                                   2,060,853
AIRLINES - 0.4%
Southwest Airlines Company ..................       13,500           239,625

ALUMINUM - 1.3%
Alcoa, Inc. .................................       21,000           754,950

APPAREL & ACCESSORIES - 1.1%
Jones Apparel Group, Inc.* ..................        7,400           279,720
Liz Claiborne, Inc. .........................        8,300           390,515
                                                                  ----------
                                                                     670,235

AUTOMOBILE MANUFACTURERS - 1.3%
General Motors Corporation ..................       14,900           772,565

BANKS - 10.9%
Bank of America Corporation .................       17,100           936,225
Bank of New York Company, Inc. ..............       14,600           718,904
Bank One Corporation ........................       13,300           481,194
Comerica, Inc. ..............................        2,600           159,900
First Union Corporation .....................        9,900           326,700
FleetBoston Financial Corporation ...........       15,700           592,675
Greenpoint Financial Corporation ............       27,000           880,200
Keycorp .....................................        6,000           154,800
Synovus Financial Corporation ...............        5,700           153,900
Washington Mutual, Inc. .....................        6,700           366,825
Wells Fargo & Company .......................       34,800         1,721,556
                                                                  ----------
                                                                   6,492,879
BREWERS - 0.6%
Anheuser-Busch Companies, Inc. ..............        8,000           367,440

BROADCASTING & CABLE TV - 2.0%
AT&T Corporation -
  Liberty Media Corporation* ................       33,700           471,800
Clear Channel
  Communications, Inc.* .....................        3,800           206,910
Comcast Corporation* ........................       12,100           507,444
                                                                  ----------
                                                                   1,186,154

COMPUTER & ELECTRONICS RETAIL - 0.4%
Radioshack Corporation ......................        6,800           249,492

COMPUTER HARDWARE - 2.8%
Compaq Computer Corporation .................       14,100           256,620
Hewlett-Packard Company .....................       10,400           325,208
International Business Machines Corporation..       11,500         1,106,070
                                                                  ----------
                                                                   1,687,898

CONSTRUCTION & FARM MACHINERY - 0.2%
Deere & Company .............................        3,600           130,824

CONSUMER FINANCE - 1.2%
Household International, Inc. ...............        5,000           296,200
MBNA Corporation ............................       12,300           407,130
                                                                  ----------
                                                                     703,330

DEPARTMENT STORES - 2.1%
May Department Stores Company ...............       11,500           408,020
Sears, Roebuck & Company ....................       24,800           874,696
                                                                  ----------
                                                                   1,282,716

DIVERSIFIED CHEMICALS - 1.9%
Dow Chemical Company ........................       17,076           539,089
E.I. du Pont de Nemours & Company ...........       14,900           606,430
                                                                  ----------
                                                                   1,145,519

DIVERSIFIED FINANCIAL SERVICES - 12.4%
American Express Company ....................       16,600           685,580
Citigroup, Inc. .............................       60,566         2,724,259
Fannie Mae ..................................        6,300           501,480
Freddie Mac .................................       12,000           777,960
J.P. Morgan Chase & Company .................       19,050           855,345
Merrill Lynch & Company, Inc. ...............        8,500           470,900
Morgan Stanley Dean Witter & Company ........       11,500           615,250
USA Education, Inc. .........................       10,800           784,620
                                                                  ----------
                                                                   7,415,394

DRUG RETAIL - 0.3%
CVS Corporation  ............................        2,900           169,621

                            See accompanying notes.

SCHEDULE OF INVESTMENTS

[GRAPHIC]

MARCH 31, 2001
(UNAUDITED)

SECURITY GROWTH AND INCOME FUND (CONTINUED)

                                                    NUMBER              MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES               VALUE
------------------------------------------------------------------------------
ELECTRIC UTILITIES - 5.1%
American Electric Power Company, Inc.............    3,200           $ 150,400
Dominion Resources, Inc..........................    2,400             154,728
Duke Energy Corporation..........................    7,600             324,824
Exelon Corporation...............................   11,500             754,400
Reliant Energy, Inc..............................    3,800             171,950
Southern Company.................................   12,100             424,589
TXU Corporation..................................   16,300             673,516
Xcel Energy......................................   13,000             391,430
                                                                     ---------
                                                                     3,045,837

ELECTRICAL COMPONENTS & EQIUPMENT - 0.5%
Emerson Electric Company.........................    4,600             285,016

ENVIRONMENTAL SERVICES - 0.3%
Waste Management, Inc............................    6,300             155,610

FERTILIZERS & AGRICULTURAL CHEMICALS - 0.3%
Monsanto Company.................................    5,400             191,484

FOREST PRODUCTS - 0.3%
Weyerhaeuser Company.............................    3,000             152,370

GAS UTILITIES - 0.3%
El Paso Corporation..............................    2,560             167,168

GENERAL MERCHANDISE STORES - 1.5%
Costco Wholesale Corporation(*)..................    4,100             160,925
Target Corporation...............................    8,000             288,640
Wal-Mart Stores, Inc.............................    8,900             449,450
                                                                     ---------
                                                                       899,015

HEALTH CARE EQUIPMENT - 0.5%
Baxter International, Inc.......................     2,900             273,006

HEALTH CARE FACILITIES - 0.5%
Healthsouth Corporation(*)......................    23,800             306,782

HEALTH CARE SUPPLIES - 0.8%
Henry Schein, Inc.(*)...........................    13,000             477,750

HOUSEHOLD PRODUCTS - 2.5%
Kimberly-Clark Corporation......................     5,800             393,414
Procter & Gamble Company........................    17,800           1,114,280
                                                                     ---------
                                                                     1,507,694

INDUSTRIAL CONGLOMERATES - 0.9%
General Electric Company........................     2,200              92,092
Minnesota Mining & Manufacturing Company........     4,300             446,770
                                                                     ---------
                                                                       538,862

INSURANCE BROKERS - 0.5%
Marsh & McLennan Companies, Inc................      3,000             285,090

INTEGRATED OIL & GAS - 5.9%
Conoco, Inc. (Cl. B)...........................     24,000             678,000
Exxon Mobil Corporation........................     35,000           2,835,000
                                                                     ---------
                                                                     3,513,000

INTEGRATED TELECOMMUNICATION SERVICES - 8.4%
AT&T Corporation...............................     42,900             913,770
BellSouth Corporation..........................     18,800             769,296
SBC Communications, Inc........................     34,100           1,521,883
Sprint Corporation (Fon Group).................      7,400             162,726
Verizon Communications, Inc....................     27,200           1,340,960
WorldCom, Inc.(*)..............................     17,600             328,900
                                                                     ---------
                                                                     5,037,535

IT CONSULTING & SERVICES - 0.7%
Electronic Data Systems Corporation...........       7,700             430,122

LIFE & HEALTH INSURANCE - 1.1%
American General Corporation..................       6,600             252,450
John Hancock Financial Services, Inc..........       9,800             376,810
                                                                     ---------
                                                                       629,260

MOVIES & ENTERTAINMENT - 1.6%
AOLTime Warner, Inc.(*).......................       3,000             120,450
Viacom, Inc. (Cl. B)(*).......................       4,900             215,453
Walt Disney Company...........................      21,400             612,040
                                                                     ---------
                                                                       947,943

MULTI - LINE INSURANCE - 2.6%
American International Group, Inc.............      19,400           1,561,700

MULTI - UTILITIES - 0.3%
Williams Companies, Inc.......................       4,700             201,395

OIL & GAS DRILLING - 0.6%
ENSCO International Corporation...............       5,500             192,500
Santa Fe International Corporation............       5,600             182,000
                                                                     ---------
                                                                       374,500

OIL & GAS EQUIPMENT & SERVICES - 0.4%
BJ Services Company(*)........................       3,100             220,720

OIL & GAS EXPLORATION & PRODUCTION - 1.6%
Anadarko Petroleum Corporation................       6,300             395,514
Ocean Energy, Inc.............................      32,600             539,530
                                                                     ---------
                                                                       935,044

PACKAGED FOODS - 0.2%
Heinz (H.J.) Company..........................       3,600             144,720

PAPER PRODUCTS - 0.5%
International Paper Company...................       9,100             328,328

                            See accompanying notes.

SCHEDULE OF INVESTMENTS

[Graphics]

MARCH 31, 2001
(UNAUDITED)

SECURITY GROWTH AND INCOME FUND (CONTINUED)


                                                       NUMBER                 MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES                 VALUE
-------------------------------------------------------------------------------------


PHARMACEUTICALS -- 8.3%
Abbott Laboratories...............................     14,000             $  660,660
American Home Products Corporation................      4,500                264,375
Barr Laboratories, Inc.*..........................      5,400                308,718
Bristol -- Myers Squibb Company...................     20,800              1,235,520
Johnson & Johnson.................................     13,100              1,145,857
Merck & Company, Inc..............................     15,000              1,138,500
Pharmacia Corporation.............................      4,700                236,739
                                                                          ----------
                                                                           4,990,369
PROPERTY & CASUALTY INSURANCE -- 1.1%
Allstate Corporation..............................     15,400                645,876

PUBLISHING & PRINTING -- 0.2%
McGraw-Hill Companies, Inc. ......................      1,900                113,335

RAILROADS -- 0.5%
Union Pacific Corporation.........................      5,600                315,000

RESTAURANTS -- 0.6%
McDonald's Corporation............................     13,200                350,460

SOFT DRINKS -- 1.6%
Coca-Cola Company.................................      6,300                284,508
Coca-Cola Enterprises, Inc. ......................     27,300                485,394
PepsiCo, Inc. ....................................      4,900                215,355
                                                                          ----------
                                                                             985,257
TELECOMMUNICATIONS EQUIPMENT -- 0.7%
Motorola, Inc. ...................................     27,600                393,576

TOBACCO -- 4.0%
Philip Morris Companies, Inc. ....................     35,300              1,674,985
Reynolds (R.J.) Tobacco Holdings, Inc. ...........      6,000                336,600
UST, Inc. ........................................     12,000                360,600
                                                                          ----------
                                                                           2,372,185
                                                                          ----------
Total common stocks -- 97.2%......................                        58,105,504

                                                        PRINCIPAL             MARKET
U.S. GOVERNMENT & AGENCIES                                 AMOUNT              VALUE
-------------------------------------------------------------------------------------

FEDERAL HOME LOAN BANKS -- 2.5%
      5.13%, 04-02-01.............................     1,480,000         $ 1,479,789
                                                                         -----------
     Total investments -- 100.0%..................                        59,789,793
     Cash and other assets, less
        liabilities -- 0.0%.......................                            43,642
                                                                         -----------
     Total net assets -- 100.0%...................                       $59,746,150
                                                                         ===========

The identified cost of investments owned at March 31, 2001 was the same for federal income tax and financial statement purposes.

* Non-income producing security.

                            See accompanying notes.

MANAGER'S COMMENTARY

[GRAPHIC]

SECURITY EQUITY FUND - GLOBAL SERIES

MAY 15, 2001

[Picture]

William L. Wilby
Portfolio Manager

[OPPENHEIMERFUNDS(R) Logo]

SUBADVISOR,
OPPENHEIMERFUNDS, INC.


TO OUR SHAREHOLDERS:

Over the six months ended March 31, 2001, global markets in general experienced tremendous pressure. The resulting downward momentum affected nearly all stocks, regardless of their individual merits. Security Global Fund returned -17.50% over the six-month period, slightly ahead of its benchmark index, the Morgan Stanley Capital International World Index, which returned -18.24%.(1)

THE U.S. ECONOMIC SLOWDOWN AFFECTS THE WORLD
The severe slowdown in the U.S. economy had a pronounced effect on global markets. Extreme volatility proved to be the norm, led by ongoing and often sharp declines in the technology, telecommunications, and media sectors. As these key drivers of economic growth faltered, investor confidence was badly shaken both at home and abroad. The threat of recession in the United States, rising energy prices and waning consumer confidence late in the period further exacerbated an already tenuous situation.

Lower corporate earnings worldwide, a product of the sputtering U.S. economy, also added to the negative sentiment. Because stock prices tend to move in the same direction as earnings, downward earnings revisions or earnings warnings sparked heavy selling. Although earnings revisions are typically a normal occurrence in a contracting economy, the almost constant stream of negative reports seemed exaggerated due to the unsustainable valuations the stock market had reached in recent years.

A MORE DEFENSIVE APPROACH IN A DIFFICULT ENVIRONMENT
Despite this difficult environment, we continued to identify attractive individual companies that, in our view, stand to benefit from key worldwide growth trends--including new technologies, mass affluence, restructuring, and aging populations. Nonetheless, in light of overheated technology stock prices last year, we reduced our exposure and took a more defensive approach, increasing our holdings in consumer staples, industrial cyclicals, and health care.

Two of the companies that exemplified this more defensive approach were Royal Bank of Scotland Group plc and Reckitt Benckiser plc. Although Royal Bank of Scotland was hurt late in the period due to the Japanese banking crisis, the company has successfully integrated strategic acquisitions that enabled it to profitably gain market share and enhance operating efficiencies. Likewise, Reckitt Benckiser, a leading pan-European household products concern, capitalized on weakness in the euro to win market share from American multinational competitors.

GREAT COMPANIES CAN BE FOUND, EVEN IN BAD MARKETS
We continue to believe that great companies can be found virtually anywhere in the world, regardless of market conditions. For example, despite continued economic and political uncertainty in Japan, as well as weakness in global technology and telecommunications stocks, we have added attractive positions in Japanese semiconductor, consumer electronics, and wireless communications companies. This ability to locate what we believe are compelling, yet out-of-favor opportunities goes to the heart of our investment approach, which is to invest in companies, not countries or industries.

Sincerely,

William L. Wilby
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

[graphic]
SECURITY EQUITY FUND -- GLOBAL SERIES
MAY 15, 2001

                                  PERFORMANCE

                                TOP 5 HOLDINGS**

                                                                      % OF
                                                                    NET ASSETS
                                                                    ----------
Cadence Design Systems, Inc.                                           3.8%
Reckitt Benkiser plc                                                   2.9%
Porsche AG                                                             2.3%
Reed International plc                                                 2.2%
Electronic Arts, Inc.                                                  2.2%


**At March 31, 2001


                             AVERAGE ANNUAL RETURNS
                              AS OF MARCH 31, 2001

                                        1 YEAR           5 YEARS          10 YEARS
                                        ------           -------          --------
A Shares                                (22.17%)           13.89%            12.09%
                                                                          (10-1-93)
                                                                      (since inception)
A Shares with sales charge              (26.64%)           12.54%            11.21%
                                                                          (10-1-93)
                                                                      (since inception)
B Shares                                (22.07%)           13.02%            11.31%
                                                                         (10-19-93)
                                                                      (since inception)
B Shares with CDSC                      (25.97%)           12.77%            11.31%
                                                                         (10-19-93)
                                                                      (since inception)
C Shares                                (22.75%)           13.38%             N/A
                                                        (1-29-99)
                                                    (since inception)
C Shares with CDSC                      (23.53%)           13.38%             N/A
                                                        (1-29-99)
                                                    (since inception)
S Shares                                (15.01%)            N/A               N/A
                                       (2-01-01)
                                   (since inception)
S Shares with CDSC                      (20.11%)            N/A               N/A
                                       (2-01-01)
                                   (since inception)


The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares and 6% for Class S shares, as applicable, except where noted. For Class S shares, the returns have been calculated from February 1, 2001 (date of inception) to March 31, 2001 and are not annualized. Such figures would be lower if the maximum sales charge were deducted.

SCHEDULE OF INVESTMENTS

[Graphic]

MARCH 31, 2001
(UNAUDITED)

SECURITY EQUITY FUND -
GLOBAL SERIES


                                                NUMBER              MARKET
COMMON STOCKS                                 OF SHARES             VALUE
-------------                                 ---------             ------

AUSTRALIA -- 1.0%

Australia & New Zealand Banking Group, Ltd...     118,900          $  800,051

BERMUDA -- 0.1%
Global Crossing, Ltd.(*).....................       9,400             126,806

BRAZIL -- 2.5%
Embraer -- Empresa Brasileira
de Aeronautica S.A. .........................      16,600             629,140
Tele Norte Leste Participacoes S.A. .........  62,688,269           1,018,287
Telesp Celular Participacoes S.A. ...........      21,300             315,453
                                                                   ----------
                                                                    1,962,880

CANADA -- 4.1%
Alberta Energy Company, Ltd. ................       9,400             417,287
Anderson Exploration, Ltd.(*)................      22,500             510,129
Bombardier, Inc. (Cl.B)......................      99,800           1,381,710
Husky Energy, Inc. ..........................      63,690             535,941
Manulife Financial Corporation...............      14,900             393,176
                                                                   ----------
                                                                    3,238,243

FINLAND -- 0.3%
Elisa Communications Oyj......................      8,900             121,161
Nokia Oyj ADR.................................      4,400             105,600
                                                                   ----------
                                                                      226,761

FRANCE -- 6.8%
Alcatel S.A. .................................     27,600             835,645
Axa...........................................      3,440             382,857
Cap Gemini S.A. ..............................      4,800             551,616
Essilor International S.A. ...................        700             201,110
Genset ADR(*).................................     12,100              49,156
Sanofi-Synthelabo S.A. .......................     28,800           1,609,021
Sidel S.A. ...................................     10,600             386,342
Societe BIC S.A. .............................     23,830             923,942
Valeo S.A. ...................................      9,400             426,282
                                                                   ----------
                                                                    5,365,971

GERMANY -- 7.1%
Adidas-Salomon AG.............................      3,600             189,385
DePfa Deutsche Pfandbriefbank AG..............      4,800             364,491
Fresenius AG..................................      8,050           1,512,192
Porsche AG....................................        605           1,790,577
ProSieben SAT.1 Media AG......................      8,320             147,098
Wella AG......................................     41,602           1,599,763
                                                                   ----------
                                                                    5,603,506

HONG KONG -- 0.3%
Television Broadcasts, Ltd. ..................     47,500             259,446

INDIA - 0.8%
ICICI, Ltd. ADR...............................     53,900             633,325

IRELAND -- 1.2%
Elan Corporation plc ADR(*)....................    19,000             992,750


JAPAN -- 6.0%
Credit Saison Company, Ltd. ...................   28,100              594,199
Eisai Company, Ltd. ...........................   36,200              901,245
Hirose Electric Company, Ltd. .................    4,100              376,237
Keyence Corporation............................      100               18,513
Konami Company, Ltd. ..........................    5,000              235,796
NTT Docomo, Inc. ..............................       32              556,655
Sony Corporation...............................   12,000              852,218
Toshiba Corporation............................  206,000            1,203,256
                                                                   ----------
                                                                    4,738,119

MEXICO -- 0.7%
Grupo Televisa S.A. GDR(*).....................   15,920              531,887

NETHERLANDS -- 3.7%
ASM Lithography Holding, N.V.(*)...............   15,400              333,988
Koninklijke (Royal) Philips Electronics N.V. ..   10,386              285,536
Royal Dutch Petroleum Company..................   14,800              820,512
STMicroelectronics N.V. .......................    4,150              141,806
United Pan-Europe Communications N.V.(*).......   45,600              283,785
Wolters Kluwer N.V. ...........................   43,400            1,093,036
                                                                   ----------
                                                                    2,958,663

SINGAPORE -- 1.0%
Singapore Press Holdings, Ltd. ................   70,900              777,524

SWEDEN -- 0.3%
Telefonaktiebolaget LM Ericsson AB ADR.........   43,660              244,223

SWITZERLAND -- 1.8%
Novartis AG....................................      500              784,762
Zurich Financial Services AG...................    1,900              627,462
                                                                   ----------
                                                                    1,412,224

UNITED KINGDOM -- 16.4%
Bass plc.......................................  133,500            1,310,548
Boots Company plc..............................   81,600              729,707
BPAmoco plc ADR................................   18,600              922,932
Cadbury Schweppes plc..........................  148,260              947,989
Hanson plc.....................................  139,400              801,658
Hilton Group plc...............................  106,300              308,298
Oxford Glycosciences plc(*)....................   14,248              232,442
P & O Princess Cruises plc.....................  120,400              469,869
Reckitt Benckiser plc..........................  176,693            2,270,888
Reed International plc.........................  188,100            1,750,275
Rentokil Initial plc...........................  296,400              794,324
Royal Bank of Scotland Group plc...............   70,602            1,589,938
Telewest Communications plc(*).................  219,900              357,963
WPPGroup plc...................................   45,850              485,628
                                                                   ----------
                                                                   12,972,459

                            See accompanying notes.

SCHEDULE OF INVESTMENTS

[GRAPHIC]

MARCH 31, 2001

(UNAUDITED)

SECURITY EQUITY FUND -
GLOBAL SERIES (CONTINUED)


                                                    NUMBER              MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES               VALUE
------------------------------------------------------------------------------
UNITED STATES - 38.2%
Affymetrix, Inc.*..............................      6,200             172,438
ALZACorporation*...............................     24,400             988,200
American Express Company.......................     12,900             532,770
American Home Products
Corporation....................................     15,100             887,125
American International Group, Inc..............     10,600             853,300
Amgen, Inc.*...................................     12,700             764,381
AOLTime Warner, Inc.*..........................     15,800             634,370
Applied Materials, Inc.*.......................      8,900             387,150
Bank One Corporation...........................     36,700           1,327,806
Best Buy Company*..............................      8,700             312,852
C.R. Bard, Inc.................................     28,100           1,275,740
Cabletron Systems, Inc.*.......................     25,900             334,110
Cadence Design Systems, Inc.*..................    160,540           2,968,385
Circuit City Stores - Circuit City Group.......     77,100             817,260
Citigroup, Inc.................................     17,066             767,629
Electronic Arts, Inc.*.........................     31,500           1,708,875
EMC Corporation*...............................     10,700             314,580
Fannie Mae.....................................     21,300           1,695,480
First Union Corporation........................     15,900             524,700
Gilead Sciences, Inc.*.........................     30,000             975,000
Hasbro, Inc....................................     38,000             490,200
Human Genome Sciences, Inc.*...................      9,400             432,400
International Business Machines Corporation....      8,600             827,148
International Flavors & Fragrances, Inc........     19,800             436,788
International Game Technology*.................     15,500             780,425
Lehman Brothers Holdings, Inc..................      8,400             526,680
Manpower, Inc..................................     21,470             618,336
MBNACorporation................................     19,200             635,520
Mentor Graphics Corporation*...................     18,900             389,813
Millennium Pharmaceuticals*....................      6,880             209,565
National Semiconductor Corporation*............     49,200           1,316,100
Novellus Systems, Inc.*........................     11,000             446,188
Oracle Corporation*............................     14,660             219,607
Pfizer, Inc....................................     19,700             806,715
QUALCOMM, Inc.*................................     12,220             691,958
Quintiles Transnational Corporation*...........     43,500             821,063
Scientific-Atlanta, Inc........................     16,300             677,917
Sirius Satellite Radio, Inc....................     19,800             246,263
Solectron Corporation*.........................      8,100             153,981
Sun Microsystems, Inc.*........................      8,400             129,108
Sybase, Inc.*..................................     45,300             702,150
Synopsys, Inc.*................................      9,900             464,681
                                                                    ----------
                                                                    30,264,757
                                                                    ----------
  Total common stocks - 92.3%..............................         73,109,595



                                                PRINCIPAL               MARKET
REPURCHASE AGREEMENT                               AMOUNT                VALUE
------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 7.6%
State Street, 3.00%, 04-02-01
  (Collateralized by FNMA- 03-19-04
  with a value of $6,121,997).................... $5,999,112       $ 5,999,112
                                                                   -----------
  Total investments - 99.9%.......................................  79,108,707
  Cash and other assets, less liabilities - 0.1%..................      55,781
                                                                   -----------
  Total net assets - 100.0%....................................... $79,164,488
                                                                   ===========

INVESTMENT CONCENTRATION

At March 31, 2001, Global Series'investment concentration by industry was as follows:

Advertising..........................................   0.6%
Aerospace/Defense....................................   0.8%
Apparel..............................................   0.2%
Auto Parts and Supplies..............................   0.5%
Automobiles..........................................   2.3%
Banks & Credit.......................................   5.8%
Beverages............................................   1.7%
Broadcast Media......................................   2.3%
Building & Construction..............................   1.0%
Communications.......................................   0.9%
Computer Software....................................   6.2%
Computer Systems.....................................   4.1%
Cosmetics............................................   2.0%
Electrical Equipment.................................   1.5%
Electronics..........................................   2.1%
Entertainment........................................   1.6%
Financial Services...................................   7.3%
Food Wholesalers.....................................   1.2%
Healthcare...........................................   8.3%
Hotel/Motel..........................................   0.4%
Household Products...................................   3.4%
Insurance............................................   2.4%
Machinery............................................   0.5%
Manufacturing........................................   1.8%
Medical..............................................   1.2%
Natural Gas..........................................   0.7%
Office Equipment.....................................   1.2%
Oil..................................................   3.4%
Pharmaceuticals......................................   7.6%
Publishing...........................................   3.6%
Retail...............................................   2.3%
Semiconductors.......................................   3.3%
Services.............................................   2.7%
Telecommunications...................................   6.8%
Transportation.......................................   0.6%
Repurchase agreement.................................   7.6%
Cash and other assets, less liabilities..............   0.1%
                                                      ------
                                                      100.0%
                                                      ======

The identified cost of investments owned at March 31, 2001 was the same for federal income tax and financial statement purposes.

(*) Non-Income producing security.
ADR (American Depositary Receipt)

See accompanying notes.

MANAGER'S COMMENTARY

[Graphic]

SECURITY EQUITY FUND - ENHANCED INDEX SERIES

MAY 15, 2001

[Deutsche Asset Management Logo]

A MEMBER OF THE DEUTSCHE BANK GROUP

SUBADVISOR, DEUTSCHE ASSET MANAGEMENT,INC.

TO OUR SHAREHOLDERS:

As you know, the stock market environment for the six months ended March 31, 2001 was extremely difficult. Security Enhanced Index Fund returned -19.88% over the period, compared with the -18.74% return of the benchmark S&P 500 Stock Index.(1)

MANAGING THE PORTFOLIO USING PROPRIETARY SCREENS
The Enhanced Index Team at Deutsche Asset Management, Inc. uses several proprietary screens in deciding when to overweight or underweight stocks in the portfolio relative to their weightings in the benchmark index. Stocks are overweighted when one of the following occurs: the company reports a positive earnings surprise, the company becomes an acquisition target, it is announced that the company will be added to the S&P Index, the stock has a high dividend yield or a zero dividend yield (if further research shows that the company uses the funds for internal investment), or the stock's price shows significant value based on options pricing techniques.

Conversely, stocks are underweighted if there is a negative earnings surprise, if the company issues a seasoned equity offering (as opposed to an initial public offering of stock), it is announced that the company will be deleted from the S&P 500 Index, or if financials show downward momentum. If none of these positive or negative screens applies, we will hold a neutral position in the stock.

PERFORMANCE OF THE SCREENS DURING THE PERIOD
During the six month period several of our quantitative screens did not add value. These included momentum, seasoned equity offerings and dividend yield. Conversely, earnings surprise and significant value screens did add value. Despite a slowdown in merger and acquisition activity in the first quarter of 2001, the Fund benefited from mergers and acquisitions. According to statistics released by Thomson Financial, announced mergers & acquisitions worldwide slowed to under $455 billion in total value on less than 7,300 transactions in the first quarter. That represents a nearly 62% decline in dollar volume from the record-setting first quarter of 2000, when volume reached $1.172 trillion.

In the United States, merger and acquisition activity suffered a similar downturn as volume retreated to under $212 billion on fewer than 2,000 transactions. This 63% drop in dollar value of deals represents the slowest period since the third quarter of 1997, when activity was only $203 billion. During the six month period the Fund held stock involved in sixteen merger deals that closed successfully. Some of the companies acquired include BestFoods, Fort James Corporation, Nabisco Holdings Corporation, Rollins Truck Leasing Corporation, and Efficient Networks, Inc. The portfolio also received a boost when Applied Micro Circuits Corporation was added to the S&P 500 Index.

THE OUTLOOK FOR THE ECONOMY AND STOCK MARKETS
While as index fund managers we don't manage the portfolio according to a given outlook for the equity markets or the economy, we do monitor economic conditions and how they affect the financial markets. Josh Feinman, Chief Economist at Deutsche Asset Management, Inc., believes the equity markets will continue to contend with a sharply deteriorating profit outlook for the near term. Sluggish economic growth and narrowing profit margins (the latter owing to accelerating labor costs and slowing productivity growth) are weighing heavily on corporate profit margins.

If activity begins to pick up later this year and into 2002, as we expect, equities may be close to discounting the bad news at this time and could firm later this year and next. Still, equity returns are unlikely to come close to those seen in the late 1990s boom. Indeed, if the U.S. is unable to return fully to the elevated growth rates of recent years, the revival in the equity markets could be limited to trend-like gains.

Sincerely,

The Enhanced Index Team
Deutsche Asset Management, Inc.

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

[Graphic]

SECURITY EQUITY FUND - ENHANCED INDEX SERIES

MAY 15, 2001

                                  PERFORMANCE

                                TOP 5 HOLDINGS**

                                                       % OF
                                                    NET ASSETS
                                                    ----------
General Electric Company                               3.3%
Microsoft Corporation                                  2.5%
Exxon Mobil Corporation                                2.4%
Pfizer, Inc.                                           2.2%
Citigroup, Inc.                                        2.0%

**At March 31, 2000


                             AVERAGE ANNUAL RETURNS
                              AS OF MARCH 31, 2001


                                         1 YEAR           SINCE INCEPTION
                                        -------          -----------------
A Shares                                (23.27%)          (4.05%) (1-29-99)
A Shares with sales charge              (27.69%)          (6.63%) (1-29-99)
B Shares                                (23.90%)          (4.78%) (1-29-99)
B Shares with CDSC                      (27.71%)          (6.11%) (1-29-99)
C Shares                                (23.86%)          (4.68%) (1-29-99)
C Shares with CDSC                      (24.62%)          (4.68%) (1-29-99)
S Shares                                     N/A         (16.01%) (2-01-01)
S Shares with CDSC                           N/A         (21.05%) (2-01-01)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares and 6% for Class S shares, as applicable, except where noted. For Class S shares, the returns have been calculated from February 1, 2001 (date of inception) to March 31, 2001 and are not annualized. Such figures would be lower if the maximum sales charge were deducted.

SCHEDULE OF INVESTMENTS

[GRAPHICS}

MARCH 31, 2001 (UNAUDITED)

SECURITY EQUITY FUND -
ENHANCED INDEX SERIES

                                                          NUMBER          MARKET
COMMON STOCKS                                          OF SHARES           VALUE
--------------------------------------------------------------------------------
ADVERTISING - 0.1%
Interpublic Group of Companies, Inc. .............            400       $ 13,740
Omnicom Group, Inc................................            200         16,576
                                                                        --------
                                                                          30,316

AEROSPACE & DEFENSE - 2.1%
BF Goodrich Company ..............................            200          7,674
Boeing Company ...................................          1,500         83,565
General Dynamics Corporation .....................            400         25,096
Honeywell International, Inc. ....................          2,600        106,080
Litton Industries, Inc. * ........................          1,600        128,528
Lockheed Martin Corporation ......................            700         24,955
Northrop Grumman Corporation .....................            100          8,700
Raytheon Company (Cl.B) ..........................            600         17,628
United Technologies Corporation ..................            800         58,640
                                                                        --------
                                                                         460,866

AGRICULTURAL PRODUCTS - 0.1%
Archer-Daniels-Midland Company ...................          1,202         15,806

AIR FREIGHT & COURIERS - 0.1%
FedEx Corporation* ...............................            600         25,008

AIRLINES - 0.3%
AMR Corporation* .................................            400         14,048
Delta Air Lines, Inc. ............................            300         11,850
Southwest Airlines Company .......................          1,700         30,175
U.S. Airways Group, Inc.* ........................            300         10,635
                                                                        --------
                                                                          66,708

ALTERNATIVE CARRIERS - 0.1%
Global Crossing, Ltd.* ...........................          2,000         26,980

ALUMINUM - 0.3%
Alcan Aluminum, Ltd. .............................            300         10,800
Alcoa, Inc. ......................................          1,600         57,520
                                                                        --------
                                                                          68,320

APPAREL & ACCESSORIES - 0.1%
Liz Claiborne, Inc. ..............................            300         14,115
V.F. Corporation .................................            200          7,000
                                                                        --------
                                                                          21,115

APPAREL RETAIL - 0.2%
Gap, Inc. ........................................          1,000         23,720
Limited, Inc. ....................................            900         14,148
TJX Companies, Inc. ..............................            300          9,600
                                                                        --------
                                                                          47,468

APPLICATION SOFTWARE - 0.3%
Citrix Systems, Inc.* ............................            300          6,338
Intuit, Inc.* ....................................            400         11,100
Mercury Interactive Corporation* .................            200          8,375
Parametric Technology Company* ...................            500          4,531
PeopleSoft, Inc.* ................................            700         16,406
Siebel Systems, Inc.* ............................            900         24,480
                                                                        --------
                                                                          71,230
AUTO PARTS & EQUIPMENT - 0.2%
Dana Corporation .................................            300          5,154
Delphi Automotive Systems Corporation ............          1,000         14,170
Johnson Controls, Inc. ...........................            100          6,246
Snap-On Tools ....................................            100          2,912
TRW, Inc. ........................................            200          6,800
Visteon Corporation ..............................            200          3,008
                                                                        --------
                                                                          38,290

AUTOMOBILE MANUFACTURERS - 0.7%
Ford Motor Company ...............................          3,500         98,420
General Motors Corporation* ......................          1,100         57,035
                                                                        --------
                                                                         155,455

BANKS - 5.0%
AmSouth Bancorporation ...........................            900         15,129
Bank of America Corporation ......................          3,000        164,250
Bank of New York Company, Inc. ...................          1,300         64,012
Bank One Corporation .............................          1,700         61,506
BB&T Corporation .................................            700         24,619
Charter One Financial, Inc. ......................            420         11,886
Comerica, Inc. ...................................            300         18,450
Fifth Third Bancorp ..............................            800         42,750
First Union Corporation ..........................          1,300         42,900
FleetBoston Financial Corporation ................          1,918         72,405
Golden West Financial Corporation ................            300         19,470
Huntington Bancshares, Inc. ......................            700          9,975
KeyCorp ..........................................            900         23,220
Mellon Financial Corporation .....................            900         36,468
National City Corporation ........................          1,200         32,100
Northern Trust Corporation .......................            400         25,000
Old Kent Financial Corporation ...................            100          3,800
PNC Bank Corporation .............................            491         33,265
Regions Financial Corporation ....................            400         11,375
SunTrust Banks, Inc. .............................            500         32,400
Synovus Financial Corporation ....................            534         14,418
U.S. Bancorp .....................................          3,571         82,847
Union Planters Corporation .......................            300         11,547
Wachovia Corporation .............................            100          6,025
Washington Mutual, Inc. ..........................          1,000         54,750
Wells Fargo & Company ............................          3,120        154,346
                                                                        --------
                                                                       1,068,913
BIOTECHNOLOGY - 0.8%

Amgen, Inc.* .....................................          2,000        120,375
Biogen, Inc.* ....................................            300         18,994
Chiron Corporation* ..............................            400         17,550
Medimmune, Inc.* .................................            500         17,937
                                                                        --------
                                                                         174,856

                            See accompanying notes.

SCHEDULE OF INVESTMENTS

[Graphic]

MARCH 31, 2001
(UNAUDITED)

SECURITY EQUITY FUND --
ENHANCED INDEX SERIES (CONTINUED)

                                                        NUMBER         MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES        VALUE
------------------------                              ---------       --------

BREWERS -- 0.3%
Anheuser-Busch Companies, Inc. ...................        1,600       $ 73,488

BROADCASTING & CABLE TV -- 1.1%
Citadel Communications Corporation* ..............        3,500         87,063
Clear Channel Communications, Inc. ...............        1,100         59,895
Comcast Corporation ..............................        1,900         79,681
General Motors Corporation (Cl. H) ...............            3             58
Univision Communications, Inc.* ..................          400         15,264
                                                                      --------
                                                                       241,961

BUILDING PRODUCTS -- 0.1%
Crane Company ....................................          100          2,605
Masco Corporation ................................          800         19,312
                                                                      --------
                                                                        21,917

CASINOS & GAMING -- 0.1%
Harrah's Entertainment, Inc. .....................          400         11,772

COMMERCIAL PRINTING -- 0.0%
Donnelley (R.R.) & Sons Company ..................          300          7,866

COMPUTER & ELECTRONICS RETAIL -- 0.2%
Best Buy Company, Inc.* ..........................          500         17,980
Circuit City Stores -- Circuit City Group ........          400          4,240
RadioShack Corporation ...........................          300         11,007
                                                                      --------
                                                                        33,227

COMPUTER HARDWARE -- 3.3%
Apple Computer, Inc.* ............................          700         15,449
Compaq Computer Corporation ......................        3,100         56,420
Dell Computer Corporation* .......................        4,700        120,731
Gateway, Inc.* ...................................          700         11,767
Hewlett-Packard Company ..........................        3,000         93,810
International Business Machines Corporation ......        3,200        307,776
NCR Corporation* .................................          300         11,709
Palm, Inc.* ......................................        1,000          8,406
Sun Microsystems, Inc.* ..........................        6,000         92,220
                                                                      --------
                                                                       718,288

COMPUTER STORAGE & PERIPHERALS -- 0.7%
EMC Corporation* .................................        4,099        120,510
Lexmark International, Inc.* .....................          200          9,104
Network Appliance, Inc.* .........................          700         11,769
                                                                      --------
                                                                       141,383

CONSTRUCTION & ENGINEERING -- 0.0%
Fluor Corporation ................................         100           4,450

CONSTRUCTION & FARM MACHINERY -- 0.3%
Caterpillar, Inc. ................................           600        26,628
Cummins Engine Company, Inc. .....................           200         7,508
Deer & Company ...................................           400        14,536
Navistar International Corporation ...............           300         6,840
Paccar, Inc. .....................................           300        13,444
                                                                      --------
                                                                        68,956

CONSTRUCTION MATERIALS -- 0.0%
Vulcan Materials Company .........................           100         4,683

CONSUMER FINANCE -- 0.7%
Capital One Financial Corporation ................           300        16,650
Countrywide Credit Industries, Inc. ..............           200         9,870
Household International, Inc. ....................           811        48,044
MBNA Corporation .................................         1,500        49,650
Providian Financial Corporation ..................           500        24,525
                                                                      --------
                                                                       148,739

DATA PROCESSING SERVICES -- 0.7%
Automatic Data Processing, Inc. ..................         1,100        59,818
First Data Corporation ...........................           700        41,797
Fiserv, Inc. .....................................           100         4,494
Paychex, Inc. ....................................           800        29,650
Sabre Holdings Corporation* ......................           301        13,897
                                                                      --------
                                                                       149,656

DEPARTMENT STORES -- 0.6%
Dillard's Inc. ...................................           207         4,542
Federated Department Stores, Inc.* ...............           400        16,620
J.C. Penney Company, Inc. ........................           800        12,792
Kohl's Corporation* ..............................           700        43,183
May Department Stores Company ....................           500        17,740
Nordstrom, Inc. ..................................           300         4,884
Sears, Roebuck & Company .........................           800        28,216
                                                                      --------
                                                                       127,977

DISTILLERS & VINTNERS -- 0.0%
Brown-Forman Corporation (Cl. B) .................           100         6,195

DIVERSIFIED CHEMICALS -- 0.6%
Dow Chemical Company .............................         1,200        37,884
E.I. du Pont de Nemours & Company ................         1,800        73,260
Eastman Chemical Company .........................           100         4,922
Engelhard Corporation ............................           400        10,344
FMC Corporation* .................................           100         7,372
Hercules, Inc. ...................................           201         2,611
                                                                      --------
                                                                       136,393

                            See accompanying notes.

SCHEDULE OF INVESTMENTS

[GRAPHIC}

MARCH 31, 2001
(UNAUDITED)

SECURITY EQUITY FUND -
ENHANCED INDEX SERIES (CONTINUED)

                                                          NUMBER          MARKET
COMMON STOCKS (CONTINUED)                              OF SHARES           VALUE
--------------------------------------------------------------------------------
DIVERSIFIED COMMERCIAL SERVICES - 0.4%
Block (H.R.), Inc ..............................             100      $    5,006
Cendant Corporation* ...........................           1,500          21,885
Cintas Corporation .............................             300          11,826
Concord EFS Inc ................................             200           8,150
Convergys Corporation* .........................             400          14,428
Deluxe Corporation .............................             100           2,367
Ecolab, Inc ....................................             200           8,484
Equifax, Inc. ..................................             200           6,250
IMS Health, Inc ................................             300           7,470
                                                                       ---------
                                                                          85,866

DIVERSIFIED FINANCIAL SERVICES - 6.7%

American Express Company .......................           2,500         103,250
Bear Stearns Companies, Inc. ...................             200           9,148
Charles Schwab Corporation .....................           2,501          38,565
CIT Group, Inc. ................................           1,745          50,396
Citigroup, Inc.(1)..............................           9,307         418,629
Efficient Networks, Inc.* ......................           6,500         152,750
Fannie Mae .....................................           1,800         143,280
Franklin Resources, Inc. .......................             400          15,644
Freddie Mac ....................................           1,000          64,830
J.P. Morgan Chase & Company ....................           3,500         157,150
Lehman Brothers Holdings, Inc. .................             500          31,350
Merrill Lynch & Company, Inc. ..................           1,500          83,100
Moody's Corporation ............................             300           8,268
Morgan Stanley Dean Witter & Company ...........           1,800          96,300
State Street Corporation .......................             300          28,020
Stilwell Financial, Inc ........................             400          10,728
T.Rowe Price Associates ........................             200           6,262
USAEducation, Inc ..............................             300          21,795
                                                                       ---------
                                                                       1,439,465
DIVERSIFIED METALS & MINING - 0.1%

Arch Coal, Inc. ................................              12             360
Freeport-McMoran Copper & Gold, Inc. (Cl. B)* ..             410           5,350
Inco, Ltd.* ....................................             300           4,449
Phelps Dodge Corporation .......................             100           4,018
                                                                       ---------
                                                                          14,177

DRUG RETAIL - 0.6%

CVS Corporation ................................             700          40,943
Longs Drug Stores Corporation ..................             100           2,956
Walgreen Company ...............................           1,800          73,440
                                                                       ---------
                                                                         117,339
ELECTRIC UTILITIES - 2.7%
AES Corporation* .................................            900         44,964
Allegheny Energy, Inc ............................            100          4,626
Ameren Corporation ...............................            300         12,285
American Electric Power
Company, Inc. ....................................            700         32,900
CMS Energy Corporation ...........................            400         11,836
Calpine Corporation* .............................            600         33,042
Cinergy Corporation ..............................            300         10,065
Consolidated Edison, Inc. ........................            400         14,840
Constellation Energy Group .......................            100          4,410
DTE Energy Company ...............................            300         11,940
Dominion Resources, Inc. .........................            500         32,235
Duke Energy Corporation ..........................          1,300         55,562
Edison International .............................            700          8,848
Entergy Corporation ..............................            500         19,000
Ecel Energy ......................................            800         24,088
Exelon Corporation ...............................            600         39,360
FPLGroup, Inc. ...................................            300         18,390
FirstEnergy Corporation ..........................            600         16,752
GPU, Inc. ........................................            100          3,249
Mirant Corporation ...............................             50          1,775
Niagra Mohawk Holdings, Inc. .....................            500          8,450
PG&E Corporation .................................            900         11,205
PPLCorporation ...................................            500         21,980
Pinnacle West Capital Corporation ................            100          4,587
Progress Energy, Inc. ............................            400         17,228
Public Service Enterprise
Group, Inc .......................................            400         17,264
Reliant Energy, Inc ..............................            700         31,675
Southern Company .................................          1,500         52,635
TXU Corporation ..................................            500         20,660
                                                                       ---------
                                                                         585,851

ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%

American Power Conversion Corporation* ...........            400          5,156
Cooper Industries, Inc ...........................            209          6,991
Emerson Electric Company .........................            800         49,568
Molex, Inc .......................................            300         10,585
National Service Industries, Inc .................            100          2,345
Power-One, Inc. * ................................            300          4,347
Rockwell International Corporation ...............            300         10,905
Symbol Technologies, Inc. ........................            100          3,490
Thermo Electron Corporation* .....................            500         11,240
Thomas & Betts Corporation .......................            100          1,736
                                                                       ---------
                                                                         106,363

                            See accompanying notes.

SCHEDULE OF INVESTMENTS

[GRAPHIC]

MARCH 31, 2001
(UNAUDITED)

SECURITY EQUITY FUND -
ENHANCED INDEX SERIES (CONTINUED)

                                                         NUMBER          MARKET
COMMON STOCKS (CONTINUED)                              OF SHARES          VALUE
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
Agilent Technologies, Inc.(*)........................        800        $ 24,584
Jabil Circuit, Inc.(*)...............................        400           8,648
Millipore Corporation ...............................        100           4,626
PerkinElmer, Inc. ...................................        100           5,245
Sanmina Corporation(*)...............................        700          13,694
Solectron Corporation(*).............................      1,300          24,713
Tektronix, Inc. .....................................        200           5,458
                                                                        --------
                                                                          86,968

EMPLOYMENT SERVICES - 0.0%
Robert Half International, Inc.(*)...................        400           8,940

ENVIRONMENTAL SERVICES - 0.2%
Allied Waste Industries, Inc.(*).....................        348           5,457
Waste Management, Inc. ..............................      1,200          29,640
                                                                        --------
                                                                          35,097

FOOD DISTRIBUTORS - 0.2%
SUPERVALU, Inc. .....................................        400           5,332
SYSCO Corporation ...................................      1,400          37,114
                                                                        --------
                                                                          42,446

FOOD RETAIL - 0.5%
Albertson's, Inc. ...................................        200           6,364
Kroger Company(*)....................................      1,700          43,843
Safeway, Inc.(*).....................................      1,000          55,150
Winn-Dixie Stores, Inc. .............................        300           8,511
                                                                        --------
                                                                         113,868

FOOTWEAR - 0.1%
Nike, Inc. (Cl.B) ...................................        500          20,275
Reebok International, Ltd.(*)........................        300           7,458
                                                                        --------
                                                                          27,733

FOREST PRODUCTS - 0.0%
Georgia-Pacific Group ...............................          1              29
Louisiana-Pacific Corporation .......................        300           2,883
                                                                        --------
                                                                           2,912

GAS UTILITIES - 0.5%
El Paso Energy Corporation ..........................        892          58,247
Keyspan Corporation .................................        300          11,439
Kinder Morgan, Inc. .................................        210          11,172
NICOR, Inc. .........................................        100           3,727
ONEOK, Inc. .........................................         21             859
Peoples Energy Corporation ..........................        100           3,887
Sempra Energy .......................................        700          16,296
                                                                        --------
                                                                         105,627
GENERAL MERCHANDISE STORES - 2.5%
Consolidated Stores Corporation(*)...................          700      $  7,035
Costco Wholesale Corporation(*)......................          800        31,400
Dollar General Corporation ..........................          600        12,264
Kmart Corporation(*).................................        1,700        15,980
Target Corporation ..................................        1,600        57,728
Wal-Mart Stores, Inc.(1).............................        8,200       414,100
                                                                        --------
                                                                         538,507

GOLD - 0.1%
Barrick Gold Corporation ............................          740        10,575
Homestake Mining Company ............................          497         2,614
Newmont Mining Corporation ..........................          300         4,836
Placer Dome, Inc. ...................................          624         5,397
                                                                        --------
                                                                          23,422

HEALTH CARE DISTRIBUTORS & SERVICES - 0.3%
Cardinal Health, Inc. ...............................          500        48,375
McKesson HBOC, Inc. .................................          500        13,375
Quintiles Transnational Corporation(*)...............          400         7,550
                                                                        --------
                                                                          69,300

HEALTH CARE EQUIPMENT - 1.2%
Applera Corporation - Applied Biosystems Group ......          400        11,100
Bard (C.R.), Inc. ...................................          100         4,540
Baxter International, Inc ...........................          505        47,541
Becton, Dickinson & Company .........................          400        14,128
Biomet, Inc. ........................................          300        11,817
Boston Scientific Corporation(*).....................          700        14,126
Guidant Corporation(*)...............................          700        31,493
Medtronic, Inc. .....................................        2,200       100,628
St. Jude Medical, Inc. ..............................          200        10,770
Stryker Corporation .................................          400        20,900
                                                                        --------
                                                                         267,043

HEALTH CARE FACILITIES - 0.4%
HCA - The Healthcare Company.........................        1,000        40,270
Healthsouth Corporation(*)...........................        1,100        14,179
Manor Care, Inc.(*)..................................          500        10,200
Tenet Healthcare Corporation ........................          700        30,800
                                                                        --------
                                                                          95,449

HOME FURNISHINGS - 0.0%
Leggett & Platt, Inc ................................          400         7,692

HOME IMPROVEMENT RETAIL - 0.9%
Home Depot, Inc. ....................................        4,200       181,020
Lowe's Companies, Inc.(*)............................          200        11,690
Sherwin-Williams Company ............................          300         7,644
                                                                        --------
                                                                         200,354

                            See accompanying notes.

SCHEDULE OF INVESTMENTS

[Graphic]

MARCH 31, 2001 (UNAUDITED)

SECURITY EQUITY FUND -
ENHANCED INDEX SERIES (CONTINUED)

                                                         NUMBER         MARKET
COMMON STOCKS (CONTINUED)                               OF SHARES       VALUE
-------------------------                              -----------    ----------
HOMEBUILDING - 0.1%
Centex Corporation ...........................              100       $    4,165
Kaufman & Broad Home Corporation .............              200            6,528
Pulte Corporation ............................              200            8,082
                                                                      ----------
                                                                          18,775

HOTELS - 0.2%
Carnival Corporation .........................              100            2,767
Hilton Hotels Corporation ....................              694            7,252
Marriott International, Inc. .................              400           16,472
Starwood Hotels & Resorts Worldwide, Inc. ....              300           10,203
                                                                       ---------
                                                                          36,694

HOUSEHOLD APPLIANCES - 0.1%
Black & Decker Corporation ...................              100            3,675
Maytag Corporation ...........................              100            3,225
Stanley Works ................................              200            6,590
Whirlpool Corporation ........................              100            4,999
                                                                       ---------
                                                                          18,489

HOUSEHOLD PRODUCTS - 1.2%
Clorox Company ...............................              400           12,580
Colgate-Palmolive Company ....................              900           49,734
Kimberly-Clark Corporation ...................              900           61,047
Procter & Gamble Company .....................            2,100          131,460
                                                                       ---------
                                                                         254,821

HOUSEWARES & SPECIALTIES - 0.2%
American Greetings Corporation ...............              400            4,240
Fortune Brands, Inc. .........................              300           10,320
Newell Rubbermaid, Inc. ......................              500           13,250
Tupperware Corporation .......................              300            7,158
                                                                       ---------
                                                                          34,968

INDUSTRIAL CONGLOMERATES - 4.1%
General Electric Company1 ....................           16,900          707,434
Minnesota Mining & Manufacturing Company .....              706           73,353
Textron, Inc. ................................              100            5,684
Tyco International, Ltd. .....................            2,325          100,510
                                                                       ---------
                                                                         886,981

INDUSTRIAL GASES - 0.1%
Air Products & Chemicals, Inc. ...............              400           15,360
Praxair, Inc. ................................              300           13,395
                                                                       ---------
                                                                          28,755

INDUSTRIAL MACHINERY - 0.4%
Danaher Corporation ..............................            207         11,294
Dover Corporation ................................            300         10,752
Eaton Corporation ................................            109          7,466
Illinois Tool Works, Inc. ........................            500         28,420
Ingersoll-Rand Company ...........................            200          7,942
ITT Industries, Inc. .............................             95          3,681
Pall Corporation .................................            200          4,384
Parker-Hannifin Corporation ......................            300         11,916
Timken Company ...................................            400          6,260
                                                                       ---------
                                                                          92,115

INSURANCE BROKERS - 0.3%
Aon Corporation ..................................            400         14,200
Marsh & McLennan Companies, Inc. .................            500         47,515
                                                                       ---------
                                                                          61,715

INTREGRATED OIL & GAS - 4.7%
Amerada Hess Corporation .........................            200         15,624
Chevron Corporation ..............................          1,200        105,360
Conoco, Inc. (CL. B) .............................          1,399         39,522
Exxon Mobil Corporation1 .........................          6,400        518,400
Occidental Petroleum Corporation .................            800         19,800
Phillips Petroleum Company .......................            100          5,505
Royal Dutch Petroleum Company ....................          3,900        216,216
Texaco, Inc. .....................................          1,000         66,400
USX-Marathon Group ...............................            700         18,865
                                                                       ---------
                                                                       1,005,692

INTEGRATED TELECOMMUNICATION SERVICES - 5.1%
AT&T Corporation .................................            300         15,738
ALLTELCorporation ................................          6,900        146,970
BellSouth Corporation ............................          3,400        139,128
Centurytel, Inc. .................................            300          8,625
Citizens Communications Company* .................            500          6,325
Qwest Communications International, Inc.* ........          3,300        115,665
SBC Communications, Inc. .........................          6,199        276,661
Sprint Corporation (FON Group) ...................          1,600         35,184
Verizon Communications, Inc. .....................          4,900        241,570
WorldCom, Inc.* ..................................          5,300         99,044
                                                                       ---------
                                                                       1,084,910

INTERNET SOFTWARE & SERVICES - 0.1%
Broadvision, Inc.* ...............................            700          3,741
Yahoo! Inc.* .....................................          1,100         17,325
                                                                       ---------
                                                                          21,066

                            See accompanying notes.

SCHEDULE OF INVESTMENTS
[GRAPHIC]
MARCH 31, 2001
(UNAUDITED)

SECURITY EQUITY FUND -
ENHANCED INDEX SERIES (CONTINUED)

                                                          NUMBER          MARKET
COMMON STOCKS (CONTINUED)                              OF SHARES           VALUE
--------------------------------------------------------------------------------
IT CONSULTING & SERVICES - 0.2%
Computer Sciences Corporation* .................             400        $ 12,940
Electronic Data Systems Corporation ............             400          22,344
Sapient Corporation* ...........................             200           1,438
Unisys Corporation* ............................             600           8,400
                                                                        --------
                                                                          45,122

LEISURE PRODUCTS - 0.1%
Brunswick Corporation ..........................             500           9,815
Hasbro, Inc. ...................................             500           6,450
Mattel, Inc. ...................................             804          14,263
                                                                        --------
                                                                          30,528

LIFE & HEALTH INSURANCE - 0.7%
AFLAC, Inc. ....................................           1,000          27,540
American General Corporation ...................             806          30,830
Conseco Inc. ...................................             622          10,014
Jefferson-Pilot Corporation ....................             200          13,578
Lincoln National Corporation ...................             285          12,104
Metlife, Inc ...................................           1,400          42,070
Torchmark Corporation ..........................             200           7,766
UnumProvident Corporation ......................             400          11,688
                                                                        --------
                                                                         155,590

MANAGED HEALTH CARE - 0.4%
Aetna, Inc. * ..................................             200           7,184
Cigna Corporation ..............................             300          32,208
Humana, Inc. * .................................             700           7,336
United Health Group, Inc. ......................             600          35,556
Wellpoint Health Networks, Inc.* ...............             100           9,531
                                                                        --------
                                                                          91,815

METAL & GLASS CONTAINERS - 0.0%
Pactiv Corporation* ............................             700           8,512

MOTORCYCLE MANUFACTURERS 0.1%
Harley-Davidson, Inc ...........................             494          18,747

MOVIES & ENTERTAINMENT - 2.7%
AOL Time Warner, Inc.*(1) ......................           8,000         321,200
Viacom, Inc. (Cl.B)* ...........................           3,300         145,101
Walt Disney Company ............................           3,800         108,680
                                                                        --------
                                                                         574,981

MULTI-LINE INSURANCE - 1.8%
American International Group, Inc.(1) ..........           4,300         346,150
Hartford Financial Services Group, Inc.(1) .....             400          23,600
Loews Corporation ..............................             400          23,764
                                                                        --------
                                                                         393,514
MULTI-UTILITIES - 0.8%
Dynegy, Inc. .......................................           500        25,505
Enron Corporation ..................................         1,400        81,340
Nisource, Inc ......................................           500        15,560
Nisource, Inc.*(2) .................................            69           190
Williams Companies, Inc. ...........................         1,000        42,850
                                                                        --------
                                                                         165,445

NETWORKING EQUIPMENT - 1.1%
Avaya Inc.* ........................................           500         6,500
Cabletron Systems, Inc.* ...........................           700         9,030
Cisco Systems, Inc.* ...............................        13,450       212,678
                                                                        --------
                                                                         228,208

OFFICE ELECTRONICS - 0.0%
Xerox Corporation ..................................         1,200         7,188

OIL & GAS DRILLING - 0.3%
Nabors Industries, Inc.* ...........................           400        20,736
Noble Drilling Corporation* ........................           300        13,848
Rowan Companies, Inc.* .............................           400        11,000
Transocean Sedco Forex, Inc ........................           500        21,675
                                                                        --------
                                                                          67,259

OIL & GAS EQUIPMENT & SERVICES - 0.5%
Baker Hughes, Inc ..................................           600        21,786
Halliburton Company ................................           800        29,400
Progress Energy, Inc.* .............................           400             0
Schlumberger, Ltd. .................................         1,000        57,610
                                                                        --------
                                                                         108,796

OIL & GAS EXPLORATION & PRODUCTION - 0.7%
Anadarko Petroleum Corporation .....................           600        37,668
Apache Corporation .................................           200        11,522
Burlington Resources, Inc. .........................           600        26,850
Devon Energy Corporation ...........................           300        17,460
EOG Resources, Inc. ................................           300        12,369
Kerr-Mcgee Corporation .............................           300        19,470
Unocal Corporation .................................           400        13,828
                                                                        --------
                                                                         139,167

OIL & GAS REFINING & MARKETING - 0.2%
Ashland, Inc. ......................................           100         3,840
Sunoco, Inc. .......................................           200         6,486
Tosco Corporation ..................................           700        29,932
                                                                        --------
                                                                          40,258

                            See accompanying notes.

SCHEDULE OF INVESTMENTS

[GRAPHIC]

MARCH 31, 2001
(UNAUDITED)

SECURITY EQUITY FUND -
ENHANCED INDEX SERIES (CONTINUED)

                                                        NUMBER             MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES              VALUE
---------------------------------------------------------------------------------
PACKAGED FOODS - 2.2%
Agribrands International, Inc. .............             1,300        $   70,174
Campbell Soup Company ......................               300             8,961
ConAgra, Inc. ..............................             1,000            18,240
General Mills, Inc. ........................               500            21,505
Heinz (H.J.) Company .......................               600            24,120
Hershey Foods Corporation ..................               200            13,864
Kellogg Company ............................               300             8,109
Quaker Oats Company ........................               200            19,600
Ralston-Ralston Purina Group ...............             6,100           190,015
Sara Lee Corporation .......................             1,300            28,054
Unilever N.V. ..............................             1,000            52,640
Wm. Wrigley Jr. Company ....................               400            19,300
                                                                       ---------
                                                                         474,582

PAPER PACKAGING - 0.1%
Sealed Air Corporation* ....................               200             6,666
Temple-Inland, Inc. ........................               200             8,850
                                                                       ---------
                                                                          15,516

PAPER PRODUCTS - 0.2%
Boise Cascade Corporation ..................               300             9,420
International Paper Company ................               101             3,644
Mead Corporation ...........................               200             5,018
Potlatch Corporation .......................               100             3,195
Westvaco Corporation .......................               200             4,846
Willamette Industries, Inc. ................               200             9,200
                                                                       ---------
                                                                          35,323

PERSONAL PRODUCTS - 0.4%
Alberto-Culver Company (Cl.B) ..............               100             3,966
Avon Products, Inc. ........................               400            15,996
Gillette Company ...........................             1,900            59,223
                                                                       ---------
                                                                          79,185

PHARMACEUTICALS - 9.0%
Abbott Laboratories ........................             2,500           117,975
Allergan, Inc. .............................               201            14,904
ALZA Corporation* ..........................             1,500            60,750
American Home Products
Corporation ................................             2,400           141,000
Bristol-Myers Squibb Company ...............             3,500           207,900
Eli Lilly & Company ........................             2,000           153,320
Forest Laboratories, Inc.* .................               400            23,696
Johnson & Johnson ..........................             2,010           175,815
King Pharmaceuticals, Inc.* ................               400            16,300
Merck & Company, Inc.(1) ...................             4,200           318,780
Pfizer, Inc.(1) ............................            11,500           470,925
Pharmacia Corporation ......................             2,400           120,888
Schering-Plough Corporation ................             2,600            94,978
Watson Pharmaceuticals, Inc.* ..............               300            15,780
                                                                       ---------
                                                                       1,933,011
PHOTOGRAPHIC PRODUCTS - 0.1%
Eastman Kodak Company ............................            400         15,956

PROPERTY & CASUALTY INSURANCE - 0.7%
Allstate Corporation .............................          1,300         54,522
Ambac Financial Group, Inc. ......................            200         12,686
Chubb Corporation ................................            200         14,488
Cincinnati Financial Corporation .................            300         11,381
MBIA, Inc. .......................................            200         16,136
MGIC Investment Corporation ......................            200         13,684
Progressive Corporation Ohio .....................            100          9,705
SAFECO Corporation ...............................            300          8,456
St. Paul Companies, Inc. .........................            200          8,810
                                                                       ---------
                                                                         149,868

PUBLISHING & PRINTING - 1.1%
Dow Jones & Company, Inc. ........................            100          5,235
Harcourt General, Inc. ...........................          3,400        189,278
Knight-Ridder, Inc. ..............................            100          5,371
McGraw-Hill Companies, Inc. ......................            300         17,895
New York Times Company ...........................            200          8,194
Tribune Company ..................................            200          8,148
                                                                       ---------
                                                                         234,121

RAILROADS - 0.4%
Burlington Northern Santa Fe
  Corporation ....................................            800         24,304
CSX Corporation ..................................            400         13,480
Norfolk Southern Corporation .....................            900         15,066
Union Pacific Corporation ........................            500         28,125
                                                                       ---------
                                                                          80,975

RESTAURANTS - 0.5%
Darden Restaurants, Inc ..........................            600         14,250
McDonald's Corporation ...........................          2,000         53,100
Starbucks Corporation* ...........................            500         21,219
Tricon Global Restaurants, Inc.* .................            284         10,846
Wendy's International, Inc. ......................            200          4,464
                                                                       ---------
                                                                         103,879

SEMICONDUCTOR EQUIPMENT - 0.5%
Applied Materials, Inc.* .........................          1,600         69,600
KLA-Tencor Corporation* ..........................            300         11,812
Novellus Systems, Inc.* ..........................            300         12,169
Teradyne, Inc.* ..................................            300          9,900
                                                                       ---------
                                                                         103,481

See accompanying notes.

SCHEDULE OF INVESTMENTS
[Graphic]
MARCH 31, 2001
(UNAUDITED)


SECURITY EQUITY FUND -
ENHANCED INDEX SERIES (CONTINUED)

                                                     NUMBER            MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
SEMICONDUCTORS - 3.2%
Adaptec, Inc* .............................             200            $ 1,734
Advanced Micro Devices, Inc.* .............             800             21,232
Altera Corporation* .......................             900             19,294
Analog Devices, Inc.* .....................             800             28,992
Applied Micro Circuits
  Corporation* ............................             600              9,900
Broadcom Corporation* .....................             500             14,450
Conexant Systems, Inc.* ...................             400              3,575
Intel Corporation(1).......................          12,400            326,275
LSI Logic Corporation .....................             500             20,531
Linear Technology Corporation .............             800             12,584
Maxim Integrated Products, Inc.* ..........             600             24,954
Micron Technology, Inc.* ..................           1,300             53,989
National Semiconductor
  Corporation* ............................             600             16,050
Qlogic Corporation* .......................             200              4,500
Texas Instruments, Inc.  ..................           2,800             86,744
Vitesse Semiconductor
  Corporation* ............................             400              9,525
Xilinx, Inc.* .............................             700             24,588
                                                                    ----------
                                                                       678,917

SOFT DRINKS - 1.5%
Coca-Cola Company .........................           4,500            203,220
Coca-Cola Enterprises, Inc. ...............             800             14,224
PepsiCo, Inc. .............................           2,600            114,270
                                                                    ----------
                                                                       331,714

SPECIALTY CHEMICALS - 0.1%
Great Lakes Chemical Company ..............             100              3,074
International Flavors &
  Fragrances, Inc. ........................             200              4,412
PPG Industries, Inc. ......................             200              9,218
Rohm & Haas Company .......................             100              3,081
Sigma-Aldrich Corporation .................             100              4,788
                                                                    ----------
                                                                        24,573

SPECIALTY STORES - 0.4%
AutoZone, Inc.* . .........................             400             11,208
Bed Bath & Beyond, Inc.* ..................             700             17,194
Office Depot, Inc.* .......................           1,200             10,500
Staples, Inc.* ............................             800             11,900
Tiffany & Company .........................             300              8,175
Toys 'R' Us, Inc.* ........................             700             17,570
                                                                    ----------
                                                                        76,547

STEEL - 0.1%
Allegheny Technologies, Inc. ..............             200              3,482
Nucor Corporation .........................             200              8,014
USX-U.S. Steel Group, Inc. ................             400              5,876
Worthington Industries, Inc. ..............             400              3,720
                                                                    ----------
                                                                        21,092

SYSTEMS SOFTWARE - 3.6%
Adobe Systems, Inc. .......................           392               13,708
BMC Software, Inc.* .......................           500               10,750
Computer Associates
  International, Inc. .....................           300                8,160
Compuware Corporation* ....................           700                6,825
Microsoft Corporation*(1) .................         9,800              535,938
Novell, Inc.* .............................         1,000                5,000
Oracle Corporation* .......................        10,500              157,290
VERITAS Software Corporation* .............           812               37,547
                                                                    ----------
                                                                       775,218

TELECOMMUNICATIONS EQUIPMENT - 2.1%
ADC Telecommunications, Inc.* .............         1,700               14,450
Andrew Corporation* .......................           400                5,750
Comverse Technology, Inc.* ................           300               17,667
Corning, Inc. .............................         1,700               35,173
JDS Uniphase Corporation* .................         2,500               46,094
Lucent Technologies, Inc. .................         6,100               60,817
Motorola, Inc. ............................         3,999               57,026
Nortel Networks Corporation ...............         5,910               83,036
QUALCOMM, Inc.* ...........................         1,400               79,275
Scientific-Atlanta, Inc. ..................           500               20,795
Tellabs, Inc.* ............................           800               32,550
                                                                    ----------
                                                                       452,633

TIRES & RUBBER - 0.1%
Cooper Tire & Rubber Company ..............           700                7,945
Goodyear Tire & Rubber
  Company .................................           600               14,310
                                                                    ----------
                                                                        22,255

TOBACCO - 1.0%
Philip Morris Companies, Inc.  .............        4,100              194,545
UST, Inc. ..................................          400               12,020
                                                                    ----------
                                                                       206,565

TRADING COMPANIES & DISTRIBUTORS - 0.1%
Genuine Parts Company ......................          400               10,364
Grainger (W.W.), Inc. ......................          100                3,385
                                                                    ----------
                                                                        13,749

TRUCKING - 0.0%
Ryder System, Inc. .........................          400                7,196

WIRELESS TELECOMMUNICATION SERVICES - 0.3%
Nextel Communications, Inc.* ...............        1,500               21,563
Sprint Corporation (PCS Group)* ............        1,800               34,200
                                                                    ----------
                                                                        55,763
                                                                    ----------
Total common stocks - 91.3% ................                        19,654,931


                            See accompanying notes.

SCHEDULE OF INVESTMENTS

[Graphic]

MARCH 31, 2001
(UNAUDITED)

SECURITY EQUITY FUND --
ENHANCED INDEX SERIES (CONTINUED)

                                                      PRINCIPAL       MARKET
U.S. GOVERNMENT SECURITIES                             AMOUNT         VALUE
--------------------------                            ----------   -----------
U.S. GOVERNMENT SECURITIES - 1.0%
U.S. Treasury Bill, 5.12%, 04-19-01 ................  $  210,000   $   209,517

REPURCHASE AGREEMENT -- 8.2%
United Missouri Bank, 5.03%, 04-02-01
  (Collateralized by FHLMC, 05-15-01 with a
  value of $1,815,000) .............................   1,769,000     1,769,000
                                                                   -----------
  Total investments -- 100.5% ......................                21,633,448
  Liabilities, less cash and other assets -- (0.5%)                   (110,445)
                                                                   -----------
  Total net assets -- 100.0% .......................               $21,523,003
                                                                   ===========


The identified cost of investments owned at March 31, 2001 was the same for federal income tax and financial statement purposes.

* Non-Income producing security.

(1) Security is segregated as collateral for futures, forward contracts or options.

(2) SAILS -- Stock Appreciation Income Linked Security - is the term used for a unit consisting of a zero coupon debt security and a forward equity contract.

                            See accompanying notes.

MANAGER'S COMMENTARY

[Graphic]

SECURITY EQUITY FUND - EQUITY SERIES

MAY 15, 2001

[Picture]

Terry Milberger
Senior Portfolio Manager

[Security Funds (R) Logo]

Advisor,
Security Management Company

TO OUR SHAREHOLDERS:

The turmoil in the stock markets in the six months ended March 31, 2001 had a severe negative impact on nearly all types of stocks. Security Equity Fund also felt the pain of the general market malaise, declining 20.26% over the period, while the benchmark S&P500 Stock Index fell 18.74%.(1)

TECHNOLOGY STOCKS WERE THE WEAKEST PERFORMERS

Some of the most severe declines occurred in the technology sector. At the beginning of the six month period the portfolio held an overweight position in technology compared to the corresponding sector in the benchmark index. Throughout the period we reduced holdings in the sector, bringing it in line with the benchmark by the end of the calendar year and reducing it further to an underweight position by the end of March.

Within the technology grouping we reduced our holdings in telecommunications companies including Nortel and Lucent, which are dependent on spending by major telephone companies such as AT&T Corporation that were seeing a sharp reduction in their long distance revenues. We continue to hold personal computer oriented companies including Intel Corporation, Micron Technology, Inc., Dell Computer Corporation, and Compaq Computer Corporation, which we believe have the worst of the decline behind them.

AWEAKENING ECONOMY HURT MANY SECTORS

The economic slowdown in the U.S. played havoc with many sectors of the stock markets. Agreat deal of damage was done to advertising-related companies in the portfolio, including Viacom Inc., Clear Channel Communications, Inc., and Univision Communications Inc. As corporations saw their profit margins shrinking, advertising was one of the places where spending was reduced. Consequently, revenues declined in companies which depended in whole or in part on advertising as a source of income.

SOME SECTORS BENEFITED FROM ECONOMIC DIFFICULTIES

Still, there were some bright spots in an otherwise difficult market period. The energy sector provided favorable returns as petroleum and natural gas prices stayed at high levels longer than industry analysts expected. Our positions in integrated oil companies Exxon Mobil Corporation and Chevron Corporation performed well, as did natural gas provider El Paso Corporation. Oilfield service provider BJ Services Company saw strong revenues from its drilling-related operations as an anticipated shortage of petroleum brought renewed interest in oil exploration and production.

Companies in the pharmaceuticals and related businesses held their value well. Stocks of these companies are considered defensive in times of market weakness, since their products are needed in good times and bad. Walgreen Company, an operator of retail drugstores, saw sales and earnings continue to rise despite the economic slowdown. The best-performing stock in the Equity Fund portfolio during the period was Baxter International Inc., a manufacturer of medical products related primarily to the blood and circulatory systems. Baxter's stock rose over 60% over the six months on the positive outlook for new products, better distribution systems for those products, and revenue growth.

[Graphic]

SECURITY EQUITY FUND - EQUITY SERIES

MAY 15, 2001

BETTER MARKET PERFORMANCE AHEAD

Historically, when the Federal Reserve is lowering interest rates it has been a good time to be investing in the stock markets. The Fed has reduced interest rates three times in rapid succession since the beginning of 2001, the ninth time in the last thirty years they have made three successive rate cuts. In the previous eight times, in the three-month period following the third cut the Dow Jones Industrial Average rose an average of 7%; in the six months after the third cut the Dow rose an average of 12%; and in the twelve months following the third cut the Dow gained an average of 23%. Of course, there can be no guarantee that the same pattern will be repeated this time.

We believe the stock markets are undervalued today. We expect that hindsight at the end of 2001 will show that this is an excellent time to own stocks. While corporate earnings in the first and second quarters of the calendar year are very likely to be weak, the results of the Federal Reserve's interest rate cuts should stimulate economic activity and bring improvement in earnings as the year progresses. Patience and long-term investment horizons should be rewarded over the coming months.

Sincerely,

Terry Milberger
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

                                  PERFORMANCE

                                TOP 5 HOLDINGS**

                                                                    % OF
                                                                  NET ASSETS
General Electric Company.....................................        5.0%
Standard & Poor's 500 Index Fund.............................        4.0%
Microsoft Corporation........................................        3.3%
Exxon Mobil Corporation......................................        2.7%
American International Group, Inc............................        2.6%

**At March 31, 2001

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2001

                                      1 YEAR       5 YEARS       10 YEARS

A Shares                             (24.32%)       9.56%         12.92%
A Shares with sales charge           (28.67%)       8.28%         12.25%
B Shares                             (25.06%)       8.48%         11.00%
                                                 (10-19-93)
                                              (since inception)
B Shares with CDSC                   (28.81%)       8.19%         11.00%
                                                 (10-19-93)
                                              (since inception)
C Shares                             (25.06%)      (8.91%)          N/A
                                                  (1-29-99)
                                              (since inception)
C Shares with CDSC                   (25.81%)      (8.91%)          N/A
                                                  (1-29-99)
                                              (since inception)
S Shares                             (15.44%)        N/A            N/A
                                                  (2-01-01)
                                              (since inception)
S Shares with CDSC                   (20.51%)        N/A            N/A
                                                  (2-01-01)
                                              (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares and 6% for Class S shares, as applicable, except where noted. For Class S shares, the returns have been calculated from February 1, 2001 (date of inception) to March 31, 2001 and are not annualized. Such figures would be lower if the maximum sales charge were deducted.

SCHEDULE OF INVESTMENTS

[Graphic]

MARCH 31, 2001
(UNAUDITED)

SECURITY EQUITY FUND -
EQUITY SERIES

                                                      NUMBER            MARKET
COMMON STOCKS (CONTINUED)                           OF SHARES           VALUE
-------------------------                           ---------        -----------
ADVERTISING - 1.0%
Omnicom Group, Inc. ........................            90,000      $  7,459,201

AEROSPACE & DEFENSE - 1.5%
Boeing Company .............................            50,000         2,785,500
General Dynamics Corportation ..............            30,000         1,882,200
United Technologies Corporation ............            90,000         6,597,000
                                                                     -----------
                                                                      11,264,700

ALUMINUM - 0.5%
Alcoa, Inc. ................................           110,000         3,954,500

APPLICATION SOFTWARE - 0.4%
Amdocs, Ltd.* ..............................            60,000         2,874,000

AUTOMOBILE MANUFACTURERS - 0.3%
General Motors Corporation .................            50,000         2,592,500

BANKS - 5.7%
Bank of America Corporation ................            80,000         4,380,000
Bank of New York Company, Inc. .............           180,000         8,863,200
FleetBoston Financial Corporation ..........           120,000         4,530,000
Golden West Financial Corporation ..........            40,000         2,596,000
Mellon Financial Corporation ...............           100,000         4,052,000
Northern Trust Corporation .................            90,000         5,625,000
Washington Mutual, Inc. ....................            70,000         3,832,500
Wells Fargo & Company ......................           180,000         8,904,600
                                                                     -----------
                                                                      42,783,300

BIOTECHNOLOGY - 0.8%
Amgen, Inc.* ...............................           100,000         6,018,750

BREWERS - 0.3%
Anheuser-Busch Companies, Inc. .............            50,000         2,296,500

BROADCASTING & CABLE TV - 2.2%
AT&T Corporation-Libery Media Corporation* .           150,000         2,100,000
Chapter Communications, Inc.* ..............            40,000           905,000
Clear Channel Communications, Inc.* ........           145,700         7,933,365
Comcast Corpoaration* ......................            60,000         2,516,250
Univision Communications, Inc.* ............            80,000         3,052,800
                                                                     -----------
                                                                      16,507,415

COMPUTER HARDWARE - 4.1%
Compaq Computer Corporation ................           140,000         2,548,000
Dell Computer Corporation* .................           200,000         5,137,500
Hewlett-Packard Company ....................           150,000         4,690,500
International Business Machines Corporation            160,000        15,388,800
Sun Microsystems, Inc.* ....................           180,000         2,766,600
                                                                     -----------
                                                                      30,531,400

COMPUTER STORAGE & PERIPHERALS - 0.7%
EMC Corporation* ...........................           170,000       $ 4,998,000

CONSUMER FINANCE - 0.7%
Capital One Financial Corporation ..........            20,000         1,110,000
MBNA Corporation ...........................            60,000         1,986,000
Providian Financial Corporation ............            40,000         1,962,000
                                                                     -----------
                                                                       5,058,000

DATA PROCESSING SERVICES - 1.1%
Automatic Data Processing, Inc. ............           100,000         5,438,000
First Data Corporation .....................            50,000         2,985,500
                                                                     -----------
                                                                       8,423,500

DEPARTMENT STORES - 0.6%
Federated Department Stores, Inc.* .........            25,000         1,038,750
Kohl's Corporation* ........................            45,000         2,776,050
May Department Stores Company ..............            30,000         1,064,400
                                                                     -----------
                                                                       4,879,200

DIVERSIFIED COMMERCIAL SERVICES - 0.7%
Ecolab, Inc ................................           125,000         5,302,500

DIVERSIFIED FINANCIAL SERVICES - 7.9%
American Express Company ...................           120,000         4,956,000
Citigroup, Inc. ............................           360,000        16,192,800
Fannie Mae .................................           150,000        11,940,000
Freddie Mac ................................           140,000         9,076,200
J.P. Morgan Chase & Company ................           140,000         6,286,000
Merrill Lynch & Company, Inc. ..............            90,000         4,986,000
Morgan Stanley Dean
 Witter & Company ..........................           110,000         5,885,000
                                                                     -----------
                                                                      59,322,000

DRUG RETAIL - 1.1%
Walgreen Company ...........................           200,000         8,160,000

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
Sanmina Corporation* .......................           120,000         2,347,500

FOOD RETAIL - 1.3%
Safeway, Inc.* .............................           180,000         9,927,000


GAS UTILITIES - 0.7%
El Paso Corporation ........................            86,100         5,622,330

GENERAL MERCHANDISE STORES - 3.1%
Family Dollar Stores, Inc. .................            70,000         1,799,000
Target Corporation .........................           170,000         6,133,600
Wal-Mart Stores, Inc. ......................           300,000        15,150,000
                                                                     -----------
                                                                      23,082,600

HEALTH CARE DISTRIBUTORS & SERVICES - 0.8%
Cardinal Health, Inc. ......................            65,000         6,288,750

                            See accompanying notes.

SCHEDULE OF INVESTMENTS

[Graphic]

MARCH 31, 2001
(UNAUDITED)

SECURITY EQUITY FUND -
EQUITY SERIES (CONTINUED)


                                                         NUMBER         MARKET
COMMON STOCKS (CONTINUED)                              OF SHARES         VALUE
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT - 2.2%
Baxter International, Inc. .......................       75,000      $ 7,060,500
Meditronic, Inc. .................................      200,000        9,148,000
                                                                     -----------
                                                                      16,208,500

HEALTH CARE FACILITIES - 0.4%
HCA-The Healthcare Company .......................       40,000        1,610,800
Tenet Healthcare Corporation .....................       35,000        1,540,000
                                                                     -----------
                                                                       3,150,800

HOME IMPROVEMENT RETAIL - 1.3%
Home Depot, Inc. .................................      180,000        7,758,000
Lowe's Companies, Inc. ...........................       40,000        2,338,000
                                                                     -----------
                                                                      10,096,000

HOUSEHOLD PRODUCTS - 1.7%
Colgate-Palmolive Company ........................       75,000        4,144,500
Kimberly-Clark Corporation .......................       55,000        3,730,650
Procter & Gamble Company .........................       75,000        4,695,000
                                                                     -----------
                                                                      12,570,150

INDUSTRIAL CONGLOMERATES - 7.2%
General Electric Company(1).......................      900,000       37,674,000
Minnesota Mining &
  Manufacturing Company ..........................       50,000        5,195,000
Textron, Inc. ....................................       48,600        2,762,424
Tyco International, Ltd. .........................      200,000        8,646,000
                                                                     -----------
                                                                      54,277,424

INDUSTRIAL GASES - 0.1%
Air Products & Chemical, Inc .....................       25,000          960,000

INDUSTRIAL MACHINERY - 0.3%
Illinois Tool Works, Inc. ........................       35,000        1,989,400

INSURANCE BROKERS - 0.4%
Marsh & McLennan
  Companies, Inc. ................................       30,000        2,850,900

INTEGRATED OIL & GAS - 5.2%
Chevron Corporation ..............................       90,000        7,902,000
Exxon Mobil Corporation ..........................      250,000       20,250,000
Royal Dutch Petroleum Company ....................      200,000       11,088,000
                                                                     -----------
                                                                      39,240,000

INTEGRATED TELECOMMUNICATIONS SERVICES - 3.3%
AT&T Corporation .................................      100,000        2,130,000
BellSouth Corporation ............................      100,000        4,092,000
Qwest Communications
  International, Inc.* ...........................      120,000        4,206,000
SBC Communications, Inc...........................      220,000        9,818,600
Verizon Communications, Inc. .....................      100,000        4,930,000
                                                                     -----------
                                                                      25,176,600

IT CONSULTING & SERVICES - 0.8%
Computer Sciences Corporation* ...............           90,000      $ 2,911,500
Electronic Data Systems
  Corporation ................................           50,000        2,793,000
                                                                     -----------
                                                                       5,704,500

LIFE & HEALTH INSURANCE - 0.5%
American General Corporation .................          100,000        3,825,000
Metlife, Inc..................................          100,000        3,005,000
                                                                     -----------
                                                                       6,830,000

MOTORCYLE MANUFACTURERS - 0.5%
Harley-Davidson, Inc. ........................           90,000        3,415,500

MOVIES & ENTERTAINMENT - 3.2%
AOL Time Warner, Inc. ........................          380,000       15,257,000
Viacom, Inc. (Cl. B)* ........................          120,000        5,276,400
Walt Disney Company ..........................          130,000        3,718,000
                                                                     -----------
                                                                      24,251,400

MULTI-LINE INSURANCE - 3.3%
American International
  Group, Inc. ................................          240,000       19,320,000
Hartford Financial Services
  Group, Inc. ................................          100,000        5,900,000
                                                                     -----------
                                                                      25,220,000

MULTI-UTILITIES - 0.8%
Enron Corporation ............................           60,000        3,486,000
Williams Companies, Inc. .....................           60,000        2,571,000
                                                                     -----------
                                                                       6,057,000

NETWORKING EQUIPMENT - 1.3%
Cisco Systems, Inc.* .........................          600,000        9,487,500

OFFICE SERVICES & SUPPLIES - 0.3%
Avery Dennsion Corporation ...................           40,000        2,080,800

OIL & GAS EQUIPMENT & SERVICES - 0.4%
BJ Services Company* .........................           20,000        1,424,000
Halliburton Company ..........................           40,000        1,470,000
                                                                     -----------
                                                                       2,894,000

PHARMACEUTICALS - 9.4%
Allegran, Inc. ...............................           40,000        2,966,000
American Home Products
  Corporation ................................          150,000        8,812,500
Bristol-Myers Squibb Company .................          155,000        9,207,000
Forest Laboratories, Inc.* ...................           40,000        2,369,600
Johnson & Johnson ............................          100,000        8,747,000
Merck & Company ..............................          130,000        9,867,000
Pfizer, Inc. .................................          400,000       16,380,000
Pharmacia Corporation ........................          100,000        5,037,000
Schering-Plough Corporation ..................          200,000        7,306,000
                                                                     -----------
                                                                      70,692,100

                            See accompanying notes.

SCHEDULE OF INVESTMENTS

[Graphic]

MARCH 31, 2001
(UNAUDITED)

SECURITY EQUITY FUND - EQUITY SERIES (CONTINUED)

                                                      PRINCIPAL
                                                      AMOUNT OR
                                                       NUMBER          MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES        VALUE
--------------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE - 0.2%
Chubb Corporation ............................           20,000     $  1,448,800

PUBLISHING & PRINTING - 1.5%
Gannett Company, Inc. ........................          100,000        5,972,000
McGraw-Hill Companies, Inc....................           85,000        5,070,250
                                                                     -----------
                                                                      11,042,250

SEMICONDUCTOR EQUIPMENT - 0.5%
Applied Materials, Inc.* .....................           90,000        3,915,000

SEMICONDUCTORS - 3.2%
Flextronics International, Ltd.* .............           50,000          750,000
Intel Corporation ............................          600,000       15,787,500
Micron Technology, Inc.* .....................           60,000        2,491,800
Texas Instruments, Inc .......................          120,000        3,717,600
Xilinx, Inc.* ................................           40,000        1,405,000
                                                                     -----------
                                                                      24,151,900

SOFT DRINKS - 1.2%
Coca-Cola Company ............................          100,000        4,516,000
PepsiCo, Inc. ................................          100,000        4,395,000
                                                                     -----------
                                                                       8,911,000

SYSTEMS SOFTWARE - 4.1%
Microsoft Corporation* .......................          450,000       24,609,375
Oracle Corporation* ..........................          400,000        5,992,000
                                                                     -----------
                                                                      30,601,375

TELECOMMUNICATIONS EQUIPMENT - 0.3%
Comverse Technology, Inc.* ...................           40,000        2,355,600

UNIT INVESTMENT TRUST - 6.3%
S&P Mid-Cap 400 Depositary Receipts ..........          260,000       30,347,200
Standard & Poor's 500 Index Fund .............          200,000       16,880,000
                                                                     -----------
                                                                      47,227,200
                                                                     -----------
Total common stocks - 95.7% ...................................      722,499,344

U.S. GOVERNMENT & AGENCIES
Federal Home Loan Bank,
  4.99%, 04-06-01 ............................     $  2,200,000        2,198,475
  4.86%, 04-16-01 ............................     $  2,700,000        2,694,533
  4.74%, 04-12-01 ............................     $  4,700,000        4,693,193
                                                                     -----------
                                                                       9,586,201
Federal National Mortgage Association,
  4.78%, 04-02-01 ............................     $  5,101,000        5,091,518
Federal Home Loan Mortgage Corporation,
  5.00%, 04-10-01 ............................     $  3,900,000        3,895,125
  4.75%, 04-17-01 ............................     $  6,200,000        6,186,911
  4.78%, 04-24-01 ............................     $  6,700,000        6,679,539
                                                                     -----------
                                                                      16,761,575
                                                                     -----------

  Total U. S. government & agencies - 4.1% ....................       31,439,293



                                                     PRINCIPAL           MARKET
REPURCHASE AGREEMENT                                  AMOUNT             VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.1%
United Missouri Bank, 5.03%, 04-02-01
  (Collateralized by FHLB, 04-04-01,
  with a value of $551,000.) .................     $    539,000     $    539,000
                                                                    ------------
  Total investments - 99.9% ...................................      754,477,638
  Cash and other assets, less liabilities - 0.1% ..............          344,400
                                                                    ------------
  Total net assets - 100.0% ...................................     $754,822,038
                                                                    ============


The identified cost of investments owned at March 31, 2001 was the same for federal income tax and financial statement purposes.

* Non-Income producing security.

(1) Security is segregated as collateral for futures, forward contracts or options.

                            See accompanying notes.

MANAGER'S COMMENTARY

[GRAPHIC]

SECURITY EQUITY FUND - INTERNATIONAL SERIES

MAY 15, 2001

[PHOTO]

Michael Levy
Portfolio Manager

[PHOTO]

Robert Reiner
Portfolio Manager

[PHOTO]

Julie Wang
Portfolio Manager

[DEUTSCHE ASSET MANAGEMENT LOGO]
A member of the DEUTSCHE BANK GROUP

SUBADVISOR,
DEUTSCHE ASSET MANAGEMENT, INC.

TO OUR SHAREHOLDERS:
The six month period ended March 31, 2001 proved to be exceptionally challenging for investors. The October through December period saw a continuation of global monetary tightening which began earlier in 2000. The U.S. Federal Reserve Bank continued its interest rate tightening policy in order to contain perceived inflationary pressures. The lagged effects of these interest rate increases, as well as global tightening in Europe and Japan, began to impact the global economy late in 2000. The Federal Reserve began easing on January 3, 2001 with a fifty basis point interest rate cut, followed by two more such cuts in January and March. Over the six months Security International Fund returned -20.35%, while the benchmark MSCI-EAFE Index returned -16.05%.(1)

TECHNOLOGY STOCKS LED THE DECLINE
High growth industries such as technology experienced the most severe declines around the world, evidenced by the drop of over 50% in the U.S.'s technology-laden Nasdaq Composite Index over the six months. This fall was precipitated by investors' sudden realization that valuations had become overextended. In response, investors sought more defensive sectors with stable earnings and cash flow. While the Fund had significant holdings in technology-related sectors, valuations which seemed excessive to us prevented our being overweighted in all of them.

GLOBAL POLITICAL AND ECONOMIC CONDITIONS
In Euroland, rising interest rates in 2000 combined with the prolonged oil price rise--fourfold in Euro currency terms--led consumer and business confidence to fall. After raising interest rates throughout 2000, the European Central Bank has refrained from lowering rates as inflation has remained above their targeted levels. Investors in Europe were concerned particularly about the telecommunications sector, primarily about the ability of companies in the sector to service the debt incurred with the recent acquisition of European third-generation licenses.

Political and economic turmoil continued to hurt Japanese equity markets. As the Japanese economy slips further into recession, the central bank there appears to have realized that its ending of the zero interest rate policy was premature, and has since returned to that policy. Political uncertainty in the region continues even after Prime Minister Mori announced his resignation.

Emerging markets also had a difficult year in 2000; however, improving liquidity conditions and more attractive stock valuations have made the region a positive contributor to Fund performance in 2001. Emerging markets should continue to benefit from easier monetary policy and expectations of an economic recovery in developed countries.

OUR OUTLOOK FOR GLOBAL CONDITIONS
Consensus forecasts for Euroland growth in 2001 have peaked and are likely to be revised downward further. However, lagged effects of a weak Euro and a move to fiscal expansion should be sufficient to offset slower demand growth in export markets. Profit growth should be supported and should compare favorably on an international basis, leading us to maintain our overweight position in European region stocks.

The situation in Japan remains a concern. Japan recently revised its Gross Domestic Product for the third quarter of their fiscal year (our fourth calendar quarter 2000) to a 2.4% decline. We remain cautious about Japanese financial stocks as Japanese banks are in the process of writing off bad loans and continue to own cross-share holdings in each other.

[Graphic]


SECURITY EQUITY FUND - INTERNATIONAL SERIES

MAY 15, 2001

Overall, we expect slowing global economic growth to continue to cause concern in the near term, but the economic environment should become increasingly supportive of equity markets as the year progresses. Prompt central bank action is expected to improve liquidity conditions and lead to a bottoming of GDPand profit growth expectations, enabling equity markets to shift away from their defensive bias.

Sincerely,

Michael Levy, Robert Reiner, and Julie Wang
Portfolio Managers

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

                                  PERFORMANCE

                                TOP 5 HOLDINGS**

                                                                      % OF
                                                                    NET ASSETS
                                                                    ----------
Buhrmann, N.V.                                                         2.6%
ENI SpA                                                                2.4%
Total Fina Elf S.A.                                                    2.1%
Telecom Italia S.A.                                                    2.0%
Elan Corporation plc ADR                                               2.0%

**At March 31, 2001


                             AVERAGE ANNUAL RETURNS
                              AS OF MARCH 31, 2001

                                        1 YEAR             SINCE INCEPTION
                                        ------             ---------------
A Shares                               (31.54%)           (5.87%) (1-29-99)
A Shares with sales charge             (35.47%)           (8.41%) (1-29-99)
B Shares                               (31.90%)           (6.47%) (1-29-99)
B Shares with CDSC                     (35.30%)           (7.77%) (1-29-99)
C Shares                               (32.01%)           (6.37%) (1-29-99)
C Shares with CDSC                     (32.69%)           (6.37%) (1-29-99)
S Shares                                    N/A          (13.11%) (2-01-01)
S Shares with CDSC                          N/A          (18.32%) (2-01-01)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares and 6% for Class S shares, as applicable, except where noted. For Class S shares, the returns have been calculated from February 1, 2001 (date of inception) to March 31, 2001 and are not annualized. Such figures would be lower if the maximum sales charge were deducted.

SCHEDULE OF INVESTMENTS

[GRAPHIC]

MARCH 31, 2001
(UNAUDITED)

SECURITY EQUITY FUND -
INTERNATIONAL SERIES

                                                              NUMBER            MARKET
FOREIGN STOCKS                                             OF SHARES             VALUE
--------------------------------------------------------------------------------------
AUSTRALIA - 0.8%
Australia & New Zealand Banking Group, Ltd........             8,326         $  56,024
Qantas Airways, Ltd. .............................            11,592            13,755
                                                                             ---------
                                                                                69,779

BELGIUM - 1.3%
Interbrew* .......................................             4,093           104,892

BERMUDA - 0.7%
Tyco International, Ltd. .........................             1,400            60,522

BRAZIL - 0.8%
Banco Bradesco S.A ...............................         4,359,729            23,539
Embraer-Empresa Basileira de Aeronautica S.A. ADR.               526            19,935
Tele Norte Leste Participacoes S.A. ADR ..........             1,584            25,788
                                                                             ---------
                                                                                69,262

CANADA - 6.1%
Bank of Montreal .................................             3,513            88,215
Bombardier, Inc. (Cl. B) .........................             8,386           116,102
Canadian Imperial Bank of Commerce ...............             1,235            39,060
Manulife Financial Corporation ...................             3,501            92,383
Royal Bank of Canada .............................             2,800            83,897
Sun Life Financial Services of Canada ............             4,751            92,027
                                                                             ---------
                                                                               511,684

DENMARK - 0.8%
Novo Nordisk A/S (Cl.B) ..........................               323            65,751

FRANCE - 13.6%
Aventis S.A. .....................................             1,774           137,846
Christian Dior S.A. ..............................             1,620            57,570
Lafarge S.A. .....................................             1,430           126,412
Pinault-Printemps-Redoute S.A. ...................               200            34,476
PSAPeugeot Citroen ...............................               477           121,019
Schneider Electric S.A. ..........................             1,133            66,104
Societe Generale .................................             2,355           145,727
Suez Lyonnaise des Eaux S.A. .....................               706           104,225
Total Fina Elf S.A. ..............................             1,268           172,060
Usinor S.A. ......................................             3,353            41,200
Vinci S.A. .......................................               700            43,316
Vivendi Universal S.A. ...........................             1,448            88,130
                                                                             ---------
                                                                             1,138,085
GERMANY - 8.8%
Bayer AG .........................................               1,980        $ 84,260
Bayerische Motoren Werke (BMW) AG ................               1,333          40,736
Deutsche Post AG* ................................               4,132          70,862
Dresdner Bank AG .................................               2,692         122,294
E.On AG ..........................................               2,899         137,746
Infineon Technologies AG* ........................               2,303          86,524
Muenchener Rueckversicherungs-Gesellschaft AG.....                 441         130,715
Porsche AG .......................................                  21          62,152
                                                                             ---------
                                                                               735,289

HONG KONG - 1.7%
CNOOC Ltd.* ......................................              57,500          50,870
CNOOC Ltd. ADR* ..................................                 521           9,170
Legend Holdings, Ltd. ............................              59,500          40,433
Sun Hung Kai Properties, Ltd. ....................               4,000          38,209
                                                                             ---------
                                                                               138,682

HUNGARY - 0.5%
OTP Bank Rt. .....................................                 917          42,631

IRELAND - 4.8%
Bank of Ireland ..................................              13,737         114,270
CRH plc ..........................................               7,434         114,347
CRH plc - Rights* ................................               1,813           8,171
Elan Corporation plc ADR* ........................               3,154         164,797
                                                                             ---------
                                                                               401,585

ITALY - 9.1%
Assicurazioni Generali SpA .......................               2,664          84,308
Banca Intesa SpA .................................              22,374          85,839
ENI SpA ..........................................              31,130         203,640
Ruinione Adriatica di Sicurta SpA ................               7,304          89,749
Saipem SpA .......................................               7,177          43,206
Telecom Italia SpA ...............................              17,000         171,319
Unicredito Italiano SpA ..........................              19,605          84,921
                                                                             ---------
                                                                               762,982

                            See accompanying notes.

SCHEDULE OF INVESTMENTS

[GRAPHIC]

MARCH 31, 2001 (UNAUDITED)

SECURITY EQUITY FUND -
INTERNATIONAL SERIES (CONTINUED)

                                                         NUMBER           MARKET
FOREIGN STOCKS (CONTINUED)                            OF SHARES            VALUE
--------------------------------------------------------------------------------
JAPAN - 9.3%
Capcom Company, Ltd. .........................              800         $ 22,854
Chugai Pharmaceutical Company, Ltd. ..........            1,000           15,177
Eisai Company, Ltd ...........................            1,000           24,896
Fast Retailing Company, Ltd. .................              600           99,585
Konami Corporation ...........................              600           28,296
Nintendo Company, Ltd ........................              400           65,464
Nissan Motor Company, Ltd.* ..................           18,000          113,470
NTT DoCoMo, Inc ..............................                5           86,977
Pioneer Corporation ..........................            3,000           75,168
Sony Corporation .............................            2,300          163,342
Takeda Chemical Industries, Ltd ..............            1,100           53,104
Yamanouchi Pharmaceutical Company, Ltd. ......            1,000           34,472
                                                                        --------
                                                                         782,805

MEXICO - 0.7%
Cemex S.A. de C.V. ADR .......................            1,333           28,660
Grupo Financiero Banamex Accival, S.A. de C.V            18,330           32,336
                                                                        --------
                                                                          60,996

NETHERLANDS - 8.8%
Buhrmann N.V .................................            8,284          213,833
Fortis (NL) N.V ..............................            2,518           66,043
Hagemeyer N.V ................................            2,830           59,966
ING Groep N.V ................................            1,957          128,019
Koninklijke Ahold N.V ........................            4,745          147,565
Koninklijke (Royal) Philips Electronics N.V ..            3,187           87,618
TNT Post Group N.V ...........................            1,856           38,885
                                                                        --------
                                                                         741,929

POLAND - 0.9%
Bank Polska Kasa Opieki S.A.* ................            1,868           29,655
Telekomunikacja Polska S.A. ADR ..............            8,364           44,803
                                                                        --------
                                                                          74,458

PORTUGAL - 1.0%
Portugal Telecom, SGPS, S.A ..................            9,854           84,496

RUSSIA - 0.2%
OAO Lukoil Holdings ADR ......................               11              409
OAO Lukoil Holdings ADR 144A .................              520           19,344
                                                                        --------
                                                                          19,753

SOUTH KOREA - 1.1%
Samsung Electronics ..........................              450           70,323
Samsung Electronics GDR 144A .................              300           23,442
                                                                        --------
                                                                          93,765
SPAIN - 4.4%
Banco Bilbao Vizcaya Argentaria S.A ..........            6,142           83,886
Banco Popular Espanol S.A ....................            2,563           84,624
Iberdrola S.A ................................            7,782          110,619
Telefonica S.A.* .............................            5,699           91,690
                                                                        --------
                                                                         370,819

SWITZERLAND - 1.6%
Nestle S.A ...................................               66          138,309

TAIWAN - 0.6%
Sunplus Technology Company, Ltd. GDR 144A* ...            2,300           24,955
Sunplus Technology Company, Ltd. GDR* ........              100            1,085
Taiwan Semiconductor Manufacturing Company, Ltd.*         9,624           25,934
                                                                        --------
                                                                          51,974

UNITED KINGDOM - 14.3%
BPAmoco plc ADR(1)............................            2,676          132,783
Barclays plc1 ................................            3,755          116,913
BAE Systems plc1 .............................           21,676           96,302
Celltech Group plc*(1)........................            3,476           59,203
Diageo plc(1) ................................            4,243           42,648
GlaxoSmithKline plc*(1) ......................            5,670          148,404
Granada plc(1) ...............................           26,741           65,390
Dixons Group plc(1) ..........................              121              477
Powergen plc1 ................................            3,950           40,461
Reckitt Benckiser plc1 .......................           10,950          140,731
Royal Bank of Scotland Group plc(1) ..........            6,634          149,396
Shell Transport & Trading Company plc(1) .....           15,852          123,164
Vodafone Group plc(1) ........................           29,246           80,663
                                                                       ---------
                                                                       1,196,535
UNITED STATES - 1.0%
Pharmacia Corporation ........................            1,700           85,629
                                                                       ---------
  Total foreign stocks - 92.9% ...............                         7,802,612


                            See accompanying notes.

SCHEDULE OF INVESTMENTS

[Graphic]

MARCH 31, 2001
(UNAUDITED)

SECURITY EQUITY FUND -
INTERNATIONAL SERIES (CONTINUED)

                                                       PRINCIPAL
                                                       AMOUNT OR
                                                         NUMBER          MARKET
OPTIONS PURCHASED                                      OF SHARES         VALUE
--------------------------------------------------------------------------------
OPTIONS PURCHASED - 0.8%
JPYPut Option, expires 01-24-02
 strike price 117.79 ...............................    250,000        $  14,758
NIKKEI 225 Call Option 5%, expires 09-14-01
 strike price 12,859.35 ............................         28           30,544
NIKKEI 225 Call Option 5%, expires 11-09-01
 strike price 13,994.31 ............................      1,409            8,070
NIKKEI 225 Call Option 5%, expires 11-09-01
 strike price 14,022.85 ............................      2,123           11,998
                                                                       ---------
                                                                          65,370

REPURCHASE AGREEMENT - 5.4%
State Street, 3.00%, 04-02-01
 (Collateralized by FHLMC, 5.96%, 03-30-02 with a
 value of $460,693) ................................   $450,056          450,056
                                                                      ----------
 Total investments - 99.1% ......................................      8,318,038
Cash and other assets, less liabilities - 0.9% ..................         76,105
                                                                      ----------
Total net assets - 100.0%........................................     $8,394,143
                                                                      ==========

The identified cost of investments owned at March 31, 2001 was the same for federal income tax and financial statement purposes.

* Non-Income producing security.

ADR (American Depositary Receipt)

(1) Security is segregated as collateral for futures, forward contracts or options.

INVESTMENT CONCENTRATION
------------------------
At March 31, 2001, International Series(1) investment concentration, by industry, was as follows:
Advertising
Aerospace/Defense ..................................     1.4%
Airlines ...........................................     0.2%
Automobiles ........................................     4.0%
Banks & Credit .....................................    18.0%
Beverages ..........................................     1.8%
Building & Construction ............................     3.1%
Building Materials .................................     1.9%
Chemicals ..........................................     1.0%
Computer Software ..................................     0.3%
Computer Systems ...................................     0.5%
Cosmetics ..........................................     0.7%
Electric Utilities .................................     1.8%
Electrical Equipment ...............................     0.8%
Electronics ........................................     5.3%
Entertainment ......................................     1.0%
Financial Services .................................     4.5%
Food Processing ....................................     1.6%
Food Wholesalers ...................................     1.8%
Health Care ........................................     2.7%
Household Products .................................     1.7%
Insurance ..........................................     2.1%
Manufacturing ......................................     3.7%
Medical ............................................     0.6%
Oil ................................................     9.0%
Pharmaceuticals ....................................     6.1%
Real Estate Development ............................     0.5%
Retail .............................................     2.3%
Semiconductors .....................................     1.3%
Services ...........................................     4.9%
Steel ..............................................     0.5%
Telecommunications .................................     7.0%
Toys & Sporting Goods ..............................     0.8%
Options ............................................     0.8%
Repurchase agreement ...............................     5.4%
Cash & other assets, less liabilities ..............     0.9%
                                                       ------
                                                       100.0%
                                                       ======

                            See accompanying notes.

MANAGER'S COMMENTARY

[Graphic]

SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES

MAY 15, 2001

[Picture]

Cindy L. Shields
Portfolio Manager

[SECURITY FUNDS (R) LOGO]

Advisor,
Security Management Company

TO OUR SHAREHOLDERS:

The six months ended March 31, 2001 have been difficult for equity investors. Security Social Awareness Fund fell 20.47% over the period, slightly lagging the benchmark Domini Social Index's decline of 19.04%.(1)

TECHNOLOGY STOCKS CONTINUE TO LEAD THE DOWNWARD MOVE
Our technology stock holdings make up about 30% of the total portfolio, and were the weakest performers during the six months. Our holdings include Microsoft Corporation, IBM Corporation, Dell Computer Corporation, and Intel Corporation, companies which are related to the personal computer market. While these stocks declined sharply in the period just ended, we believe these companies are working down excess inventories and are seeing an improving balance between supply and demand for their products. We expect them to perform well when the markets begin to recover from their recent slump.

CERTAIN UTILITIES AND INDUSTRIALS UNDERPERFORM
In the utility sector we hold only one stock. Enron Corporation produces and delivers electricity and natural gas products and services, and fell 33% during the six months. Enron does business in California, and was hurt by the well-publicized utility problems in that state. Enron also suffered from a slowdown in prospects for its broadband communications services businesses.

Molex Incorporated, a manufacturer of electronic and fiber optic products and systems, fell 35% largely because of its exposure to the telecommunications and information technology markets where it sells its products. Also in the industrial sector, Paychex, Inc., a provider of payroll and human resource services, lost 29% as business slowed for the small and mid-sized companies it serves.

POSITIVE PERFORMANCE FROM CONSUMER-RELATED SECTORS
On the brighter side, many of our holdings in the consumer discretionary sector performed very well. General merchandise retailers Target Corporation and Family Dollar Stores, Inc., and building materials retailer Lowe's Companies, Inc. all rose between 30% and 40% during the six month period. These stocks had come under pressure last year as the economy slowed and consumer spending was expected to fall sharply. When the spending slowdown was not as great as anticipated, however, these stock prices recovered nicely.

Companies in the consumer staples sector are considered defensive because they supply products such as foods and drugs that consumers buy despite economic conditions. Drug store chain CVS Corporation gained 26% as it continued to generate consistent earnings from pharmaceutical products. General Mills, Inc., manufacturer of diversified food products, rose 22% in part because of a favorable outlook for its new products. Personal products manufacturer Kimberly-Clark Corporation was also up 22%, benefiting from the lower costs of paper pulp, a primary raw material used in its products.

PROSPECTS FOR A MARKET RECOVERY IN THE SECOND HALF
We expect the stock markets to improve over the course of the second half of the fiscal year. The Federal Reserve's interest rate cuts and the prospect of lower income taxes should boost consumer confidence and ultimately lead to an economic recovery. In the past, the stock markets have anticipated economic upturns, moving into positive territory several months prior to our seeing solid evidence of a recovery in the economic data. The market selloffs throughout the past year have returned stock valuations in many cases to more attractive, reasonable levels, setting the stage for more favorable performance in the months ahead.

Sincerely,

Cindy Shields
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

[Graphic]

SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES

MAY 15, 2001

                                   PERFORMANCE

                                TOP 5 HOLDINGS**

                                                      % OF
                                                   NET ASSETS
                                                   ----------
Microsoft Corporation                                 5.5%
American International Group, Inc.                    3.3%
Intel Corporation                                     3.2%
Merck & Company, Inc.                                 3.1%
Johnson & Johnson                                     2.2%

**At March 31, 2001


                             AVERAGE ANNUAL RETURNS
                              AS OF MARCH 31, 2001

                                          1 YEAR              SINCE INCEPTION
                                         --------            ------------------
A Shares                                 (26.79%)               8.38% (11-1-96)
A Shares with sales charge               (31.01%)               6.92% (11-1-96)
B Shares                                 (27.61%)               7.19% (11-1-96)
B Shares with CDSC                       (31.23%)               6.83% (11-1-96)
C Shares                                 (27.53%)             (7.85%) (1-29-99)
C Shares with CDSC                       (28.26%)             (7.85%) (1-29-99)
S Shares                                     N/A             (15.71%) (2-01-01)
S Shares with CDSC                           N/A             (20.77%) (2-01-01)


The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares and 6% for Class S shares, as applicable, except where noted. For Class S shares, the returns have been calculated from February 1, 2001 (date of inception) to March 31, 2001 and are not annualized. Such figures would be lower if the maximum sales charge were deducted.

SCHEDULE OF INVESTMENTS

[Graphic]

MARCH 31, 2001
(UNAUDITED)

SECURITY EQUITY FUND -
SOCIAL AWARENESS SERIES


                                                    NUMBER              MARKET
COMMON STOCKS                                     OF SHARES             VALUE
-------------                                     ---------             ------
ADVERTISING - 1.2%
Omnicom Group, Inc. ............................     3,800          $  314,944

AIR FREIGHT - 0.2%
FedEx Corporation*..............................     1,500              62,520

AIRLINES - 1.0%
Southwest Airlines Company......................    14,400             255,600

APPAREL RETAIL - 0.3
Talbots, Inc....................................     2,200              93,456

BANKS - 6.8%
Bank of America Corporation.....................     5,700             312,075
Bank of New York Company, Inc. .................     7,700             379,148
Mellon Financial Corporation....................     3,700             149,924
Northern Trust Corporation......................     5,600             350,000
PNC Bank Corporation............................     3,400             230,350
Wells Fargo & Company...........................     8,400             415,548
                                                                    ----------
                                                                     1,837,045

BIOTECHNOLOGY - 1.1%
Amgen, Inc.*....................................     4,900             294,919

BROADCASTING & CABLE TV - 1.1%
Clear Channel Communications, Inc.*.............     1,692              92,129
Comcast Corporation*............................     5,000             209,688
                                                                    ----------
                                                                       301,817

COMPUTER HARDWARE - 5.2%
Compaq Computer Corporation.....................     8,000             145,600
Dell Computer Corporation*......................    12,200             313,388
Hewlett-Packard Company.........................     5,600             175,112
International Business Machines Corporation.....     5,900             567,462
Sun Microsystems, Inc.*.........................    12,200             187,514
                                                                    ----------
                                                                     1,389,076

COMPUTER STORAGE & PERIPHERALS - 1.1%
EMC Corporation*................................    10,400             305,760

CONSTRUCTION & FARM MACHINERY - 0.4%
Deere & Company.................................     3,100             112,654

CONSUMER FINANCE - 1.7%
Household International, Inc. ..................     3,600             213,264
MBNA Corporation................................     7,200             238,320
                                                                    ----------
                                                                       451,584

DATA PROCESSING SERVICES - 1.3%
Paychex, Inc. ..................................     9,300             344,681

DEPARTMENT STORES - 0.9%
Kohl's Corporation*.............................     3,700             228,253


DIVERSIFIED FINANCIAL SERVICES - 5.0%
American Express Company........................     6,300$            260,190
Charles Schwab Corporation......................     6,300              97,146
Fannie Mae......................................     4,900             390,040
Freddie Mac.....................................     3,100             200,973
J.P. Morgan Chase & Company.....................     4,500             202,050
Merrill Lynch & Company, Inc. ..................     3,600             199,440
                                                                    ----------
                                                                     1,349,839

DRUG RETAIL - 1.7%
CVS Corporation.................................     5,000             292,450
Walgreen Company................................     4,000             163,200
                                                                    ----------
                                                                       455,650

ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
Molex, Inc. ....................................     6,500             229,328

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
Sanmina Corporation*............................     5,400             105,638

FOOD RETAIL - 1.0%
Kroger Company*.................................    10,200             263,058

GENERAL MERCHANDISE STORES - 1.5%
Family Dollar Stores, Inc. .....................    10,000             257,000
Target Corporation..............................     4,200             151,536
                                                                    ----------
                                                                       408,536

HEALTH CARE DISTRIBUTORS & SERVICES - 1.0%
Cardinal Health, Inc............................     2,675             258,806

HEALTH CARE EQUIPMENT - 1.7%
Guidant Corporation*............................     4,200             188,958
Medtronic, Inc. ................................     5,700             260,718
                                                                    ----------
                                                                       449,676

HOME IMPROVEMENT RETAIL - 2.2%
Home Depot, Inc. ...............................    11,300             487,030
Lowe's Companies, Inc. .........................     2,000             116,900
                                                                    ----------
                                                                       603,930

HOUSEHOLD PRODUCTS - 3.2%
Clorox Company..................................     2,800              88,060
Colgate-Palmolive Company.......................     2,700             149,202
Kimberly-Clark Corporation .....................     3,300             223,839
Procter & Gamble Company........................     6,200             388,120
                                                                    ----------
                                                                       849,221

INDUSTRIAL GASES - 0.7%
Praxair, Inc. ..................................     4,000             178,600

INDUSTRIAL MACHINERY - 0.5%
Illinois Tool Works, Inc. ......................     2,300             130,732

INSURANCE BROKERS - 0.5%
Marsh & McLennan Companies, Inc. ...............     1,500             142,545

                            See accompanying notes.

SCHEDULE OF INVESTMENTS

[GRAPHIC]

MARCH 31, 2001 (UNAUDITED)

SECURITY EQUITY FUND -
SOCIAL AWARENESS SERIES (CONTINUED)

                                                  NUMBER            MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES           VALUE
------------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICE - 3.9%
AT&T Corporation................................    12,244         $   260,797
BellSouth Corporation...........................     5,000             204,600
SBC Communications, Inc.........................    12,248             546,628
Sprint Corporation (FON Group)..................     2,200              48,378
                                                                   -----------
                                                                     1,060,403

INTERNET SOFTWARE & SERVICES - 0.1%
Yahoo!, Inc.*...................................     2,200              34,650

LIFE & HEALTH INSURANCE - 1.2%
American General Corporation....................     8,600             328,950

MOVIES & ENTERTAINMENT - 3.1%
AOLTime Warner, Inc.............................     6,300             252,945
Viacom, Inc. (Cl. B)*...........................     7,300             320,981
Walt Disney Company.............................     8,800             251,680
                                                                   -----------
                                                                       825,606

MULTI-LINE INSURANCE - 3.3%
American International Group, Inc...............    11,080             891,940

MULTI-UTILITIES - 1.1%
Enron Corporation...............................     4,900             284,690

NETWORKING EQUIPMENT - 2.1%
Cisco Systems, Inc.*............................    34,800             550,275
McData Corporation*.............................       382               7,210
                                                                   -----------
                                                                       557,485

OIL & GAS EQUIPMENT & SERVICES - 0.9%
BJ Services Company*............................     3,200             227,840

PACKAGED FOODS - 0.5%
General Mills, Inc..............................     3,000             129,030

PHARMACEUTICALS - 7.9%
Allergan, Inc...................................     3,200             237,280
ALZACorporation*................................     5,200             210,600
Johnson & Johnson...............................     6,800             594,796
Merck & Company, Inc............................    10,800             819,720
Schering-Plough Corporation.....................     7,500             273,975
                                                                   -----------
                                                                     2,136,371

PROPERTY & CASUALTY INSURANCE - 1.0%
Chubb Corporation...............................     3,700             268,028

PUBLISHING & PRINTING - 1.0%
McGraw-Hill Companies, Inc......................     1,800             107,370
New York Times Company..........................     4,100             167,977
                                                                   -----------
                                                                       275,347

RESTAURANTS - 0.5%
McDonald's Corporation..........................     5,500             146,025

SEMICONDUCTOR EQUIPMENT - 0.6%
Applied Materials, Inc..........................     3,800             165,300


                                                 PRINCIPAL
                                                 AMOUNT OR
                                                   NUMBER             MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES             VALUE
--------------------------------------------------------------------------------
SEMICONDUCTORS - 5.5%
Analog Devices, Inc.*...........................     2,700         $    97,848
Intel Corporation...............................    33,000             868,312
Micron Technology, Inc.*........................     4,500             186,885
Texas Instruments, Inc..........................     7,900             244,742
Xilinx, Inc.*...................................     2,200              77,275
                                                                   -----------
                                                                     1,475,062

SOFTDRINKS - 3.1%
Coca-Cola Company...............................    11,600             523,856
PepsiCo, Inc....................................     6,900             303,255
                                                                   -----------
                                                                       827,111

SYSTEMS SOFTWARE - 6.1%
Adobe Systems, Inc..............................     5,200             181,844
Microsoft Corporation*..........................    26,900           1,471,094
                                                                   -----------
                                                                     1,652,938

TELECOMMUNICATIONS EQUIPMENT - 1.7%
ADC Telecommunications, Inc.*...................     6,400              54,400
Comverse Technology, Inc.*......................     3,800             223,782
Scientific-Atlanta, Inc.........................     4,200             174,678
                                                                   -----------
                                                                       452,860

WIRELESS TELECOMMUNICATION SERVICES - 0.4%
Sprint Corporation (PCS Group)..................     6,300             119,700
                                                                   -----------
 Total common stocks - 86.6%....................................... 23,277,204

U.S. GOVERNMENT & AGENCIES
FEDERAL HOME LOAN BANK - 3.7%
 4.74%, 04-12-01................................$1,000,000             998,552

FEDERAL HOME LOAN MORTGAGE CORPORATION - 5.9%
 4.78%, 04-24-01................................$1,600,000           1,595,114
                                                                   -----------
 Total U.S. government & agencies - 9.6%...........................  2,593,666

REPURCHASE AGREEMENT - 4.0%
United Missouri Bank,
 5.03% - 04-02-01 (Collateralized by FHLMC,
 04-04-01 with a value of $1,486,000)...........$1,084,000           1,084,000
                                                                   -----------
 Total investments - 100.2%........................................ 26,954,870
 Liabilities, less cash and
 other assets - (0.2%).............................................    (63,365)
 Total net assets - 100%...........................................$26,891,505
                                                                   ===========

The identified cost of investments owned at March 31, 2001 was the same for federal income tax and financial statement purposes.

* Non-Income producing security

                            See accompanying notes.

MANAGER'S COMMENTARY

[GRAPHIC]

SECURITY EQUITY FUND - TOTAL RETURN SERIES

MAY 15, 2001

[PICTURE]

Terry Milberger
Senior Portfolio Manager

SECURITY FUNDS (R) [LOGO]
ADVISOR, SECURITY MANAGEMENT COMPANY

TO OUR SHAREHOLDERS:

The Security Total Return Fund was not exempt from the sharp market declines of the past six months. The Fund fell 20.47%, compared with a decline of 18.75% in the benchmark S&P 500 Stock Index.(1)

TELECOMMUNICATIONS COMPANY STOCKS HIT HARD

The stock of XO Communications, Inc. suffered the worst among portfolio holdings, falling sharply over the six month period. XO Communications provides broadband communications services, including local and long distance calling services, digital subscriber lines, dedicated Internet access services, and other communications-related services. Although the company reported favorable earnings results, they announced plans for additional spending in Europe. Investors interpreted this news as an indication that earnings would be slower to improve because of the expected increase in their debt load. The availability of funding for the telecommunications industry diminished as the markets slid, increasing investors' fears about these companies' ability to weather the storm of a weakening economy. While XO Communications appears to be on solid ground, it has been adversely affected by the negative sentiment toward the whole sector.

Also in the telecommunications sector, Global Crossing Ltd. and Qwest Communications International Inc. lost 56% and 27% respectively. Investors appeared to prefer the larger and more defensive regional Bell operating companies in the telecommunications sector and shied away from the newer telecommunications services companies. Global Crossing and Qwest carry larger debt loads and are unlikely to have positive earnings in the near future.

INDUSTRIAL COMPANIES SUFFER IN A WEAKENING ECONOMY

In the industrial sector our overweight position in General Electric Company detracted as the stock lost about a quarter of its value during the six months. An apparent slowdown in the U.S. and global economies caused investors to worry about future earnings in the large conglomerates. A second holding in this sector, diversified manufacturing firm Tyco International Ltd., declined in value also.

CONSUMER-ORIENTED STOCKS ADDED VALUE

On the positive side, our overweighting in the consumer discretionary sector was beneficial, gaining from the perception that the Federal Reserve's interest rate cuts would be positive for the outlook for consumer spending. Retailers Target Corporation, Kohl's Corporation, and Wal-Mart Stores, Inc. were positives for total return. Target did especially well, gaining over 41% during the six months on the strength of favorable earnings news.

Multimedia company Gannett Co., Inc. and advertising services company Omnicom Group Inc. were also favorable performers. The advertising sector lost value in the second half of 2000 when the weakening economy led investors to believe ad revenues would decline. In recent months many have rebounded as anticipations of improvement overcame fears of weakness. Gannett's stock rose over 13% and Omnicom was up 14% during the reporting period.

PROSPECTS FOR THE SECOND HALF ARE IMPROVING

We believe general market fears about the economic slowdown and its effects on corporate earnings are now just beginning to fade. We expect the next six months to bring convincing signs of an economic recovery, brought about by the series of interest rate cuts the Federal Reserve has put in place. Lower interest rates and the prospect for income tax cuts are positives for the outlook for consumer spending. History shows us that the stock markets anticipate economic recoveries, and we believe returns on investors' portfolios will be much more favorable as we move through the year.

Sincerely,

Terry Milberger
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

[GRAPHIC]

SECURITY EQUITY FUND - TOTAL RETURN SERIES

MAY 15, 2001

PERFORMANCE

                                TOP 5 HOLDINGS**

                                                                         % OF
                                                                      NET ASSETS
                                                                      ----------
General Electric Company                                                 4.7%
Microsoft Corporation                                                    3.8%
Dell Computer Corporation                                                2.6%
J.P. Morgan Chase & Company                                              2.5%
Wal-Mart Stores, Inc.                                                    2.3%

**At March 31, 2001


                  AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2001

                                1 YEAR     5 YEARS       SINCE INCEPTION
                                -------    -------    ---------------------
AShares                         (23.52%)    2.66%          4.30%   (6-1-95)
AShares with sales              (27.92%)    1.46%          3.24%   (6-1-95)
charge
B Shares                        (24.34%)    1.66%          3.28%   (6-1-95)
B Shares with CDSC              (28.13%)    1.28%          3.28%   (6-1-95)
C Shares                        (24.20%)      N/A         (7.59%) (1-29-99)
C Shares with CDSC              (24.96%)      N/A         (7.59%) (1-29-99)
S Shares                             N/A      N/A        (18.89%) (2-01-01)
S Shares with CDSC                   N/A      N/A        (23.76%) (2-01-01)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class Ashares or the contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares and 6% for Class S shares, as applicable, except where noted. For Class S shares, the returns have been calculated from February 1, 2001 (date of inception) to March 31, 2001 and are not annualized. Such figures would be lower if the maximum sales charge were deducted.

SCHEDULE OF INVESTMENTS

[Graphic}

MARCH 31, 2001
(UNAUDITED)

SECURITY EQUITY FUND - TOTAL RETURN SERIES

                                                   NUMBER              MARKET
COMMON STOCKS                                     OF SHARES             VALUE
-------------                                     ---------            ------
ADVERTISING - 2.0%
Omnicom Group, Inc. ...........................        1,450           $120,176

AEROSPACE & DEFENSE - 0.9%
General Dynamics Corporation ..................          850             53,329

ALTERNATIVE CARRIERS - 0.4%
Global Crossing, Ltd.* ........................        1,800             24,282

APPLICATION SOFTWARE - 1.6%
Amdocs, Ltd.* .................................        1,300             62,270
Check Point Software
 Technologies, Ltd.* ..........................          600             28,500
i2 Technologies, Inc.* ........................          600              8,737
                                                                       --------
                                                                         99,507

BANKS - 2.7%
Bank of New York Company, Inc. .................        1,450            71,398
FleetBoston Financial Corporation .............        1,700             64,175
Northern Trust Corporation ....................          500             31,250
                                                                       --------
                                                                        166,823

BREWERS - 0.4%
Anheuser-Busch Companies, Inc. ................          500             22,965

BROADCASTING & CABLE TV- 5.6%
AT&T Corporation -
 Liberty Media Corporation* ...................        5,700             79,800
Clear Channel
 Communications, Inc.*.........................        2,625            142,931
Comcast Corporation* ..........................        1,800             75,488
Univision Communications, Inc.* ...............        1,200             45,792
                                                                       --------
                                                                        344,011

COMPUTER HARDWARE - 3.3%
Dell Computer Corporation* ....................        6,200            159,262
International Business
 Machines Corporation .........................          400             38,472
Palm, Inc.* ...................................          800              6,725
                                                                       --------
                                                                        204,459

COMPUTERS STORAGE & PERIPHERALS - 1.0%
EMC Corporation*  .............................        1,900             55,860
Network Appliance, Inc.* ......................          450              7,566
                                                                       --------
                                                                         63,426

CONSUMER FINANCE - 0.6%
Providian Financial Corporation ...............          700             34,335

DATA PROCESSING SERVICES - 1.2%
Automatic Data Processing, Inc. ...............        1,350             73,413

DEPARTMENT STORES - 1.6%
Kohl's Corporation* ...........................        1,600             98,704

DIVERSIFIED COMMERCIAL SERVICES - 0.7%
Ecolab, Inc. ..................................        1,050             44,541

DIVERSIFIED FINANCIAL SERVICES - 9.4%
American Express Company ......................        1,850            76,405
Citigroup, Inc. ...............................        2,966            133,411
Fannie Mae ....................................          900             71,640
Goldman Sachs Group, Inc. .....................          600             51,060
J.P. Morgan Chase & Company ...................        3,425            153,782
Merrill Lynch & Company, Inc. .................          900             49,860
Morgan Stanley Dean Witter & Company ..........          800             42,800
                                                                       --------
                                                                        578,958

DRUG RETAIL - 0.8%
Walgreen Company ..............................        1,200             48,960

ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
Molex, Inc. ...................................        1,550             54,686

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
Sanmina Corporation* ..........................        3,000             58,688

FOOD RETAIL - 1.2%
Safeway, Inc.* ................................        1,300             71,695

GAS UTILITIES - 1.2%
El Paso Energy Corporation ....................        1,100             71,830

GENERAL MERCHANDISE STORES - 3.5%
Target Corporation ............................        2,000             72,160
Wal-Mart Stores, Inc. .........................        2,850            143,925
                                                                       --------
                                                                        216,085

HEALTH CARE DISTRIBUTORS & SERVICES - 0.7%
Cardinal Health, Inc...........................          450             43,537

HEALTH CARE EQUIPMENT - 3.1%
Baxter International, Inc. ....................          500             47,070
Guidant Corporation* ..........................        1,100             49,489
Medtronic, Inc. ...............................        2,000             91,480
                                                                       --------
                                                                        188,039

HEALTH CARE FACILITIES - 0.4%
Tenet Healthcare Corporation* .................          600             26,400

HOME IMPROVEMENT RETAIL - 1.1%
Home Depot, Inc. ..............................        1,600             68,960

HOUSEHOLD PRODUCTS - 1.3%
Colgate-Palmolive Company .....................          650             35,919
Kimberly-Clark Corporation ....................          600             40,698
                                                                       --------
                                                                         76,617

INDUSTRIAL CONGLOMERATES - 6.5%
General Electric Company ......................        6,950            290,927
Tyco International, Ltd. ......................        2,500            108,075
                                                                       --------
                                                                        399,002

INDUSTRIAL GASES - 0.4%
Praxair, Inc. .................................          600             26,790

                            See accompanying notes.

SCHEDULE OF INVESTMENTS

[Graphic]

MARCH 31, 2001
(UNAUDITED)

SECURITY EQUITY FUND -
TOTAL RETURN SERIES (CONTINUED)


                                                     NUMBER             MARKET
COMMON STOCKS (CONTINUED)                         OF SHARES              VALUE
--------------------------------------------------------------------------------
INDUSTRIAL MACHINERY - 1.3%
Illinois Tool Works, Inc. ................              1,450         $   82,418

INTEGRATED OIL & GAS - 4.6%
Chevron Corporation ......................                900             79,020
Exxon Mobil Corporation ..................              1,550            125,550
Royal Dutch Petroleum Company ............              1,350             74,844
                                                                      ----------
                                                                         279,414

INTEGRATED TELECOMMUNICATION SERVICES - 4.0%
BellSouth Corporation ....................              1,100             45,012
Qwest Communications
  International, Inc.* ...................              1,550             54,327
SBC Communications, Inc. .................              1,450             64,713
Verizon Communications, Inc. .............              1,200             59,160
XO Communications, Inc.* .................              2,900             20,300
                                                                      ----------
                                                                         243,512

INTERNET RETAIL - 0.5%
eBay, Inc.* ..............................                800             28,950

INTERNET SOFTWARE & SERVICES - 0.7%
Openwave Systems, Inc.* ..................                400              7,936
Yahoo! Inc.* .............................              2,200             34,650
                                                                      ----------
                                                                          42,586

IT CONSULTING & SERVICES - 0.5%
Computer Sciences Corporation* ...........              1,000             32,350

LIFE & HEALTH INSURANCE - 0.6%
Metlife, Inc. ............................              1,300             39,065

MOTORCYCLE MANUFACTURERS - 1.6%
Harley-Davidson, Inc. ....................              2,650            100,568

MOVIES & ENTERTAINMENT - 2.9%
AOL Time Warner, Inc.* ...................              2,650            106,398
Metro-Goldwyn-Mayer, Inc.* ...............              1,200             20,568
Viacom, Inc. (Cl. B)* ....................              1,200             52,764
                                                                      ----------
                                                                         179,730

MULTI-LINE INSURANCE - 1.9%
American International
  Group, Inc. ............................              1,412            113,666

MULTI-UTILITIES - 1.5%
Williams Companies, Inc. .................              2,100             89,985

NETWORKING EQUIPMENT - 1.4%
Cisco Systems, Inc.* .....................              5,300             83,806

OFFICE SERVICES & SUPPLIES - 0.6%
Avery Dennison Corporation ...............                750             39,015

OIL & GAS EQUIPMENT & SERVICES - 0.8%
Schlumberger, Ltd. .......................                850             48,969

PERSONAL PRODUCTS - 0.5%
Estee Lauder Companies, Inc. .............                900             32,778



                                                      PRINCIPAL
                                                      AMOUNT OR
                                                        NUMBER          MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES          VALUE
--------------------------------------------------------------------------------
PHARMACEUTICALS - 7.1%
Abbott Laboratories ......................              1,000         $   47,190
American Home Products
  Corporation ............................              1,100             64,625
Bristol-Myers Squibb Company .............              1,200             71,280
Johnson & Johnson ........................              1,100             96,217
Merck & Company, Inc. ....................              1,000             75,900
Pfizer, Inc. .............................                800             32,760
Schering-Plough Corporation ..............              1,300             47,489
                                                                      ----------
                                                                         435,461

PUBLISHING & PRINTING - 2.7%
Gannett Company, Inc. ....................                400             23,888
McGraw-Hill Companies, Inc. ..............              1,400             83,510
New York Times Company ...................              1,500             61,455
                                                                      ----------
                                                                         168,853

SEMICONDUCTOR EQUIPMENT - 1.3%
Applied Materials, Inc.* .................              1,800             78,300

SEMICONDUCTORS - 2.6%
Intel Corporation ........................              4,500            118,406
Micron Technology, Inc.* .................              1,000             41,530
                                                                      ----------
                                                                         159,936

SPECIALTY STORES - 0.2%
Tiffany & Company ........................                500             13,625

SYSTEMS SOFTWARE - 4.3%
Microsoft Corporation* ...................              4,300            235,156
Oracle Corporation* ......................              2,000             29,960
                                                                      ----------
                                                                         265,116

TELECOMMUNICATIONS EQUIPMENT - 2.8%
Comverse Technology, Inc.* ...............              1,050             61,835
Nokia Oyj ADR ............................              1,900             45,600
Nortel Networks Corporation ..............              2,000             28,100
Tellabs, Inc.* ...........................                900             36,619
                                                                      ----------
                                                                         172,154

WIRELESS TELECOMMUNICATIONS SERVICES - 0.7%
Sprint Corporation (PCS Group) ...........              2,400             45,600
                                                                      ----------
  Total common stocks - 98.6% ...............................          6,056,075

REPURCHASE AGREEMENT - 1.3%
United Missouri Bank, 4.84%, 03-30-01
  (Collateralized by FHLMC DN,
  05-15-01 with a value of $83,000)                    $80,000            80,000
                                                                      ----------
  Total investments - 99.9% ..................................         6,136,075
  Cash and other assets, less liabilities - 0.1% .............             5,606
                                                                      ----------
  Total net assets - 100.0% ..................................        $6,141,681
                                                                      ==========


The identified cost of investments owned at March 31, 2001 was the same for federal income tax and financial statement purposes.

* Non-Income producing security.

ADR (American Depositary Receipt)

                            See accompanying notes.

MANAGER'S COMMENTARY

[Graphic]

SECURITY EQUITY FUND - SELECT 25(R) SERIES

MAY 15, 2001

[Picture]

Terry Milberger
Senior Portfolio Manager

[SECURITY FUNDS LOGO]
Advisor,
Security Management Company

TO OUR SHAREHOLDERS:
The six-month period ended March 31, 2001 was a very difficult period for equity investors. Security Select 25 Fund was not immune to the market downturn, falling 23.02% during the period while its benchmark index, the S&P 500 Stock Index, lost 18.75%.(1) The concentrated nature of the portfolio, investing in only 20 to 30 stocks, makes it generally more volatile than more diversified portfolios.

TECHNOLOGY STOCKS LED THE DECLINE; INDUSTRIALS UNDERPERFORMED ALSO
While we focus on selection of individual stocks and don't generally emphasize sector weightings in this portfolio, the stocks we held which were technology-related were the largest detractors from total return. Networking company Cisco Systems, Inc. fell 71% as investors became concerned that an economic slowdown would damage business prospects for Cisco. When the company announced that its revenues and earnings would fall short of analysts' expectations, it confirmed investors' worries. EMC Corporation, the premier company in the computer storage arena, dropped 70% on the same kinds of concerns.

Industrial conglomerates also came under fire as the economy weakened. Diversified manufacturers General Electric Company and Tyco International Ltd. were down 27% and 32% respectively, suffering from the perception that sales of their variety of products would weaken and earnings would decline.

STILL, SOME POSITIVES AMID THE GENERAL GLOOM
Kohl's Corporation, an operator of family-oriented specialty department stores, gained almost 7% during the six months and reported earnings that exceeded analysts' expectations. Retailing stocks fell at the beginning of the economic slowdown on fears that customers would sharply reduce spending. When the spending decline was less than initially expected, the stocks recovered nicely.

Omnicom Group Inc. provides marketing communications and advertising services for its clients. As with Kohl's, investors perceived that an economic downturn would bring with it a reduction in spending--in this case for advertising, an area that frequently is the first to be trimmed back in a cost cutting process--but the stock rebounded in the first quarter of 2001 to produce a net gain of 14% for the six-month period.

Another premier name in its industry, Colgate-Palmolive Company, rose nearly 18% during the period as it steadily reported better sales and earnings numbers than were expected. The company also benefited from its defensive nature, since it sells products that consumers buy through good economic times and bad.

PREMIER COMPANY STOCKS SHOULD PERFORM WELL IN A RECOVERING ECONOMY
In the Select 25 Fund we try to choose stocks which represent the premier companies in their industries with the expectation that over the long term, companies which produce consistent earnings streams will perform well. We believe the Federal Reserve will continue to cut interest rates as often as needed to get the U.S. economy solidly back on the recovery track. The combination of lower interest rates and expected income tax reductions should rebuild consumer confidence, as well. We look for equity returns to be more favorable in the second half of the calendar year, generating more positive results for shareholders.

Sincerely,

Terry Milberger
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

SECURITY EQUITY FUND - SELECT 25(R) SERIES

[Graphic]

MAY 15, 2001

                                  PERFORMANCE


                                TOP 5 HOLDINGS**
                                ----------------
                                                                      % OF
                                                                    NET ASSETS
                                                                    ----------
Home Depot,Inc.                                                        5.3%
Automatic Data Processing,Inc.                                         5.2%
Omnicom Group, Inc.                                                    5.1%
General Electric Company                                               5.1%
Pfizer, Inc.                                                           5.0%

**At March 31, 2001


                             AVERAGE ANNUAL RETURNS
                              AS OF MARCH 31, 2001
                             ----------------------

                                         1 YEAR            SINCE INCEPTION
                                         ------            ---------------
AShares                                 (28.91%)          (6.07%) (1-29-99)
AShares with sales charge               (33.00%)          (8.60%) (1-29-99)
B Shares                                (29.51%)          (6.72%) (1-29-99)
B Shares with CDSC                      (33.03%)          (8.02%) (1-29-99)
C Shares                                (29.49%)          (6.57%) (1-29-99)
C Shares with CDSC                      (30.20%)          (6.57%) (1-29-99)
S Shares                                     N/A         (19.23%) (2-01-01)
S Shares with CDSC                           N/A         (24.08%) (2-01-01)


The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class Ashares or the contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares and 6% for Class S shares, as applicable, except where noted. For Class S shares, the returns have been calculated from February 1, 2001 (date of inception) to March 31, 2001 and are not annualized. Such figures would be lower if the maximum sales charge were deducted.

SCHEDULE OF INVESTMENTS

[Graphic]


MARCH 31, 2001
(UNAUDITED)

SECURITY EQUITY FUND -
SELECT 25(R) SERIES

                                                       NUMBER        MARKET
COMMON STOCKS                                        OF SHARES        VALUE
-------------                                        ---------        -----
ADVERTISING - 5.1%
Omnicom Group, Inc.................................     22,700     $1,881,376

BROADCASTING & CABLE TV- 9.1%
Clear Channel
 Communications, Inc.*.............................     33,000      1,796,850
Univision Communications, Inc.*....................     39,700      1,514,952
                                                                   ----------
                                                                    3,311,802

COMPUTER STORGAGE & PERIPHERALS - 1.8%
EMC Corporation*...................................     22,000        646,800

DATA PROCESSING SERVICES - 5.2%
Automatic Data Processing, Inc. ...................     34,800      1,892,424

DEPARTMENT STORES - 2.5%
Kohl's Corporation* ...............................     15,000        925,350

DIVERSIFIED FINANCIAL SERVICES - 4.9%
Citigroup, Inc. ...................................     40,000      1,799,200

DRUG RETAIL - 5.0%
Walgreen Company ..................................     45,000      1,836,000

GENERAL MERCHANDISE STORES - 4.9%
Wal-Mart Stores, Inc. .............................     35,500      1,792,750

HEALTH CARE EQUIPMENT - 4.7%
Medtronic, Inc. ...................................     37,700      1,724,398

HOME IMPROVEMENT RETAIL - 5.3%
Home Depot, Inc. ..................................     45,000      1,939,500

INDUSTRIAL CONGLOMERATES - 7.4%
General Electric Company ..........................     44,300      1,854,398
Tyco International, Ltd. ..........................     20,000        864,600
                                                                   ----------
                                                                    2,718,998

MOTORCYCLE MANUFACTURERS - 4.2%
Harley-Davidson, Inc. .............................     40,200      1,525,590

MOVIES & ENTERTAINMENT - 3.6%
Viacom, Inc. (CLB)* ...............................     30,000      1,319,100

MULTI-LINE INSURANCE - 4.0%
American International
Group, Inc. .......................................     18,000      1,449,000

NETWORKING EQUIPMENT - 1.5%
Cisco Systems, Inc.* ..............................     35,000        553,438

PHARMACEUTICALS - 9.0%
Pfizer, Inc. ......................................     45,000      1,842,750
Schering-Plough Corporation .......................     40,000      1,461,200
                                                                   ----------
                                                                    3,303,950

SEMICONDUTOR EQUIPMENT - 2.5%
Applied Materials, Inc.* ..........................     21,000        913,500

SEMICONDUCTORS - 2.9%
Intel Corporation .................................     40,000      1,052,500


                                                     PRINCIPAL
                                                     AMOUNT OR
                                                      NUMBER         MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES       VALUE
-------------------------                            ---------       ------
SYSTEMS SOFTWARE - 3.7%
Microsoft Corporation* ............................     25,000     $ 1,367,187

TELECOMMUNICATIONS EQUIPMENT - 2.6%
Comverse Technology, Inc.* ........................     16,000         942,240
                                                                   -----------
  Total common stocks - 89.9% ................................      32,895,103

U.S. GOVERNMENT & AGENCIES
Federal Home Loan Bank Discount Corporation,
 4.74% - 04-12-01 .................................  $1,100,000      1,196,335
Federal Home Loan Mortgage Corporation,
 4.78% - 04-24-01 .................................  $1,200,000      1,098,407
                                                                   -----------
  Total U.S. government & agencies - 6.3% .....................      2,294,742

REPURCHASE AGREEMENT - 3.9%
United Missouri Bank, 5.03%, 04-02-01
  (Collateralized by FHLMC, 05-15-01 with a value
  of $1,455,000) ..................................  $1,418,000      1,418,000
                                                                  ------------
 Total investments - 100.1% ...................................     36,607,845
 Liabilities, less cash and other assets - (0.1%) .............       (36,260)
                                                                  ------------
 Total net assets - 100.0% ......................                  $36,571,585
                                                                  ============

The identified cost of investments owned at March 31, 2001 was the same for federal income tax and financial statement purposes.

* Non-Income producing security.

                            See accompanying notes.

\
MANAGER'S COMMENTARY

[GRAPHIC]

SECURITY ULTRA FUND

MAY 15, 2001

[Security Funds LOGO]

Advisor, Security Management Company

[James P. Schier PHOTO]

James P. Schier
Portfolio Manager

TO OUR SHAREHOLDERS:
The six months ended March 31, 2001 were very difficult for many stock mutual funds, particularly those featuring growth stocks. Security Ultra Fund, while tumbling along with the broader stock markets, managed to outperform its benchmark index. The Fund generated a total return of -23.76% over the period, while the benchmark S&P/Barra Midcap Growth Index returned -30.21%.(1)

CONSUMER-ORIENTED STOCKS HELD THEIR VALUE WELL
The best performing sector in the Ultra Fund portfolio over the six months was consumer staples. Stocks in this sector are considered defensive in negative market periods, since they represent products such as food and drugs that consumers need and will continue to buy in any market environment. For example, the stock of CVS Corporation, which owns drug store chains CVS Pharmacy and Revco, gained 29% during the period we held it in the portfolio. In addition to its defensive characteristics, CVS continues to generate a stable earnings stream.

Our holdings in the consumer discretionary sector were strong performers as well. Mattel, Inc., maker and marketer of a variety of children's products, rose over 58% as earnings exceeded expectations. Lands'End, Inc., which sells clothing, bedding, and other products primarily through mail order and Internet channels, gained 30% during the six-month period. The company reported higher than expected earnings after recently completing a restructuring of its back office operations and bringing its inventories into balance.

While we only held one utility company in the portfolio, that stock performed well when compared with other utilities. Dynegy Inc. provides energy and communications services, and transmits and distributes electricity and natural gas. Dynegy was able to sell excess power into the struggling California market, and as a result its stock lost just over 10% while the benchmark utilities sector fell 36%.

TECHNOLOGY AND BIOTECH STOCKS CONTINUE THEIR SLIDE
The well-publicized selloff in the technology sector continued throughout the six months. While our technology holdings fell less than those in the corresponding benchmark sector, they still declined on average 40% compared with the benchmark tech sector's 49% loss. Rational Software Corporation fell 74%; Acxiom Corporation, which provides information management services, lost 34%; and telecommunications company Comverse Technology, Inc. declined 45% during the period.

Many of the biotechnology companies that ran up to extremely high valuation levels in the 1999 and early 2000 "tech mania" markets reversed direction and slipped sharply. Applied Biosystems Group fell 76% after its earnings fell short of analysts' expectations. Additionally, investors fear that the company's customers may not be able to secure funding needed to support their growth, and consequently demand for its DNA sequencers might shrink. Millennium Pharmaceuticals, Inc. lost about 58% in value after a study suggested that getting new drugs through clinical trials in a timely fashion is increasingly difficult and may be a major barrier to getting new products to market.

FINANCIAL STOCKS EXPERIENCE PROBLEMS ALSO
Two holdings in the financial sector contributed to negative performance during the six months. AFLAC Incorporated fell almost 17% on investor concerns about Japan's continuing economic weakness. About two-thirds of AFLAC's business is selling cancer insurance in Japan. The company is now entering the U.S. supplemental insurance market, which should provide growth in the future.

Northern Trust Corporation is a multi-bank holding company which provides trust and investment services as well as general banking services. The company derives a sizeable portion of its earnings from fee income, which has been hurt by falling stock prices. While their operations remain sound, their stock price reflects the general malaise in the equity markets.

[GRAPHIC]

SECURITY ULTRA FUND

MAY 15, 2001

WEAK MARKETS PROVIDE GOOD BUYING OPPORTUNITIES
Although it may sound strange in a period when stock markets have exhibited extreme weakness, we believe this a much better time to invest than it was two or three years ago. Because of the market downturn, stock prices have reached more rational levels for investors who are long oriented. Market selloffs allow fund managers to reposition their portfolios so that they can capture gains once prices begin to rise. We are beginning to make some changes of this nature, having repositioned about 5% of portfolio assets in anticipation of a market turnaround. We undertake these moves cautiously, since we don't presume to know precisely when the market bottom has been reached, but we believe over the long term the portfolio will benefit from a slightly more aggressive positioning.

Sincerely,

Jim Schier
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

                                  PERFORMANCE

                                TOP 5 HOLDINGS**

                                                                      % OF
                                                                    NET ASSETS
                                                                    ----------
Mattel, Inc.........................................................   4.0%
Ocean Energy,Inc....................................................   3.3%
Acxiom Corporation..................................................   3.1%
Mylan Laboratories,Inc..............................................   3.0%
Teva Pharmaceutical Industries, Ltd. ADR............................   3.0%
**At March 31, 2001

                             AVERAGE ANNUAL RETURNS
                              AS OF MARCH 31, 2001

                                  1 YEAR            5 YEARS           10 YEARS
                                ---------           -------           --------
A Shares.......................   (19.66%)            18.41%             14.41%
A Shares with sales charge.....   (24.25%)            17.02%             13.74%
B Shares.......................   (20.54%)            17.25%             13.80%
                                                                     (10-19-93)
                                                                  (since inception)
B Shares with CDSC.............   (24.51%)            17.04%             13.80%
                                                                     (10-19-93)
                                                                  (since inception)
C Shares.......................   (20.64%)            18.34%              N/A
                                                   (1-29-99)
                                               (since inception)
C Shares with CDSC.............   (21.43%)            18.34%              N/A
                                                   (1-29-99)
                                               (since inception)
S Shares.......................   (19.20%)             N/A                N/A
                                                   (2-01-01)
                                               (since inception)
S Shares with CDSC.............   (24.04%)             N/A                N/A
                                                   (2-01-01)
                                               (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares and 6% for Class S shares, as applicable, except where noted. For Class S shares, the returns have been calculated from February 1, 2001 (date of inception) to March 31, 2001 and are not annualized. Such figures would be lower if the maximum sales charge were deducted.

SCHEDULE OF INVESTMENTS

[Graphic]

MARCH 31, 2001
(UNAUDITED)

SECURITY ULTRA FUND

                                                  NUMBER             MARKET
COMMON STOCKS                                   OF SHARES            VALUE
------------------------------------------------------------------------------
ADVERTISING - 0.4%
TMP Worldwide, Inc.* ......................        20,000          $   751,250

AIR FREIGHT & COURIERS - 1.3%
Expeditors International of Washington, Inc.       50,000            2,521,875

APPLICATION SOFTWARE - 10.1%
AVT Corporation*..........................        100,000              281,250
Cerner Corporation*.......................         48,900            1,674,825
Electronic Arts, Inc.*....................         20,400            1,106,700
EPIQ Systems, Inc.* ......................         37,500              759,375
EPIQ Systems, Inc.*(2)....................        114,000            2,273,559
HNC Software, Inc.*.......................         23,000              403,938
Hyperion Solutions Corporation*...........        145,400            2,344,575
Jack Henry & Associates, Inc..............        178,900            4,237,694
Peregrine Systems, Inc.*..................        154,575            3,014,213
Rational Software Corporation*............        205,000            3,638,750
Take-Two Interactive Software, Inc.*......         50,000              713,281
                                                                   -----------
                                                                    20,448,160

AUTO PARTS & EQUIPMENT - 1.7%
Federal Signal Corporation................         58,600            1,144,458
Gentex Corporation*.......................        100,000            2,312,500
                                                                   -----------
                                                                     3,456,958
BANKS - 1.6%
Northern Trust Corporation................         52,000            3,250,000

BIOTECHNOLOGY - 7.1%
Alexion Pharmaceuticals, Inc.*............         81,800            1,866,063
Arena Pharmaceuticals, Inc.*..............         13,000              231,563
Biopure Corporation*......................         31,500              419,344
Enzon, Inc.*..............................         40,000            1,900,000
Gene Logic, Inc.*.........................         79,400            1,329,950
Ligand Pharmaceuticals, Inc. (Cl. B)*.....        200,000            1,956,250
Millennium Pharmaceuticals*...............        110,000            3,350,600
Progenics Pharmaceuticals, Inc.*..........          6,500               74,344
Titan Pharmaceuticals, Inc.*..............        140,000            3,108,000
                                                                   -----------
                                                                    14,236,114

BROADCASTING & CABLE TV- 2.1%
CINAR Corporation (Cl. B)*................        349,600            1,223,600
Salem Communications Corporation*.........        125,200            2,034,500
Sirius Satellite Radio, Inc.*.............         40,500              503,719
XM Satellite Radio Holdings, Inc.*........         63,100              437,756
                                                                   -----------
                                                                     4,199,575

BUILDING PRODUCTS - 0.5%
Crane Company.............................         40,200            1,047,210

CATALOG RETAIL - 1.2%
Lands' End, Inc.*.........................         86,000            2,360,700

DIVERSIFIED COMMERCIAL SERVICES - 1.7%
DeVry, Inc.*..............................        115,000            3,455,750

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
RCN Corporation*..........................         75,000              452,344

ELECTRICAL COMPONENTS & EQUIPMENT - 0.7%
Baldor Electric Company...................          8,600              181,030
Evercel, Inc.*............................        150,000            1,228,125
                                                                   -----------
                                                                     1,409,155

ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.4%
Lernout & Hauspie Speech Products N.V.*...        197,200              354,960
Maxwell Technologies, Inc.*...............        190,000            3,657,500
PerkinElmer, Inc..........................         10,800              566,460
Sawtek, Inc.*.............................         32,000              570,000
Trimble Navigation, Ltd.*.................         84,600            1,602,113
                                                                   -----------
                                                                     6,751,033

GOLD - 0.6%
Placer Dome, Inc..........................        145,000            1,254,250

HEALTH CARE DISTRIBUTORS & SERVICES - 3.2%
Cardinal Health, Inc......................         18,000            1,741,500
CryoLife, Inc.*...........................         78,450            2,034,208
Hooper Holmes, Inc........................        300,000            2,577,000
                                                                   -----------
                                                                     6,352,708

HEALTH CARE EQUIPMENT - 5.4%
Applera Corporation - Applied Biosystems Group     58,900            1,634,475
Becton, Dickinson & Company...............         58,000            2,048,560
Bioject Medical Technologies, Inc.*.......         80,000              875,000
Closure Medical Corporation*..............        168,000            2,856,000
INAMED Corporation*.......................         60,000            1,425,000
Micro Therapeutics, Inc.*.................        200,000            1,075,000
ORATEC Interventions, Inc.*...............        115,000              927,187
                                                                   -----------
                                                                    10,841,222

HEALTH CARE SUPPLIES - 0.2%
Akorn, Inc.*..............................        217,500              441,797

INDUSTRIAL MACHINERY - 1.6%
Catalytica Energy Systems, Inc.*..........         11,913              249,428
Flowserve Corporation*....................         74,000            1,660,560
Ingersoll-Rand Company....................         33,500            1,330,285
                                                                   -----------
                                                                     3,240,273

INTERNET SOFTWARE & SERVICES - 0.1%
Liquid Audio, Inc.* ......................         80,000              195,000

                            See accompanying notes.

SCHEDULE OF INVESTMENTS

[GRAPHIC]

MARCH 31, 2001
(UNAUDITED)

SECURITY ULTRA FUND (CONTINUED)

                                                   NUMBER               MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES                VALUE
------------------------------------------------------------------------------
IT CONSULTING & SERVICES - 6.9%
Acxiom Corporation*(1).........................   301,800          $ 6,300,075
Computer Sciences Corporation*.................    60,000            1,941,000
Keane, Inc.*...................................   225,000            2,925,000
Safeguard Scientifics, Inc.*...................   250,000            1,397,500
SunGard Data Systems, Inc.*....................    30,000            1,476,900
                                                                   -----------
                                                                    14,040,475

LEISURE PRODUCTS - 4.0%
Mattel, Inc...................................     450,000           7,983,000

LIFE & HEALTH INSURANCE - 2.2%
AFLAC, Inc.(1)................................    164,000            4,516,560

MULTI-UTILITIES - 2.0%
Dynegy, Inc...................................     80,000            4,080,800

NETWORKING EQUIPMENT - 0.1%
Packeteer, Inc.*..............................     89,800              272,206

OIL & GAS DRILLING - 4.0%
ENSCO International, Inc......................     94,600            3,311,000
Nabors Industries, Inc.*......................     46,250            2,397,600
Transocean Sedco Forex, Inc...................     56,150            2,434,102
                                                                   -----------
                                                                     8,142,702

OIL & GAS EQUIPMENT & SERVICES - 1.1%
Tidewater, Inc................................     50,000            2,260,000

OIL & GAS EXPLORATION & PRODUCTION - 10.0%
Anadarko Petroleum Corporation................     17,800            1,117,484
Apache Corporation............................     89,000            5,127,290
Callon Petroleum Company*.....................    105,000            1,296,750
Evergreen Resources, Inc.*....................     61,500            2,325,315
Ocean Energy, Inc.............................    400,000            6,620,000
Triton Energy, Ltd.*..........................    200,000            3,754,000
                                                                   -----------
                                                                    20,240,839

PHARMACEUTICALS - 7.6%
Guilford Pharmaceuticals, Inc.*...............     63,200            1,169,200
Mylan Laboratories, Inc.......................    237,300            6,134,205
Penwest Pharmaceuticals Company*..............     60,000              742,500
Teva Pharmaceutical Industries, Ltd. ADR......    110,000            6,008,750
United Therapeutics Corporation*..............     80,000            1,395,000
                                                                   -----------
                                                                    15,449,655

PUBLISHING & PRINTING - 2.8%
E.W. Scripps Company(1).......................     92,600            5,368,022
John Wiley & Sons, Inc........................     13,600              257,040
                                                                   -----------
                                                                     5,625,062

RAILROADS - 0.7%
RailAmerica, Inc.*...........................     150,000            1,500,000

SEMICONDUCTORS - 4.3%
Advanced Power
Technology, Inc.*............................      59,500$             661,938
Alpha Industries, Inc.*......................      55,000              866,250
Atmel Corporation*...........................     300,000            2,943,750
IXYS Corporation*............................     120,000            1,890,000
Power Integrations, Inc.*....................     107,500            1,854,375
SONICblue, Inc.*.............................     101,000              479,750
                                                                   -----------
                                                                     8,696,063

SPECIALTY CHEMICALS - 0.8%
Material Sciences Corporation*...............     105,200              846,860
Rentech, Inc.*...............................     553,000              829,500
                                                                   -----------
                                                                     1,676,360

SYSTEMS SOFTWARE - 3.1%
DST Systems, Inc.*...........................      27,280            1,314,623
Symantec Corporation*........................     105,000            4,390,312
Wind River Systems, Inc.*....................      24,000              558,000
                                                                   -----------
                                                                     6,262,935

TELECOMMUNICATIONS EQUIPMENT - 3.5%
ADTRAN, Inc.*................................      80,000            1,965,000
Avici Systems, Inc.*.........................     144,900            1,159,200
Comverse Technology, Inc.*...................      58,000            3,415,620
Terayon Communication Systems, Inc.*.........     110,000              501,875
Transcrypt International, Inc.*..............     166,500               38,295
                                                                   -----------
                                                                     7,079,990
                                                                   -----------
  Total common stocks - 96.2%................                      194,492,021

                            See accompanying notes.

SCHEDULE OF INVESTMENTS

[Graphic]

MARCH 31, 2001 (UNAUDITED)

SECURITY ULTRA FUND (CONTINUED)

                                                 PRINCIPAL             MARKET
U.S. GOVERNMENT & AGENCIES                         AMOUNT              VALUE
-------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK - 2.0%
Federal Home Loan Bank Corporation,
 5.09%, 04-04-2001 ........................     $1,400,000         $  1,399,434
 4.99%, 04-06-2001 ........................      2,500,000            2,498,267
                                                                   ------------
                                                                      3,897,701

FEDERAL HOME LOAN MORTGAGE - 2.0%
Federal Home Loan Mortgage Corporation,
 5.10%, 04-03-2001 ........................      2,000,000            1,999,433
 4.78%, 04-24-2001 ........................      2,100,000            2,093,587
                                                                   ------------
                                                                      4,093,020

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.8%
Federal National Mortgage Association,
 4.85%, 04-26-2001 ........................      1,700,000            1,694,274
                                                                   ------------
 Total U.S. government & agencies - 4.8% ..                           9,684,995

REPURCHASE AGREEMENT - 0.2%
United Missouri Bank, 5.03% - 04-02-01
 (Collateralized by FHLMC, 04-04-01
 with a value of $478,000) ................        468,000              468,000
                                                                   ------------
 Total investments - 101.2% ...................................     204,645,016
 Liabilities, less cash and other assets - (1.2%) .............      (2,567,029)
                                                                   ------------
 Total net assets - 100.0% ....................................    $202,077,987
                                                                   ============

The identified cost of investments owned at March 31, 2001 was the same for federal income tax and financial statement purposes.

* Non-Income producing security

ADR (American Depositary Receipt)

(1) Security is segregated as collateral for futures, options or forward contracts.

(2) PIPES - Private Investment in Public Equity - is the term used for stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration in a secondary public offering.

                            See accompanying notes.

MANAGER'S COMMENTARY

[Graphic]

SECURITY EQUITY FUND - LARGE CAP GROWTH SERIES

MAY 15, 2001

[Picture]

Cindy L. Shields
Portfolio Manager

[SECURITY FUNDS LOGO]

Advisor,
Security Management Company

TO OUR SHAREHOLDERS:

The six months ended March 31, 2001 proved to be extremely difficult for equity investors, particularly in the growth stock realm. Security Large Cap Growth Fund outperformed its benchmark index, falling 31.00% compared with a decline of 31.23% in the S&P/Barra Growth Index.(1)

TECHNOLOGY STOCKS CONTINUED THEIR DOWNWARD TREND
A confluence of events drove prices of technology-related stocks skyward in 1999 and early 2000. Corporate America invested heavily to upgrade its systems prior to the "Y2K" century change event. At the same time, venture capital money was flowing freely into the "dot.com" startup companies and into telecommunication services stocks. This strong demand ran the prices of many companies up well beyond reasonable valuation levels.

When the Federal Reserve stepped in with interest rate increases and signs of an economic slowdown emerged in the first half of 2000, these overvalued stocks began to slip. The price declines continued unabated through the year and into 2001, and had the greatest negative impact on the Large Cap Growth Fund's return over the six month period. Networking products provider Cisco Systems fell 71%, telecommunications equipment company Nortel Networks Corporation dropped 38% during the time we owned the stock, and applications software firm Siebel Systems, Inc. lost 75% during the period.

FINANCIAL STOCKS ALSO UNDERPERFORMED
In the financial sector, companies with a consumer orientation suffered as the market declined and consumers' debt burdens increased. The stock of financial service provider The Charles Schwab Corporation lost 56% in value as the markets declined and stock-related activity slowed sharply. Morgan Stanley Dean Witter & Company, the investment banking firm, suffered as well from market-related business slowdown as well as from a perception that its Discover Card business might be hurt by the economic weakness.

POSITIVE RESULTS IN CONSUMER STAPLES, DISCRETIONARIES, AND HEALTH CARE
Still, there were positives in an otherwise depressed market climate. The consumer staples sector, generally defensive in nature, provided favorable returns in the portfolio. Kimberly-Clark Corporation rose 22%, gaining market share and posting strong earnings resulting from innovative new product introductions. Colgate-Palmolive Company was up 17% as the company reaped the benefits of excellent cost controls. Retail food chain Safeway Inc. rose 18% over the six months as identical store sales increased. Safeway's management has been effective at growing the business; the company also has a good private label business.

Two retailing companies in the consumer discretionary sector contributed favorably to total return. Kohl's Corporation operates a chain of specialty department stores featuring moderately priced apparel and housewares. Sales for Kohl's in stores that have been open at least twelve months rose 15% in December from the year-earlier figures; the stock gained 6% over the six months period. Wal-Mart Stores, Inc., a premier discount store operator, gained 5% as sales held up well despite the slowing economy.

In the health care sector, another area which generally holds its value in down markets, American Home Products Corporation rose 4% after informing investors they had fully reserved for losses related to legal issues surrounding its diet products, now taken off the market. Bristol-Myers Squibb Company also gained 4% in a rebound from a pummeling it took in April of 2000 when it delayed seeking U.S. approval of its Vanlev blood pressure pill. A third pharmaceutical company, Forest Laboratories, Inc., was up 3% on excellent growth of its antidepressant drug Celexa. The drug is low cost, and has few side effects.

[GRAPHIC]

SECURITY EQUITY FUND - LARGE CAP GROWTH SERIES

MAY 15, 2001

GOOD PROSPECTS FOR A MARKET RECOVERY IN THE SECOND HALF
We expect the stock markets to improve over the course of the second half of the fiscal year. The Federal Reserve's interest rate cuts and the prospect of lower income tax rates should boost consumer confidence and lead to an economic recovery. In the past, the stock markets have anticipated economic upturns, moving into positive territory several months prior to confirmation of a recovery through economic data. The market selloffs throughout the past year have returned stock valuations in many cases to more attractive, reasonable levels, setting the stage for more favorable performance in the months ahead.

Sincerely,

Cindy Shields
Portfolio Manager

(1) Performance figures are based on Class Ashares and do not reflect deduction of the sales charge.

                                  PERFORMANCE

                                TOP 5 HOLDINGS**

                                                                        % OF
                                                                      NET ASSETS
                                                                      ----------
General Electric Company                                                 8.2%
Microsoft Corporation                                                    5.7%
Pfizer, Inc.                                                              5.4%
American International Group, Inc.                                       3.9%
International Business Machines Corporation                              3.4%

**At March 31, 2001


                  AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2001

                                                    SINCE INCEPTION
                                                 -----------------------
AShares                                          (33.00%)       (5-1-00)
AShares with sales charge                        (36.85%)       (5-1-00)
B Shares                                         (33.70%)       (5-1-00)
B Shares with CDSC                               (37.02%)       (5-1-00)
C Shares                                         (33.50%)       (5-1-00)
C Shares with CDSC                               (34.17%)       (5-1-00)
S Shares                                         (20.62%)       (2-1-01)
S Shares with CDSC                               (25.38%)       (2-1-01)

The performance data above represents past performance which is not predictive of future results. The returns have been calculated from May 1, 2000 (date of inception) to March 31, 2001 for Class A, Class B and Class C shares and are not annualized. For Class S shares, the returns have been calculated from February 1, 2001 (date of inception) to March 31, 2001 and are not annualized. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class Ashares or the contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares and 6% for Class S shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

SCHEDULE OF INVESTMENTS

[GRAPHIC]

MARCH 31, 2001
(UNAUDITED)

SECURITY EQUITY FUND - LARGE CAP GROWTH SERIES

                                                     NUMBER             MARKET
COMMON STOCKS                                     OF SHARES              VALUE
------------------------------------------------------------------------------
ADVERTISING - 0.4%
Omnicom Group, Inc................................      300           $ 24,864

APPLICATION SOFTWARE - 0.9%
Check Point Software Technologies, LTD*...........      150              7,125
i2 Technologies, Inc.*............................      600              8,738
Mercury Interactive Corporation*..................      100              4,187
Rational Software Corporation*....................      700             12,425
Siebel Systems, Inc.*.............................    1,000             27,200
                                                                      --------
                                                                        59,675

BANKS - 1.1%
Bank of New York Company, Inc.....................    1,000             49,240
Northern Trust Corporation........................      300             18,750
                                                                      --------
                                                                        67,990

BIOTECHNOLOGY - 1.0%
Amgen, Inc........................................    1,100             66,206

BREWERS - 0.8%
Anheuser-Busch Companies, Inc.....................    1,200             55,116

BROADCASTING & CABLE TV- 1.0%
Clear Channel Communications, Inc.................      376             20,473
Comcast Corporation...............................      700             29,356
Univision Communications, Inc.*...................      400             15,264
                                                                      --------
                                                                        65,093

COMPUTER HARDWARE - 5.7%
Celestica, Inc.*..................................      700             19,306
Dell Computer Corporation*........................    3,600             92,475
International Business Machines Corporation.......    2,300            221,214
Sun Microsystems, Inc.*...........................    2,800             43,036
Sycamore Networks, Inc.*..........................      200              2,000
                                                                      --------
                                                                       378,031

COMPUTER STORAGE & PERIPHERALS - 1.3%
EMC Corporation...................................    2,600             76,440
McData Corporation*...............................       95              1,793
Network Appliance, Inc.*..........................      500              8,406
                                                                      --------
                                                                        86,639

DATA PROCESSING SERVICES - 0.6%
Paychex, Inc......................................    1,050             38,916

DEPARTMENT STORES - 1.0%
Kohl's Corporation*...............................      500             30,845
May Department Stores Company.....................      900             31,932
                                                                      --------
                                                                        62,777
DIVERSIFIED FINANCIAL SERVICES - 1.0%
Charles Schwab Corporation........................    1,100             16,962
Merrill Lynch & Company...........................      500             27,700
Morgan Stanley Dean Witter & Company..............      400             21,400
                                                                      --------
                                                                        66,062

DRUG RETAIL - 0.9%
Walgreen Company..................................    1,500             61,200

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
Sanmina Corporation*..............................    1,200             23,475

FOOD RETAIL - 0.7%
Safeway, Inc.*....................................      800             44,120

GENERAL MERCHANDISE STORES - 3.1%
Wal-Mart Stores, Inc..............................    4,000            202,000

HEALTH CARE EQUIPMENT - 1.8%
Applera Corporation -
Applied Biosystems Group..........................      300              8,325
Guidant Corporation...............................      800             35,992
Medtronic, Inc....................................    1,600             73,184
                                                                      --------
                                                                       117,501

HOME IMPROVEMENT RETAIL - 2.1%
Home Depot, Inc...................................    3,200            137,920

HOUSEHOLD PRODUCTS - 2.6%
Colgate-Palmolive Company.........................      700             38,682
Kimberly-Clark Corporation........................    1,100             74,613
Procter & Gamble Company..........................      900             56,340
                                                                      --------
                                                                       169,635

INDUSTRIAL CONGLOMERATES - 9.0%
General Electric Company..........................   12,900            539,994
Tyco International, Ltd...........................    1,300             56,199
                                                                      --------
                                                                       596,193

INSURANCE BROKERS - 0.6%
Marsh & Mclennan Companies, Inc...................      400             38,012

INTEGRATED TELECOMMUNICATION SERVICES - 1.4%
Qwest Communications, Inc*........................    1,300             45,565
SBC Communications, Inc...........................    2,000             89,260
                                                                      --------
                                                                       134,825

INTERNET & SOFTWARE SERVICES - 3.2%
Yahoo! Inc.*......................................      500              7,875

IT CONSULTING & SERVICES - 0.1%
Sapient Corporation*..............................      300              2,156

                            See accompanying notes.

SCHEDULE OF INVESTMENTS

[Graphic]

MARCH 31, 2001
(UNAUDITED)

SECURITY EQUITY FUND -
LARGE CAP GROWTH SERIES (CONTINUED)

                                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)                              OF SHARES        VALUE
------------------------------------------------------------------------------
MOVIES & ENTERTAINMENT - 1.3%
AOL Time Warner, Inc. ...............................    5,000        $200,750
Viacom, Inc. (Cl. B)* ...............................    1,900          83,543
                                                                      --------
                                                                       284,293
MULTI-LINE INSURANCE - 3.9%
American International
 Group, Inc..........................................    3,200         257,600

NETWORKING EQUIPMENT - 2.5%
Cisco Systems, Inc.* ................................    9,400         148,638
Juniper Networks, Inc.* .............................      200           7,592
                                                                      --------
                                                                       156,230

PHARMACEUTICALS - 20.1%
Allergan, Inc. ......................................      700          51,905
ALZA Corporation* ...................................    1,500          60,750
American Home Products
 Corporation ........................................    1,700          99,875
Bristol-Myers Squibb Company ........................    2,800         166,320
Eli Lilly & Company .................................    1,300          99,658
Forest Laboratories, Inc.* ..........................      700          41,468
Johnson & Johnson ...................................    1,800         157,446
Merck & Company, Inc. ...............................    2,300         174,570
Pfizer, Inc. ........................................    8,650         354,218
Schering-Plough Corporation .........................    2,300          84,019
Watson Pharmaceuticals, Inc.* .......................      700          36,820
                                                                      --------
                                                                     1,327,049
SEMICONDUCTOR EQUIPMENT - 0.7%
Applied Materials, Inc.* ............................    1,000          43,500

SEMICONDUCTORS - 4.7%
Applied Micro Circuits
 Corporation* .......................................      200           3,300
Broadcom Corporation* ...............................      300           8,670
Flextronics International, Ltd.* ....................    1,200          18,000
Intel Corporation ...................................    8,400         221,025
Micron Technology ...................................    1,000          41,530
PMC - Sierra, Inc.* .................................      200           5,080
Xilinx, Inc.* .......................................      300          10,538
                                                                      --------
                                                                       308,143

SOFT DRINKS - 3.5%
Coca-Cola Company ...................................    3,200         144,512
PepsiCo, Inc. .......................................    2,000          87,900
                                                                      --------
                                                                       232,412

SYSTEMS SOFTWARE - 8.5%
Adobe Systems, Inc. .................................      800          27,976
BEASystems, Inc.* ...................................      700          20,563
Microsoft Corporation* ..............................    6,900         377,343
Oracle Corporation* .................................    6,600          98,868
VERITAS Software Corporation* .......................      600          27,744
                                                                      --------
                                                                       552,494


                                                        PRINCIPAL
                                                        AMOUNT OR
                                                         NUMBER         MARKET
COMMON STOCKS (CONTINUED)                               OF SHARES        VALUE
------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 1.8%
Comverse Technology, Inc.* ..........................       300     $   17,667
Corning, Inc. .......................................     1,000         20,690
Corvis Corporation* .................................       100            703
JDS Uniphase Corporation* ...........................     1,000         18,438
QUALCOMM, Inc.* .....................................       900         50,962
Scientific-Atlantic, Inc. ...........................       200          8,318
                                                                    ----------
                                                                       116,778

WIRELESS TELECOMMUNICATION SERVICES - 0.4%
Nextel Communications, Inc.* ........................       700         10,062
Sprint Corporation (PCS Group)* .....................       800         15,200
                                                                        25,262
                                                                    ----------
Total common stocks - 88.1% ...................................      5,810,042
                                                                    ==========

REPURCHASE AGREEMENT - 12.3%
----------------------------
State Street, 3.0%, 04-02-01
 (Collateralized by
 FHLMC, 7.01%, 04-19-02 with a
 value of $831,129) .................................  $812,721         812,721
 Total investments - 100.4% ...................................       6,622,763
 Liabilities, less cash and other assets - (0.4%) .............         (30,383)
                                                                     ----------
 Total net assets - 100.0% ....................................      $6,592,380
                                                                     ==========

The identified cost of investments owned at March 31, 2001 was the for federal income tax and financial statement purposes.

* Non-Income producing security.

                            See accompanying notes.

MANAGER'S COMMENTARY

[Graphic]

SECURITY EQUITY FUND - SMALL CAP GROWTH SERIES

MAY 15, 2001

[Picture]

Ronald C. Ognar
Portfolio Manager

[Picture]

Brandon Nelson
Portfolio Manager

[STRONG LOGO]
Subadvisor,
Strong Capital Management

TO OUR SHAREHOLDERS:
The U.S. equity markets moved lower throughout the six-month period ended March 31, 2001, interrupted by a short lived rally in January. The primary cause of the correction was slowing earnings growth, brought on by a weaker economy and higher energy prices. The Security Small Cap Growth Fund fell 42.18% during the period, lagging its benchmark index, the Russell 2000 Growth Index, which declined 32.33%.(1)

INVESTORS ABANDONED TECHNOLOGY STOCKS AND CHOSE DEFENSIVE ISSUES
Technology stocks were the most negatively affected during the period as weakness in the personal computer sector and fears of a dramatic slowdown in telecommunications equipment spending pushed equity investors into more defensive categories such as health care and financial services. The markets moved upward briefly in January as the Federal Reserve showed a commitment to ease monetary policy by lowering its short-term interest rate targets.

However, monetary policy takes time to work. The rally came under pressure as market participants worried that the Fed's actions were too little and too late. Several negative earnings announcements brought an end to the rally despite continued interest rate reductions.

The portfolio was affected by the sharp selloff in telecommunications equipment and networking technology companies. During the first half of the six-month period (the fourth quarter of calendar 2000), the weightings in health care and financial services companies generated positive returns for the Fund and helped offset the technology correction. Financial companies benefited from the anticipation of lower interest rates, and health care companies rose as investors rotated into more defensive stable growth industries.

THE LONG TERM POSITIVE OUTLOOK FOR TECHNOLOGY STOCKS
As we moved into the first quarter of calendar 2001, our stronger relative performing stocks were found in utilities, consumer durables, and retail trade. Utility companies in particular benefited from energy prices, which were off their peaks but still relatively high. Overall, the portfolio's performance was hampered by holdings in various technology segments of the market. Continued concerns over slowing corporate information technology spending and excess inventory in the personal computer and wireless segments continued to bring these sectors lower. We continued to hold stocks in these segments because many remain fundamentally solid despite the sector-wide correction we have been experiencing. Investing for the long term sometimes requires patience as corrections work themselves out. This patience should be rewarded when the market resumes its upward course and the companies with the most promising long-run return potential have a chance to outperform.

[Graphic]

SECURITY EQUITY FUND - SMALL CAP GROWTH SERIES

MAY 15, 2001

MARKET VOLATILITY WILL CONTINUE

Looking forward, we expect the market to remain volatile over the coming months. Before we can begin a sustainable recovery, earnings visibility will need to improve, especially for the more economically sensitive sectors of the market. We anticipate a market bottom sometime in the next three to six months as the added liquidity from the Federal Reserve begins to drive economic demand upward. Meanwhile, we are monitoring the conditions of many promising growth companies and are prepared to become more aggressive when the economic and market environments improve. In the current environment, we believe it is essential to focus on well-managed growth companies that are most levered to the benefits of lower interest rates and a reaccelerating economy.

Sincerely,

Ron Ognar and Brandon Nelson Portfolio
Managers

(1) Performance figures are based on Class Ashares and do not reflect deduction of the sales charge.

PERFORMANCE

TOP 5 HOLDINGS**

                                                                % OF
                                                              NET ASSETS
THQ,Inc......................................................    2.7%
Patterson Energy, Inc........................................    2.3%
Abercrombie & Fitch Company..................................    1.9%
Offshore Logistics, Inc......................................    1.8%
Genesco, Inc.................................................    1.7%

**At March 31, 2001


AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2001

                                              1 YEAR      SINCE INCEPTION


A Shares................................     (48.04%)    8.14%   (10-15-97)
A Shares with sales charge..............     (51.03%)    6.31%   (10-15-97)
B Shares................................     (48.58%)    6.95%   (10-15-97)
B Shares with CDSC......................     (51.15%)    6.20%   (10-15-97)
C Shares................................     (48.64%)    6.57%   (1-29-99)
C Shares with CDSC......................     (49.15%)    6.57%   (1-29-99)
S Shares................................       N/A      (20.28%) (2-01-01)
S Shares with CDSC......................       N/A      (25.07%) (2-01-01)


The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class Ashares or the contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares and 6% for Class S shares, as applicable, except where noted. For Class S shares, the returns have been calculated from February 1, 2001 (date of inception) to March 31, 2001 and are not annualized. Such figures would be lower if the maximum sales charge were deducted.

SCHEDULE OF INVESTMENTS

[GRAPHIC]

MARCH 31, 2001 (UNAUDITED)

SECURITY EQUITY FUND - SMALL CAP GROWTH SERIES

                                                   NUMBER                 MARKET
COMMON STOCKS                                     OF SHARES               VALUE
----------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.4%
BE Aerospace, Inc.*...............................  17,000             $   312,375
Engineered Support Systems, Inc...................   6,250                 121,093
                                                                       -----------
                                                                           433,468

AIRLINES - 0.7%
Atlantic Coast Airlines Holdings, Inc.*...........  10,000                 210,000

APPAREL & ACCESSORIES - 1.0%
Quicksilver, Inc.*................................  11,500                 305,325

APPAREL RETAIL - 8.5%
Abercrombie & Fitch Company*......................  18,500                 604,950
American Eagle Outfitters, Inc.*..................  13,500                 388,125
Christopher & Banks Corporation*..................  10,500                 316,312
Genesco, Inc.*....................................  19,500                 534,300
Hot Topic, Inc.*..................................  13,500                 378,000
Pacific Sunwear of California, Inc.*..............   6,500                 178,750
Wet Seal, Inc.*...................................  10,500                 269,062
                                                                        ----------
                                                                         2,669,499

APPLICATION SOFTWARE - 7.5%
Activision, Inc.*.................................   6,500                 158,031
Advantage Learning Systems, Inc.*.................   6,500                 187,687
Mentor Graphics Corporation*......................  12,500                 257,812
OPNET Technologies, Inc.*.........................   7,600                 119,700
Peregrine Systems, Inc.*..........................  16,000                 312,000
Riverdeep Group plc*..............................   6,500                 133,656
Synopsys, Inc.*...................................   7,000                 328,562
THQ, Inc.*........................................  22,500                 855,000
                                                                        ----------
                                                                         2,352,448

BANKS - 3.3%
Banknorth Group, Inc..............................  16,500                 327,937
Commerce Bancshares, Inc..........................   1,800                  67,050
Compass Bancshares, Inc...........................  11,000                 235,125
Mercantile Bankshares Corporation.................   4,500                 166,500
UCBH Holdings, Inc................................   5,200                 253,175
                                                                        ----------
                                                                         1,049,787
BROADCASTING & CABLE TV- 1.9%
Entercom Communications Corporation*..............   4,000                 157,200
Radio One, Inc.*..................................  25,000                 439,062
                                                                        ----------
                                                                           596,262
CASINOS & GAMING - 3.0%
Anchor Gaming*....................................   8,000                 490,000
GTECH Holdings Corporation*.......................   8,000                 218,000
International Game Technology*....................   5,000                 251,750
                                                                        ----------
                                                                           959,750
CONSUMER FINANCE - 2.8%
AmeriCredit Corporation*..........................  12,500              $  405,375
Dorl Financial Corporation........................   8,000                 240,000
Nextcard, Inc.*...................................  21,500                 221,719
                                                                        ----------
                                                                           867,094

DIVERSIFIED COMMERCIAL SERVICES - 5.1%
Allied Capital Corporation........................  14,500                 291,813
American Capital Strategies, Ltd.*................   8,500                 216,219
Corinthian Colleges, Inc.*........................  13,000                 523,250
eFunds Corporation*...............................   8,500                 163,625
Sylvan Learning Systems, Inc.*....................  12,000                 247,500
Raymond James Financial, Inc......................   5,500                 152,900
                                                                        ----------
                                                                         1,595,307

ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%
Active Power, Inc.*...............................  12,500                 253,906

FOOD DISTRIBUTORS - 1.1%
Performance Food Group Company*...................   6,500                 341,250

FOOTWEAR - 1.0%
Reebok International, Ltd.*.......................  12,500                 310,750

GENERAL MERCHANDISE STORES - 0.8%
Ross Stores, Inc.*................................  13,000                 243,750

HEALTH CARE DISTRIBUTORS & SERVICES - 6.6%
Accredo Health, Inc...............................   8,300                 271,306
AmeriSource Health Corporation*...................   6,500                 318,825
Express Scripts, Inc.*............................   4,000                 346,720
Laboratory Corporation of America Holdings*.......   1,800                 216,450
Lincare Holdings, Inc.*...........................   7,000                 370,563
Priority Healthcare Corporation (Cl. B)*..........  10,000                 377,500
Ventiv Health, Inc.*..............................  12,000                 184,500
                                                                        ----------
                                                                         2,085,864

HEALTH CARE EQUIPMENT - 1.6%
ESC Medical Systems Ltd.*.........................   6,500                 156,406
Respironics, Inc.*................................  11,500                 350,750
                                                                        ----------
                                                                           507,156

HEALTH CARE FACILITIES - 2.9%
Beverly Enterprises, Inc.*........................  66,000                 528,000
Manor Care, Inc.*.................................  19,500                 397,800
                                                                        ----------
                                                                           925,800

HEAVY ELECTRICAL EQUIPMENT - 0.5%
Capstone Turbine Corporation*.....................  5,500                  156,063


                            See accompanying notes.

SCHEDULE OF INVESTMENTS

[GRAPHIC]

MARCH 31, 2001
(UNAUDITED)

SECURITY EQUITY FUND - SMALL CAP GROWTH SERIES (CONTINUED)

                                                         NUMBER         MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES          VALUE
------------------------------------------------------------------------------

HOMEBUILDING - 1.6%
Centex Corporation................................       7,500       $ 312,375
Lennar Corporation................................       5,000         199,300
                                                                   -----------
                                                                       511,675

HOTELS - 1.0%
Extended Stay America, Inc.*......................      10,000         150,000
Prime Hospitality Corporation*....................      14,500         156,600
                                                                   -----------
                                                                       306,600

HOUSEHOLD APPLIANCES - 0.5%
Toro Company......................................       3,500         161,000

INDUSTRIAL MACHINERY - 0.6%
Roper Industries, Inc.*...........................       5,000         179,000

IT CONSULTING & SERVICES - 0.6%
Perot Systems Corporation*........................      16,000         175,200

LEISURE FACILITIES - 2.0%
International Speedway Corporation................       7,000         259,438
Six Flags, Inc.*..................................      19,000         367,650
                                                                   -----------
                                                                       627,088

LEISURE PRODUCTS - 2.4%
Callaway Golf Company.............................      16,500         366,465
Speedway Motorsports, Inc.*.......................      14,500         377,000
                                                                   -----------
                                                                       743,465

MANAGED HEALTH CARE - 3.8%
Caremark Rx, Inc.*................................      15,500         202,120
First Health Group Corporation*...................      12,000         526,500
Mid Atlantic Medical Services, Inc.*..............      16,000         324,800
US Oncology, Inc.*................................      18,500         150,313
                                                                   -----------
                                                                     1,203,733

OIL & GAS - DRILLING - 3.0%
Grey Wolf, Inc.*..................................      37,000         240,500
Patterson Energy, Inc.*...........................      22,500         711,563
                                                                   -----------
                                                                       952,063

OIL & GAS - EQUIPMENT & SERVICES - 7.5%
Horizon Offshore, Inc.*...........................       7,000         173,250
Key Energy Group, Inc.*...........................      44,000         470,800
National-Oilwell, Inc.*...........................      14,000         484,820
Offshore Logistics, Inc.*.........................      23,000         570,688
Tidewater, Inc....................................       3,500         158,200
Trico Marine Services, Inc.*......................      33,000         495,000
                                                                   -----------
                                                                     2,352,758

OIL & GAS EXPLORATION & PRODUCTION - 0.4%
Houston Exploration Company*......................       4,500         135,000

OIL & GAS REFINING & MARKETING - 0.8%
Pennzoil-Quaker State Company.....................      19,000         266,000


                                                     PRINCIPAL
                                                     AMOUNT OR
                                                       NUMBER           MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES           VALUE
------------------------------------------------------------------------------

REINSURANCE - 0.9%
Annuity and Life RE (Holdings), Ltd................     9,000       $  267,750

RESTAURANTS - 1.3%
Panera Bread Company*..............................    15,500         414,625

SEMICONDUCTOR EQUIPMENT - 3.5%
Credence Systems Corporation*......................     7,000         143,500
Mattson Technology, Inc.*..........................    12,000         181,500
Phototronics, Inc.*................................     7,000         172,813
Rudolph Technologies, Inc.*........................     8,500         294,844
Varian Semiconductor
Equipment Associates, Inc.*........................    10,000         319,375
                                                                  -----------
                                                                    1,112,032

SEMICONDUCTORS - 1.0%
Semtech Corporation*...............................    11,000         323,813

SPECIALTY CHEMICALS - 1.1%
Cambrex Corporation................................     4,000         166,200
OM Group, Inc......................................     3,500         186,375
                                                                  -----------
                                                                      352,575

SPECIALTY STORES - 1.4%
Guitar Center, Inc.*...............................    17,000         299,625
Linens 'n Things, Inc.*............................     5,500         151,250
                                                                  -----------
                                                                      450,875

STEEL - 0.5%
Shaw Group, Inc.*..................................     3,500         163,485

TELECOMMUNICATIONS EQUIPMENT - 1.3%
UTStarcom, Inc.*...................................    24,700         410,638
                                                                  -----------
Total common stocks - 85.7%........................                26,972,854


REPURCHASE AGREEMENT - 23.7% United Missouri
  Bank, 5.03%, 04-02-01 (Collateralized by
  FHL, 04-04-01 with a value of $7,617,000)........$7,462,000       7,462,000
                                                                  -----------
  Total investments - 109.4%.................................      34,434,854
  Liabilities, less cash & other assets - (9.4%).............      (2,953,167)
                                                                  -----------
Total net assets - 100.0%....................................     $31,481,687
                                                                  ===========


The identified cost of investments owned at March 31, 2001 was the same for federal income tax and financial statement purposes.

*Non-Income producing security.


                            See accompanying notes.

MANAGER'S COMMENTARY

[GRAPHIC]

SECURITY EQUITY FUND - TECHNOLOGY SERIES

MAY 15, 2001

WELLINGTON MANAGEMENT(R) [LOGO}

SUBADVISOR, WELLINGTON MANAGEMENT COMPANY, LLP

TO OUR SHAREHOLDERS:

The past six months were extremely challenging for investors in the technology sector, as a combination of factors came together to dramatically slow the U.S. economy and deflate stock valuations. In a period when many broad market indexes descended into bear market territory for the first time in a decade, technology stocks fared even worse, losing 52.82% during the period as measured by the benchmark Goldman Sachs Technology Composite Index. Security Technology Fund performed slightly better, however, falling 47.91% over the six month period.(1)

NOWHERE TO HIDE IN TECHNOLOGY

The slowing economy precipitated a broad list of earnings misses and excessive inventories, causing the fundamental outlook for technology stocks to weaken faster than expected, and leaving few places to hide. We continued to see signs of the ongoing economic slowdown, combined with the demise of many of the "dot.com" companies, taking a toll on demand for technology products and services. Examples include weak consumer personal computer sales and lower than expected revenues from desktop applications. Further, subsector issues in areas such as wireless communications, where compelling new data applications have yet to emerge, have also exacerbated this general weakness.

As the evidence of a significant slowdown in the U.S. economy continued to mount during the first quarter of 2001, a rally in January was quickly snuffed out and technology stocks posted one of the worst quarters on record. Given our concerns about valuations, expectations, and fundamentals, we maintained the portfolio in a conservative manner throughout the period. While our conservative position helped us on a relative basis, the environment remained extremely challenging.

THE FUND'S POSITIONING AT THE END OF THE FIRST HALF

At the end of the six month period the portfolio remained conservatively positioned with a significant overweight in services stocks, given their attractive combination of value and predictability during such volatile times. However, we continue to hold meaningful positions in all of the other technology subsectors. Key holdings in the communications sector included Ciena Corporation, Cisco Systems, Inc., and Handspring, Inc. Notable software investments included Microsoft Corporation, Rational Software Corporation, and VeriSign, Inc. Within the computer hardware sector we continue to own sizeable positions in Dell Computer Corporation and IBM Corporation. Significant holdings in the services sector include First Data Corporation and Sabre Holdings Corporation. In the volatile semiconductor sector, Intel Corporation and Micron Technology, Inc. are key holdings.

THE TECHNOLOGY SECTOR REMAINS VERY WEAK

As we enter the second calendar quarter of 2001, we do not believe the backdrop for a sustainable rally exists, despite interest rate reductions and momentum for tax cuts. While valuations are no longer stretched, fundamentals remain very weak. This weakness is widespread across all subsectors in the technology realm but for the most part has been concentrated in North America so far. However, we are starting to see signs of slowing in Europe as well.

If Europe does catch the same economic "flu," the case for a second half recovery becomes much less likely and suggests that a meaningful improvement in fundamentals may not take place until early next year. Given this broad weakness, earnings expectations have been significantly reduced in recent weeks. However, while these reduced expectations are much more in line with reality, we believe that many still have further to go, and we expect yet more downward revisions over the next few weeks.

WE REMAIN OPTIMISTIC FOR THE LONG TERM OUTLOOK

In this environment, the portfolio remains conservatively positioned with a significant overweight in services stocks. While our immediate concerns suggest our current positioning is appropriate, it is unlikely we will get more conservative from here. Long term, we are as optimistic as ever, but in the short term we expect it will remain a very challenging environment.

Sincerely,

The Global Technology Portfolio Management Team Wellington
Management Company, LLP

(1) Performance figures are based on Class Ashares and do not reflect deduction of the sales charge. Fee waivers and/or reimbursements reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

[GRAPHIC]

SECURITY EQUITY FUND - TECHNOLOGY SERIES

MAY 15, 2001

                                  PERFORMANCE

                                TOP 5 HOLDINGS**

                                                                        % OF
                                                                      NET ASSETS
                                                                      ----------
Microsoft Corporation                                                    9.9%
Dell Computer Corporation                                                8.6%
Sabre Group Holdings                                                     5.3%
International Business Machines Corporation                              5.2%
Intel Corporation                                                        4.7%

**At March 31, 2001


                  AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2001

                                                     SINCE INCEPTION
                                                 -----------------------
AShares                                          (51.40%)       (5-1-00)
AShares with sales charge                        (54.19%)       (5-1-00)
B Shares                                         (52.60%)       (5-1-00)
B Shares with CDSC                               (54.97%)       (5-1-00)
C Shares                                         (52.70%)       (5-1-00)
C Shares with CDSC                               (53.17%)       (5-1-00)
S Shares                                         (34.01%)       (2-1-01)
S Shares with CDSC                               (37.97%)       (2-1-01)

The performance data above represents past performance which is not predictive of future results. The returns have been calculated from May 1, 2000 (date of inception) to March 31, 2001 for Class A, Class B and Class C shares and are not annualized. For Class S shares, the returns have been calculated from February 1, 2001 (date of inception) to March 31, 2001 and are not annualized. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class Ashares or the contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares and 6% for Class S shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

SCHEDULE OF INVESTMENTS

[Graphic]

MARCH 31, 2001
(UNAUDITED)

SECURITY EQUITY FUND - TECHNOLOGY SERIES


                                                    NUMBER             MARKET
COMMON STOCKS                                     OF SHARES             VALUE
--------------------------------------------------------------------------------
APPLICATION SOFTWARE - 9.1%
Agile Software Corporation* ..............           3,900            $   42,961
i2 Technologies, Inc.* ...................           4,500                65,531
Macromedia, Inc.* ........................           5,000                80,313
Rational Software Corporation* ...........          12,000               213,000
Verity, Inc.* ............................          10,000               226,875
                                                                      ----------
                                                                         628,680

COMPUTER HARDWARE - 16.1%
Dell Computer Corporation* ...............          23,100               593,381
Handspring, Inc.* ........................          13,500               156,938
International Business Machines
  Corporation ............................           3,700               355,866
                                                                      ----------
                                                                       1,106,185

COMPUTER STORAGE & PERIPHERALS - 11.3%
Lexmark International, Inc.* .............           6,800               309,536
Maxtor Corporation* ......................          13,200                92,400
Network Appliance, Inc.* .................           7,100               119,369
Quantum Corporation -
  Hard Disk Drive* .......................          24,189               255,436
                                                                      ----------
                                                                         776,741

DATA PROCESSING SERVICES - 12.2%
CSG Systems International, Inc.* .........           3,900               160,631
First Data Corporation ...................           5,200               310,492
Sabre Holdings Corporation* ..............           7,900               364,743
                                                                      ----------
                                                                         835,866

IT CONSULTING & SERVICES - 4.8%
Ceridian Corporation* ....................           4,600                85,100
SunGard Data Systems, Inc.* ..............           5,000               246,150
                                                                      ----------
                                                                         331,250

INTERNET SOFTWARE & SERVICES - 4.7%
Exodus Communications, Inc.* .............          10,700               115,025
VeriSign, Inc.* ..........................           3,982               141,112
Vignette Corporation* ....................          10,600                68,238
                                                                      ----------
                                                                         324,375

MOVIES & ENTERTAINMENT - 2.6%
AOL Time Warner, Inc.* ...................           4,400               176,660

NETWORKING EQUIPMENT - 1.7%
Cisco Systems, Inc.* .....................           7,400               117,012

SEMICONDUCTOR EQUIPMENT - 2.6%
Teradyne, Inc.* ..........................           1,100                36,300
Ultratech Stepper, Inc.* .................           5,700               140,362
                                                                      ----------
                                                                         176,662

SEMICONDUCTORS - 6.3%
Intel Corporation ........................          12,300               323,644
Micron Technology, Inc.* .................           1,500                62,295
OmniVision Technologies, Inc.* ...........          13,200                45,375
                                                                      ----------
                                                                         431,314


                                                  PRINCIPAL
                                                  AMOUNT OR
                                                    NUMBER             MARKET
COMMON STOCKS (CONTINUED)                         OF SHARES             VALUE
--------------------------------------------------------------------------------

SYSTEMS SOFTWARE - 9.9%
Microsoft Corporation* ...................           12,400           $   78,125

TELECOMMUNICATIONS EQUIPMENT - 9.1%
CIENA Corporation* .......................            6,100              253,913
Research In Motion, Ltd.* ................            6,600              145,002
Sonus Networks, Inc.* ....................            9,300              185,564
Tellabs, Inc.* ...........................            1,100               44,756
                                                                      ----------
                                                                         629,235
                                                                      ----------
  Total common stocks - 90.4% .............................            6,212,105

FOREIGN STOCK
JAPAN - 2.3%
Sony Corporation .........................            2,200              156,240

REPURCHASE AGREEMENT - 7.3.%
State Street, 3.00% - 04-02-01
  (Collateralized by Fannie Mae,
  6.35%, 06-22-01, with a value
  of $510,555) ...........................         $500,510              500,510
                                                                      ----------
  Total investments - 100.0% ..............................            6,868,855
  Liabilities, less cash and other assets - 0.0% ..........               (2,282)
                                                                      ----------
  Total net assets - 100.0% ...............................           $6,866,573
                                                                      ==========

The identified cost of investments owned at March 31, 2001 was the same for federal income tax and financial statement purposes.

* Non-Income producing security.

                            See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2001                                                                             SECURITY EQUITY FUND
(Unaudited)                                                                  ---------------------------------------------------
                                                                 SECURITY                                  TOTAL        SOCIAL
                                                                GROWTH AND         EQUITY      GLOBAL      RETURN     AWARENESS
                                                               INCOME FUND         SERIES      SERIES      SERIES       SERIES
ASSETS
Investments, at value (identified cost(1)).................... $59,789,793   $754,477,638   $79,108,707  $6,136,075  $26,954,870
Cash..........................................................       1,403        693,869        12,203         988        1,236
Cash denominated in a foreign currency, at value
(identified cost(2))..........................................          --             --         6,402          --           --
Receivables:
Fund shares sold..............................................          --         56,510        40,094          --           --
Securities sold...............................................          --        825,945        19,500          --      351,258
Interest......................................................       3,545             --            --          --           --
Dividends.....................................................      73,397        505,777       130,671       3,689       13,964
Variation margin..............................................          --         77,000            --          --           --
Foreign taxes recoverable.....................................          --             --        19,923          --           --
Prepaid expenses..............................................          --             --            --      12,604       21,569
                                                               -----------   ------------   -----------  ----------  -----------
Total assets..................................................  59,868,138    756,636,739    79,337,500   6,153,356   27,342,897
                                                               ===========   ============   ===========  ==========  ===========
LIABILITIES
Payable for:
Securities purchased.......................................... $    45,377   $    985,968   $    30,701  $       --  $   388,866
Fund shares redeemed..........................................          --         28,508            --          --       15,215
Management fees...............................................      69,053        681,881       134,268       4,077       23,422
Custodian fees................................................          --             --            --         736          849
Transfer and administration fees..............................          --             --            --         988        6,755
Professional fees.............................................          --             --            --       2,492        1,062
12b-1 distribution plan fees..................................       7,558        118,344         8,043       2,868       11,873
Other payables................................................          --             --            --         514        3,350
                                                               -----------   ------------   -----------  ----------  -----------
Total liabilities.............................................     121,988      1,814,701       173,012      11,675      451,392
                                                               -----------   ------------   -----------  ----------  -----------
NET ASSETS.................................................... $59,746,150   $754,822,038   $79,164,488  $6,141,681  $26,891,505
                                                               ===========   ============   ===========  ==========  ===========

NET ASSETS CONSIST OF:
Paid in capital............................................... $70,927,812   $603,040,546   $86,598,636  $6,901,971  $27,196,954
Accumulated undistributed net investment income (loss)........     118,636       (675,726)     (620,128)    (35,973)    (103,634)
Accumulated undistributed net realized gain (loss) on sale of
investments, futures and foreign currency transactions........  (8,332,019)   (12,210,562)   (2,361,057)    139,385     (569,000)
Net unrealized appreciation (depreciation) in value of
investments, futures and translation of assets and liabilities
in foreign currency...........................................  (2,968,279)   164,667,780    (4,452,963)   (863,702)     367,185
                                                               -----------   ------------   -----------  ----------  -----------
Total net assets.............................................. $59,746,150   $754,822,038   $79,164,488  $6,141,681  $26,891,505
                                                               ===========   ============   ===========  ==========  ===========

CLASS "A" SHARES
Capital shares outstanding....................................   8,896,942     91,093,379     3,989,728     331,933      773,837
Net assets.................................................... $52,549,725   $638,986,032   $50,201,334  $3,108,255  $15,717,231
Net asset value per share..................................... $      5.91   $       7.01   $     12.58  $     9.36  $     20.31
                                                               ===========   ============   ===========  ==========  ===========
Offering price per share (net asset value divided by 94.25%).. $      6.27   $       7.44   $     13.35  $     9.93  $     21.55
                                                               ===========   ============   ===========  ==========  ===========

CLASS "B" SHARES
Capital shares outstanding....................................   1,168,035     17,118,697     2,179,410     322,427      526,629
Net assets....................................................  $6,696,783   $111,108,742   $25,899,852  $2,934,879  $10,191,952
Net asset value per share..................................... $      5.73   $       6.49   $     11.88  $     9.10  $     19.35
                                                               ===========   ============   ===========  ==========  ===========

CLASS "C" SHARES
Capital shares outstanding....................................      85,625        684,622       247,723      10,559       48,034
Net assets.................................................... $   499,642   $  4,670,791   $ 3,042,203  $   96,532  $   950,509
Net asset value per share..................................... $      5.84   $       6.82   $     12.28  $     9.14  $     19.79
                                                               ===========   ============   ===========  ==========  ===========

CLASS "S" SHARES
Capital shares outstanding....................................          --          8,052         1,678         215        1,569
Net assets.................................................... $        --   $     56,473   $    21,099  $    2,015  $    31,813
Net asset value per share..................................... $      5.91   $       7.01   $     12.57  $     9.36  $     20.28
                                                               ===========   ============   ===========  ==========  ===========

1 Investments, at cost........................................ $62,758,072   $589,462,732   $83,557,474  $6,999,777  $26,587,685
2 Cash denominated in a foreign currency, at cost............. $        --   $         --   $     6,462  $       --  $        --


                            See accompanying notes.
                                       64

[Graphic]

MARCH 31, 2001
(UNAUDITED)

                                                                                       Security Equity Fund
                                                                 ----------------------------------------------------------------
                                                                   MID CAP         SMALL CAP        ENHANCED
                                                                    VALUE           GROWTH           INDEX          INTERNATIONAL
                                                                    SERIES          SERIES           SERIES            SERIES
                                                                 -----------      -----------      -----------      -------------
ASSETS
Investments, at value (identified cost(1))..................     $69,001,781      $34,434,854      $21,633,448       $8,318,038
Cash........................................................           2,771               --              238              426
Cash denominated in a foreign currency, at value
  (identified cost(2))......................................              --               --               --          243,236
Net unrealized appreciation on forward foreign
  exchange contracts........................................              --               --               --           25,642
Receivables:
  Fund shares sold..........................................         116,400           40,000               --               --
  Securities sold...........................................              --          241,887           63,291        1,095,629
  Dividends.................................................          52,316            5,138           16,916           11,612
  Variation margin..........................................              --               --           18,595               --
Security Management Company.................................              --               --               --            8,279
Prepaid expenses............................................          16,886           29,062           20,080           33,038
                                                                 -----------      -----------      -----------       ----------
    Total assets............................................      69,190,154       34,750,941       21,752,568        9,735,900
                                                                 ===========      ===========      ===========       ==========
LIABILITIES
Net realized depreciation on forward foreign
  exchange contracts........................................     $        --      $        --      $        --       $   26,942
Cash overdraft..............................................              --              335               --               --
Payable for:
  Securities purchased......................................              --        3,146,376           31,706        1,231,836
  Fund shares redeemed......................................           8,094            2,361           81,524               --
  Written options...........................................         279,850               --               --           12,275
  Variation margin..........................................              --               --                               479
  Management fees...........................................          57,560           27,801           14,146            8,021
  Custodian fees............................................           2,100            3,218            8,494               --
  Transfer and administration fees..........................           9,943           10,040            3,105            7,256
  Professional fees.........................................           4,645            2,492              993            1,571
  12b-1 distribution plan fees..............................          26,799           76,590           89,118           53,064
  Other payables............................................           2,596               41              479              313
                                                                 -----------      -----------      -----------       ----------
    Total liabilities.......................................         391,587        3,269,254          229,565        1,341,757
                                                                 -----------      -----------      -----------       ----------
NET ASSETS..................................................     $68,798,567      $31,481,687      $21,523,003       $8,394,143
                                                                 ===========      ===========      ===========       ==========

NET ASSETS CONSIST OF:
Paid in capital.............................................     $54,159,932      $39,902,515      $24,856,881      $10,190,324
Accumulated undistributed net investment income (loss)......         (90,864)        (270,700)         (71,090)        (108,099)
Accumulated undistributed net realized gain (loss) on
  sale of investments, futures and foreign currency
   transactions.............................................       1,934,474       (9,151,146)        (680,376)      (1,335,913)
Net unrealized appreciation (depreciation) in value of
  investments, futures and translation of assets and
  liabilities in foreign currency...........................      12,795,025        1,001,018       (2,582,412)        (352,169)
                                                                 -----------      -----------      -----------       ----------
    Total net assets........................................     $68,798,567      $31,481,687      $21,523,003       $8,394,143
                                                                 ===========      ===========      ===========       ==========
CLASS "A" SHARES
Capital shares outstanding..................................       2,185,441        1,827,039          810,734          427,501
Net assets..................................................     $44,405,156      $21,547,954       $7,273,871       $3,601,417
Net asset value per share...................................          $20.32           $11.79            $8.97            $8.42
                                                                 -----------      -----------      -----------       ----------
Offering price per share (net asset value divided
  by 94.25%)................................................          $21.56           $12.51            $9.52            $8.93
                                                                 ===========      ===========      ===========       ==========
CLASS "B" SHARES
Capital shares outstanding..................................       1,035,573          661,863          973,236          245,822
Net assets..................................................     $20,224,336       $7,488,793       $8,585,365       $2,039,924
Net asset value per share...................................          $19.53           $11.31            $8.82            $8.30
                                                                 ===========      ===========      ===========       ==========
CLASS "C" SHARES
Capital shares outstanding..................................         194,711          211,552          640,491          330,669
Net assets..................................................      $3,861,860       $2,435,873       $5,660,723       $2,752,802
Net asset value per share...................................          $19.83           $11.51            $8.84            $8.32
                                                                 ===========      ===========      ===========       ==========
CLASS "S" SHARES
Capital shares outstanding..................................          15,124              769              339               --
Net assets..................................................        $307,215           $9,067           $3,044             $ --
Net asset value per share...................................          $20.31           $11.79            $8.97            $8.42
                                                                 ===========      ===========      ===========       ==========
(1) Investments, at cost....................................     $56,314,708      $33,433,836      $24,028,054       $8,667,281
(2) Cash denominated in a foreign currency, at cost.........            $ --             $ --             $ --         $244,047

                            See accompanying notes.

[Graphic]

MARCH 31, 2001
(UNAUDITED)


                                                                            SECURITY EQUITY FUND
                                                        -------------------------------------------------
                                                                           LARGE CAP                         SECURITY
                                                           SELECT 25(R)     GROWTH          TECHNOLOGY        ULTRA
                                                              SERIES        SERIES            SERIES           FUND
                                                        ----------------------------------------------------------------

ASSETS
Investments, at value (identified cost (1)).............   $36,607,845     $6,622,763       $6,868,855      204,645,016
Cash....................................................         1,371             --               --               --
Rceivables:
  Fund shares sold......................................            --             --               --          112,660
  Securities sold.......................................            --             --           74,857               --
  Dividends.............................................        17,362          4,148              282           37,967
Prepaid expenses........................................        26,777         23,610           26,496               --
                                                           -----------     ----------        ---------      -----------
  Total assets..........................................    36,653,355      6,650,521        6,970,490      204,795,724
                                                           ===========     ==========        =========      ===========
LIABILITIES
Net realized depreciation on forward foreign
  exchange contracts....................................   $        --    $        --       $      218      $        --
Cash overdraft..........................................            --             68           67,267               --
Security Management Company.............................            --             --              735               --
Payable for:
  Securities purchased..................................            --         34,954            7,493          835,434
  Fund shares redeemed..................................         4,000             --               --               --
  Written options.......................................            --             --               --        1,645,568
  Management fees.......................................        24,029          5,829            6,167          197,322
  Custodian fees........................................         1,231             --               32               --
  Transfer and administration fees......................         7,750          1,127            3,922               --
  Professional fees.....................................           993          3,208            3,208               --
  12b-1 distribution plan fees..........................        43,767         12,778           14,758           39,413
  Other payables........................................            --            177              117               --
                                                           -----------     ----------       ----------      -----------
    Total liabilities...................................        81,770         58,141          103,917        2,717,737
                                                           -----------     ----------       ----------      -----------
NET ASSETS..............................................   $36,571,585     $6,592,380       $6,866,573     $202,077,987
                                                           ===========     ==========       ==========     ============
NET ASSETS CONSIST OF:
Paid in capital..........................................  $44,326,481     $9,448,252      $12,751,533     $171,107,063
Accumulated undistributed net investment income (loss)...     (191,868)       (56,403)         (96,441)        (856,265)
Accumulated undistributed net realized gain
  (loss) on sale of investments, futures and
  foreign currency transactions..........................   (4,883,883)      (275,696)      (2,340,282)      13,318,659
Net unrealized appreciation (depreciation) in
  value of investments, futures and translation
  of assets and liabilities in foreign currency..........   (2,679,145)    (2,523,773)      (3,448,237)      18,508,530
                                                           -----------     ----------       ----------      -----------
    Total net assets.....................................  $36,571,585     $6,592,380       $6,866,573     $202,077,987
                                                           ===========     ==========       ==========     ============
CLASS "A" SHARES
Capital shares outstanding...............................    1,928,211        348,779          818,169       15,723,398
Net assets...............................................  $16,824,465     $2,338,078       $3,975,659     $164,429,100
Net asset value per share................................        $8.73          $6.70            $4.86           $10.46
                                                           ===========     ==========       ==========     ============
Offering price per share (net asset value
 divided by 94.25%).....................................        .$9.26          $7.11            $5.16           $11.10
                                                           ===========     ==========       ==========     ============
CLASS "B" SHARES
Capital shares outstanding...............................    1,627,424        313,904          248,850        3,611,411
Net assets...............................................  $13,995,384     $2,082,295       $1,179,310      $34,104,025
Net asset value per share................................        $8.60          $6.63            $4.74            $9.44
                                                           ===========     ==========       ==========     ============
CLASS "C" SHARES
Capital shares outstanding...............................      665,215        326,670          357,589          340,961
Net assets...............................................   $5,741,928     $2,170,992       $1,691,784       $3,470,952
Net asset value per share................................        $8.63          $6.65            $4.73           $10.18
                                                           ===========     ==========       ==========     ============
CLASS "S" SHARES
Capital shares outstanding...............................        1,134            151            4,083            7,077
Net assets...............................................       $9,808         $1,015          $19,820          $73,910
Net asset value per share................................        $8.65          $6.70            $4.85           $10.44
                                                           ===========     ==========       ==========     ============
(1) Investments, at cost.................................  $39,286,990     $9,146,536      $10,317,087     $185,939,262

                            See accompanying notes.

STATEMENTS OF OPERATIONS

[GRAPHIC]

FOR THE SIX MONTHS ENDED MARCH 31, 2001
(UNAUDITED)

                                                                                             SECURITY EQUITY FUND
                                                                                --------------------------------------------------
                                                                SECURITY                                     TOTAL        SOCIAL
                                                               GROWTH AND       EQUITY       GLOBAL          RETURN      AWARENESS
                                                               INCOME FUND      SERIES       SERIES          SERIES       SERIES
                                                               -----------      ------       ------          -------     ---------

INVESTMENT INCOME:
 Dividends.................................................... $   494,501    $ 3,732,053    $   403,751   $   27,876    $  100,308
 Interest.....................................................     107,198        881,439        153,368        5,163        65,233
                                                               -----------  -------------  -------------   -----------  -----------
                                                                   601,699      4,613,492        557,119       33,039       165,541
 Less: foreign tax expense....................................          --             --        (48,137)         (59)           --
                                                               -----------  -------------  -------------   -----------  -----------
  Total investment income.....................................     601,699      4,613,492        508,982       32,980       165,541

EXPENSES:
 Management fees..............................................     423,418      4,577,878        827,131       26,829       148,877
 Custodian fees...............................................          --             --             --        1,391         1,368
 Transfer/maintenance fees....................................          --             --             --        3,742        26,213
 Administration fees..........................................          --             --             --        3,219        13,399
 Directors' fees..............................................          --             --             --           33           138
 Professional fees............................................          --             --             --        2,992           626
 Reports to shareholders......................................          --             --             --          506         4,687
 Registration fees............................................          --             --             --       12,192        10,212
 Other expenses...............................................          --             --             --          152           375
 12b-(1) distribution plan fees...............................      38,284        711,340         14,587       17,897        63,280
                                                               -----------  -------------  -------------   -----------  -----------
 Total expenses...............................................     461,702      5,289,218        841,718       68,953       269,175
                                                               -----------  -------------  -------------   -----------  -----------
 Net investment income (loss).................................     139,997       (675,726)      (332,736)     (35,973)     (103,634)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
 Investments...................................................    411,769    (11,570,675)    (2,157,511)     158,483      (568,611)
 Foreign currency transactions.................................         --             --        (69,474)         (77)           --
                                                               -----------  -------------  -------------   -----------  -----------
  Net realized gain (loss).....................................    411,769    (11,570,675)    (2,226,985)     158,406      (568,611)

Net change in unrealized appreciation (depreciation)
 during the period on:
 Investments................................................... (5,396,859)  (186,179,666)  (14,025,087)    (1,740,451)  (6,159,522)
 Futures.......................................................         --       (347,126)           --             --           --
 Translation of assets and liabilities in foreign currencies...         --             --         1,274             72           --
                                                               -----------  -------------  -------------   -----------  -----------
 Net unrealized depreciation................................... (5,396,859)  (186,526,792)  (14,023,813)    (1,740,379)  (6,159,522)
                                                               -----------  -------------  -------------   -----------  -----------
  Net loss..................................................... (4,985,090)  (198,097,467)  (16,250,798)    (1,581,973)  (6,728,133)
                                                               -----------  -------------  -------------   -----------  -----------
   Net decrease in net assets resulting from operations........($4,845,093) ($198,773,193) ($16,583,534)   ($1,617,946) ($6,831,767)
                                                               ===========  =============  ============    ===========  ===========


                            See accompanying notes.

[Graphic]

FOR THE SIX MONTHS ENDED MARCH 31, 2001
(UNAUDITED)


                                                                                     SECURITY EQUITY FUND
                                                            -------------------------------------------------------------------
                                                              MID CAP           SMALL CAP          ENHANCED
                                                               VALUE             GROWTH              INDEX        INTERNATIONAL
                                                               SERIES            SERIES             SERIES            SERIES
                                                            -------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends .........................................        $  330,586       $    112,369        $   124,984       $    28,142
 Interest  .........................................            56,925             30,818             42,089             2,692
                                                            ----------       ------------        -----------       -----------
                                                               387,511            143,187            167,073            30,834
 Less: foreign tax expense .........................                 -                  -                  -            (3,536)
                                                            ----------       ------------        -----------       -----------
  Total investment income ..........................           387,511            143,187            167,073            27,298

EXPENSES:
 Management fees ...................................           289,320            198,660             91,911            51,246
 Custodian fees ....................................             3,680              7,431             12,917            46,895
 Transfer/maintenance fees .........................            28,723             71,680             10,973             4,428
 Administration fees ...............................            26,039             17,879             11,030            27,097
 Directors' fees ...................................               178                153                111                51
 Professional fees .................................             3,740              2,992              2,493             2,992
 Reports to shareholders ...........................             3,512                997                948               400
 Registration fees .................................            25,535             16,536             14,490            12,352
 Other expenses ....................................               867                280                320               131
 12b-1 distribution plan fees ......................            96,781             97,279             92,970            31,817
                                                            ----------       ------------        -----------       -----------
 Total expenses                                                478,375            413,887            238,163           177,409
 Less: Reimbursement of expenses ...................                 -                  -                  -           (39,338)
       Earnings credits applied ....................                 -                  -                  -            (2,140)
                                                            ----------       ------------        -----------       -----------
 Net expenses ......................................           478,375            413,887            238,163           135,931
                                                            ----------       ------------        -----------       -----------
 Net investment loss ...............................          (90,864)           (270,700)           (71,090)         (108,633)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
 Investments .......................................         2,156,203         (9,033,506)            81,592          (886,058)
 Futures ...........................................                 -                  -           (772,901)           (2,661)
 Options written ...................................           147,202                  -                  -          (441,362)
 Foreign currency transactions .....................                 -                  -                  -             3,957
                                                            ----------       ------------        -----------       -----------
  Net realized gain (loss) .........................         2,303,405         (9,033,506)          (691,309)       (1,326,124)
Net change in unrealized appreciation
 (depreciation) during the period on:
 Investments .......................................         1,660,040        (13,256,443)        (4,640,599)         (788,371)
 Futures ...........................................                 -                  -            (26,323)            3,254
 Options written ...................................           145,243                  -                  -            76,562
 Translation of assets and liabilities in
  foreign currencies ...............................                 -                  -                  -            (1,378)
                                                            ----------       ------------        -----------       -----------
 Net unrealized appreciation (depreciation) ........         1,805,283        (13,256,443)        (4,666,922)         (709,933)
                                                            ----------       ------------        -----------       -----------
 Net gain (loss) ...................................         4,108,688        (22,289,949)        (5,358,231)       (2,036,057)
                                                            ----------       ------------        -----------       -----------
  Net increase (decrease) in net assets
   resulting from operations .......................        $4,017,824       ($22,560,649)       ($5,429,321)      ($2,144,690)
                                                            ==========       ============        ===========       ============


                            See accompanying notes.

[Graphic]

FOR THE SIX MONTHS ENDED MARCH 31, 2001
(UNAUDITED)

                                                                         SECURITY EQUITY FUND
                                                     -------------------------------------------------------
                                                                              LARGE CAP                                 SECURITY
                                                      SELECT 25(R)             GROWTH             TECHNOLOGY              ULTRA
                                                         SERIES                SERIES               SERIES                 FUND
                                                     ------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends...................................         $ 90,401$           $     17,636$        $      2,563          $     283,290
  Interest....................................            92,982                  13,241               6,472                316,945
                                                    ------------           -------------        ------------          -------------
                                                         183,383                  30,877               9,035                600,235
Less: foreign tax expense.....................                 -                       -                 (32)                     -
                                                    ------------           -------------        ------------          -------------
    Total investment income...................           183,383                  30,877               9,003                600,235

EXPENSES:
  Management fees.............................           161,267                  35,195               40,801             1,253,617
  Custodian fees..............................             1,762                   1,124                7,007                     -
  Transfer/maintenance fees...................            30,967                   2,431                6,211                     -
  Administration fees.........................            19,352                   3,168               16,836                     -
  Directors' fees.............................               122                      31                   29                     -
  Professional fees...........................             2,493                   2,493                2,493                     -
  Reports to shareholders.....................             1,072                     124                   95                     -
  Registration fees...........................            16,840                  16,966               12,400                     -
  Other expenses..............................               563                      46                  871                     -
  12b-1 distribution plan fees................           140,813                  25,702               24,262               202,883
                                                    ------------           -------------         ------------         -------------
  Total expenses..............................           375,251                  87,280              111,005             1,456,500
  Less: Reimbursement of expenses.............                 -                       -               (5,048)                    -
        Earnings credits applied..............                 -                       -                 (513)                    -
                                                    ------------           -------------         ------------         -------------
  Net expenses................................           375,251                  87,280              105,444             1,456,500
                                                    ------------           -------------         ------------         -------------
  Net investment loss.........................          (191,868)                (56,403)             (96,441)            (856,265)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
  Investments.................................        (3,559,524)               (215,537)           (2,146,732)          13,370,709
  Options written.............................                 -                       -                     -            1,396,646
  Foreign currency transactions...............                 -                       -                   113                    -
                                                   ------------           -------------          ------------         -------------
    Net realized gain (loss)..................        (3,559,524)               (215,537)           (2,146,619)          14,767,355

Net change in unrealized appreciation.........
  (depreciation) during the period on:
  Investments.................................        (7,342,758)             (2,375,881)           (3,035,486)         (76,559,722)
  Options written.............................                 -                       -                     -              400,066
  Translation of assets and liabilities in
    foreign currencies........................                 -                       -                    (5)                   -
                                                    ------------           -------------          ------------        -------------
  Net unrealized depreciation.................        (7,342,758)             (2,375,881)           (3,035,491)         (76,159,656)
                                                    ------------           -------------          ------------        -------------
  Net loss....................................       (10,902,282)             (2,591,418)           (5,182,110)         (61,392,301)
                                                    ------------           -------------          ------------        -------------
  Net decrease in net assets
    resulting from operations.................      ($11,094,150)            ($2,647,821)          $(5,278,551)        ($62,248,566)
                                                    ------------           -------------          ------------        -------------


                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS

[GRAPHIC]


FOR THE SIX MONTHS ENDED MARCH 31, 2001
(UNAUDITED)

                                                                                           SECURITY EQUITY FUND
                                                                        ------------------------------------------------------------
                                                          SECURITY                                            TOTAL         SOCIAL
                                                         GROWTH AND            EQUITY      GLOBAL             RETURN       AWARENESS
                                                        INCOME FUND            SERIES      SERIES             SERIES        SERIES
                                                        -----------            ------      ------             ------        ------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss).........................  $    139,997    $    (675,726)   $   (332,736)    $   (35,973)  $  (103,634)
 Net realized gain (loss).............................       411,769      (11,570,675)     (2,226,985)        158,406      (568,611)
 Net unrealized appreciation (depreciation)
 during the period....................................    (5,396,859)    (186,526,792)    (14,023,813)     (1,740,379)   (6,159,522)
                                                        ------------    -------------    ------------     -----------   -----------
 Net decrease in net assets resulting from operations.    (4,845,093)    (198,773,193)    (16,583,534)     (1,617,946)   (6,831,767)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net Investment income
  Class A.............................................      (462,844)               -               -               -             -
  Class B.............................................             -                -               -               -             -
  Class C ............................................             -                -               -               -             -
 Net realized gain
  Class A.............................................             -     (115,245,942)    (10,807,742)        (12,471)     (337,357)
  Class B.............................................             -      (22,115,364)     (5,823,723)        (12,484)     (242,973)
  Class C.............................................             -         (781,455)       (557,819)           (267)      (20,416)
                                                         -----------   --------------    ------------     -----------   -----------
  Total distributions to shareholders.................      (462,844)    (138,142,761)    (17,189,284)        (25,222)     (600,746)

NET INCREASE (DECREASE) FROM CAPITAL
 SHARE TRANSACTIONS...................................    (3,028,678)      76,552,978      18,386,201        (104,806)    3,070,631
                                                         -----------   --------------    ------------     -----------   -----------
  Total decrease in net assets........................    (8,336,615)    (260,362,976)    (15,386,617)     (1,747,974)   (4,361,882)
                                                         -----------   --------------    ------------     -----------   -----------

NET ASSETS:
  Beginning of period.................................    68,082,765    1,015,185,014      94,551,105       7,889,655    31,253,387
                                                         -----------   --------------    ------------     -----------   -----------
  End of period ......................................   $59,746,150   $  754,822,038    $ 79,164,488     $ 6,141,681   $26,891,505
                                                         ===========   ==============    ============     ===========   ===========
Accumulated undistributed net investment income (loss)
 at end of period ....................................      $118,636        ($675,726)      ($620,128)       ($35,973)    ($103,634)
                                                         ===========   ==============    ============     ===========   ===========


                            See accompanying notes.

[GRAPHIC]

FOR THE SIX MONTHS ENDED MARCH 31, 2001                                               SECURITY EQUITY FUND
                                                              ------------------------------------------------------------
(UNAUDITED)                                                     MID CAP        SMALL CAP       ENHANCED
                                                                 VALUE          GROWTH          INDEX       INTERNATIONAL
                                                                 SERIES         SERIES          SERIES          SERIES
                                                              -----------    ------------    -------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment loss.....................................     $   (90,864)   $   (270,700)     $   (71,090)   $  (108,633)
 Net realized gain (loss)................................       2,303,405      (9,033,506)        (691,309)    (1,326,124)
 Net unrealized appreciation (depreciation)
  during the period......................................       1,805,283     (13,256,443)      (4,666,922)      (709,933)
                                                              -----------    ------------      -----------    -----------
 Net increase (decrease) in net assets
  resulting from operations..............................       4,017,824     (22,560,649)      (5,429,321)    (2,144,690)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
 Class A.................................................               -               -                -              -
 Class B.................................................               -               -                -              -
 Class C.................................................               -               -                -              -
Net realized gain
 Class A.................................................      (3,245,424)     (2,057,113)         (67,612)      (160,805)
 Class B.................................................      (1,316,702)       (833,226)         (87,740)       (93,304)
 Class C.................................................        (266,570)       (236,166)         (57,340)      (129,401)
                                                              -----------    ------------      -----------    -----------
 Total distributions to shareholders.....................      (4,828,696)     (3,126,505)        (212,692)      (383,510)

NET INCREASE FROM CAPITAL SHARE TRANSACTIONS.............      18,041,345       3,568,601          894,261        423,412
                                                              -----------    ------------      -----------    -----------
  Total increase (decrease) in net assets................      17,230,473     (22,118,553)      (4,747,752)    (2,104,788)
                                                              -----------    ------------      -----------    -----------

NET ASSETS:
 Beginning of period.....................................      51,568,094      53,600,240       26,270,755     10,498,931
                                                              -----------    ------------      -----------    -----------
 End of period...........................................     $68,798,567    $ 31,481,687      $21,523,003    $ 8,394,143
                                                              ===========    ============      ===========    ===========
 Accumulated undistributed net investment income (loss)
  at end of period.......................................        ($90,864)      ($270,700)        ($71,090)      $108,099
                                                              ===========    ============      ===========    ===========

                            See accompanying notes.

[Graphic]

FOR THE SIX MONTHS ENDED MARCH 31, 2001
(UNAUDITED)

                                                                            SECURITY EQUITY FUND
                                                                ------------------------------------------------
                                                                                    LARGE CAP                           SECURITY
                                                                  ELECT 25(R)         GROWTH         TECHNOLOGY           ULTRA
                                                                    SERIES            SERIES           SERIES              FUND
                                                                -----------         ----------       ----------       ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment loss ......................................      ($191,868)          ($56,403)        ($96,441)         ($856,265)
  Net realized gain (loss) .................................     (3,559,524)          (215,537)      (2,146,619)        14,767,355
  Net unrealized depreciation during the period.............     (7,342,758)        (2,375,881)      (3,035,491)       (76,159,656)
                                                                -----------         ----------       ----------       ------------
    Net decrease in net assets resulting from operations....    (11,094,150)        (2,647,821)      (5,278,551)      -(62,248,566)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A.................................................             --                 --               --                 --
    Class B.................................................             --                 --               --                 --
    Class C.................................................             --                 --               --                 --
  Net realized gain
    Class A.................................................             --                 --               --        (18,525,853)
    Class B.................................................             --                 --               --         (3,891,991)
    Class C.................................................             --                 --               --           (282,559)
                                                                -----------         ----------       ----------       ------------
    Total distributions to shareholders                                  --                 --               --        (22,700,403)

NET INCREASE FROM CAPITAL SHARE TRANSACTIONS................        167,104          2,694,297        3,558,436         40,410,936
                                                                -----------         ----------       ----------       ------------
    Total increase (decrease) in net assets.................    (10,927,046)            46,476       (1,720,115)       (44,538,033)

NET ASSETS:
  Beginning of period.......................................     47,498,631          6,545,904        8,586,688        246,616,020
                                                                -----------         ----------       ----------       ------------
  End of period.............................................    $36,571,585         $6,592,380       $6,866,573       $202,077,987
                                                                ===========         ==========       ==========       ============
  Accumulated undistributed net investment loss
    at end of period........................................      ($191,868)          ($56,403)        ($96,441)         ($856,265)
                                                                ===========         ==========       ==========       ============


                            See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
[GRAPHIC]

FOR THE YEAR ENDED SEPTEMBER 30, 2000                                             SECURITY EQUITY FUND
                                                               -----------------------------------------------------------
                                                SECURITY                                           TOTAL          SOCIAL
                                               GROWTH AND           EQUITY          GLOBAL         RETURN        AWARENESS
                                               INCOME FUND          SERIES          SERIES         SERIES         SERIES
                                              -------------    --------------     -----------    ----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:

Net investment income (loss)............      $     650,516    $   (1,336,869)    $  (609,978)   $  (86,698)   $  (271,425)
Net realized gain (loss)................        (8,743,788)        151,372,066     18,845,699        10,594        607,076
Unrealized appreciation (depreciation)
during the period.......................          1,703,197       (80,889,669)      2,740,790       502,498      1,627,369
                                              -------------    --------------     -----------    ----------    -----------
Net increase (decrease) in net assets
resulting from operations...............        (6,390,075)         69,145,528     20,976,511       426,394      1,963,020

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income

  Class A...............................        (1,285,098)                 -               -             -              -
  Class B...............................           (75,787)                 -               -             -              -
  Class C...............................            (5,850)                 -               -             -              -
Net realized gain
  Class A...............................         (1,172,179)      (32,981,516)     (2,782,654)     (196,255)      (229,880)
  Class B...............................           (159,994)       (6,354,341)     (1,989,962)     (202,329)      (157,943)
  Class C...............................             (5,955)         (208,842)        (27,301)         (692)        (7,240)
                                              -------------    --------------     -----------    ----------    -----------
Total distributions to shareholders.....        (2,704,863)       (39,544,699)     (4,799,917)     (399,276)      (395,063)

NET INCREASE (DECREASE) FROM CAPITAL

SHARE TRANSACTIONS:.....................         (7,744,010)      (95,973,119)     29,289,332       615,238      6,742,570
                                              -------------    --------------     -----------    ----------    -----------
Total increase (decrease) in net assets.      $ (16,838,948)      (66,372,290)     45,465,926       642,356      8,310,527
                                              -------------    --------------     -----------    ----------    -----------
NET ASSETS:

Beginning of period.....................         84,921,713     1,081,557,304      49,085,179     7,247,299     22,942,860
                                              -------------    --------------     -----------    ----------    -----------
End of period...........................      $  68,082,765    $1,015,185,014     $94,551,105    $7,889,655    $31,253,387
                                              =============    ==============     ===========    ==========    ===========
Accumulated undistributed net investment
income (loss) at end of period..........      $     441,483    $            -     $  (287,392)   $        -    $         -
                                              =============    ==============     ===========    ==========    ===========

                            See accompanying notes.

[GRAPHIC]

FOR THE YEAR ENDED SEPTEMBER 30, 2000

                                                                                           SECURITY EQUITY FUND
                                                                      -------------------------------------------------------------
                                                                        MID CAP        SMALL CAP       ENHANCED
                                                                         VALUE          GROWTH          INDEX         INTERNATIONAL
                                                                         SERIES         SERIES          SERIES           SERIES
                                                                      -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss).....................................     $  (226,591)    $  (473,319)    $  (141,991)     $  (157,595)
Net realized gain (loss).........................................       4,938,922       4,009,340         401,343          815,307
Unrealized appreciation (depreciation) during the period.........       5,813,437       9,887,451       2,723,770           41,665
                                                                      -----------     -----------     -----------      -----------
 Net increase (decrease) in net assets
  resulting from operations......................................      10,525,768      13,423,472       2,983,122          699,377

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income...........................................
  Class A........................................................               -               -               -                -
  Class B........................................................               -               -               -                -
  Class C........................................................               -               -               -                -
 Net realized gain...............................................
  Class A........................................................        (939,549)       (562,440)        (95,114)               -
  Class B........................................................        (379,149)        (43,258)       (118,324)               -
  Class C........................................................         (48,048)        (38,867)        (63,100)               -
                                                                      -----------     -----------     -----------      -----------
  Total distributions to shareholders............................      (1,366,746)       (644,565)       (276,538)               -

NET INCREASE (DECREASE) FROM
 CAPITAL.SHARE TRANSACTIONS......................................       8,785,203      20,624,275       1,178,896        2,351,127
                                                                      -----------     -----------     -----------      -----------
  Total increase (decrease) in net assets........................      17,944,225      33,403,182       3,885,480         3,050,50
                                                                      -----------     -----------     -----------      -----------

NET ASSETS:
 Beginning of period.............................................      33,623,869      20,197,058      22,385,275        7,448,427
                                                                      -----------     -----------     -----------      -----------
 End of period...................................................     $51,568,094     $53,600,240     $26,270,755      $10,498,931
                                                                      ===========     ===========     ===========      ===========
 Accumulated undistributed net investment income (loss)
  at end of period...............................................     $         -     $         -     $         -      $       534
                                                                      ===========     ===========     ===========      ===========

                            See accompanying notes.

[GRAPHIC]

FOR THE YEAR ENDED SEPTEMBER 30, 2000,
EXCEPT AS NOTED

                                                                      -------------------------------------------------------------
                                                                                 SECURITY EQUITY FUND
                                                                      -------------------------------------------
                                                                                       LARGE CAP                        SECURITY
                                                                      SELECT 25(R)      GROWTH         TECHNOLOGY         ULTRA
                                                                         SERIES         SERIES*         SERIES*            FUND
                                                                      -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income (loss)......................................    $  (495,437)     $  (40,696)     $  (73,158)    $ (1,348,635)
 Net realized gain (loss)..........................................       (955,892)        (60,159)       (193,663)      24,716,819
 Unrealized appreciation (depreciation) during the period..........      3,265,926        (147,892)       (412,746)      62,103,213
                                                                       -----------      ----------      ----------      -----------
  Net increase (decrease) in net assets
   resulting from operations.......................................     1,814,597        (248,747)       (679,567)       85,471,397

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income.............................................
  Class A..........................................................             -               -               -                 -
  Class B..........................................................             -               -               -                 -
  Class C..........................................................             -               -               -                 -
 Net realized gain.................................................
  Class A..........................................................             -               -               -        (4,644,959)
  Class B..........................................................             -               -               -          (603,560)
  Class C..........................................................             -               -               -            (7,207)
                                                                      -----------      ----------      ----------      ------------
  Total distributions to shareholders..............................             -               -               -        (5,255,726)

NET INCREASE (DECREASE) FROM
 CAPITAL SHARE TRANSACTIONS........................................    14,329,137       6,794,651       9,266,255        62,249,722
                                                                      -----------      ----------      ----------      ------------
  Total increase (decrease) in net assets..........................    16,143,734       6,545,904       8,586,688       142,465,393
                                                                      -----------      ----------      ----------      ------------
NET ASSETS:

 Beginning of period...............................................    31,354,897               -               -       104,150,627
                                                                      -----------      ----------      ----------      ------------
 End of period.....................................................   $47,498,631      $6,545,904      $8,586,688      $246,616,020
                                                                      ===========      ==========      ==========      ============
 Accumulated undistributed net investment income (loss)
  at end of period.................................................   $         -      $        -      $        -      $          -
                                                                      ===========      ==========      ==========      ============

*Period May 1, 2000 (inception) through September 30, 2000.

                            See accompanying notes.

FINANCIAL HIGHLIGHTS

[Graphic]

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY GROWTH AND INCOME FUND (CLASS A)


                                                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                            ---------------------------------------------------------------------
                                                            2001(C)(M)    2000(C)    1999(C)     1998(C)     1997(C)      1996(C)
                                                            ----------    -------    -------     -------     -------      -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ....................     $  6.42      $  7.17    $  7.68     $ 11.14     $  9.05      $  7.93

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............................        0.06         0.07       0.12        0.13        0.15         0.18
Net Gain (Loss) on Securities
 (realized and unrealized)..............................       (0.52)       (0.58)      0.75       (0.87)       2.81         1.37
                                                             -------      -------    -------     -------     -------      -------
Total from Investment Operations........................       (0.46)       (0.51)      0.87       (0.74)       2.96         1.55

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)..................       (0.05)       (0.13)     (0.04)      (0.13)      (0.16)       (0.16)
Distributions (from Realized Gains).....................           -        (0.11)     (1.34)      (2.59)      (0.71)       (0.27)
                                                             -------      -------    -------     -------     -------      -------
  Total Distributions...................................       (0.05)       (0.24)     (1.38)      (2.72)      (0.87)       (0.43)
                                                             -------      -------    -------     -------     -------      -------
NET ASSET VALUE END OF PERIOD...........................       $5.91        $6.42      $7.17       $7.68      $11.14        $9.05
                                                             =======      =======    =======     =======     =======      =======
TOTAL RETURN (A)........................................      (7.21%)      (7.28%)    12.00%      (7.95%)     35.31%       20.31%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)....................     $52,550      $60,448    $74,796     $76,371     $91,252      $73,273
Ratio of Expenses to Average Net Assets.................       1.31%        1.27%      1.22%       1.21%       1.24%        1.29%
Ratio of Net Investment Income (Loss) to Average
 Net Assets.............................................       0.55%        0.99%      1.63%       1.49%       1.53%        2.09%
Portfolio Turnover Rate.................................        166%         144%        98%        144%        124%          69%



SECURITY GROWTH AND INCOME FUND (CLASS B)



                                                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                            ---------------------------------------------------------------------
                                                            2001(C)(M)    2000(C)    1999(C)     1998(C)     1997(C)      1996(C)
                                                            ----------    -------    -------     -------     -------      -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....................       $6.21        $6.95      $7.54      $10.99       $8.94        $7.85

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...................................       (0.06)           -       0.05        0.05        0.05         0.09
Net Gain (Loss) on Securities
 (realized and unrealized)..............................       (0.54)       (0.58)      0.73       (0.88)       2.77         1.35
                                                             -------      -------    -------     -------     -------      -------
Total from Investment Operations........................       (0.48)       (0.58)      0.78       (0.83)       2.82         1.44

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)..................           -        (0.05)     (0.03)      (0.03)      (0.06)       (0.08)
Distributions (from Realized Gains).....................           -        (0.11)     (1.34)      (2.59)      (0.71)       (0.27)
                                                             -------      -------    -------     -------     -------      -------
  Total Distributions...................................           -        (0.16)     (1.37)      (2.62)      (0.77)       (0.35)
                                                             -------      -------    -------     -------     -------      -------
NET ASSET VALUE END OF PERIOD...........................       $5.73        $6.21      $6.95       $7.54      $10.99        $8.94
                                                             =======      =======    =======     =======     =======      =======
TOTAL RETURN (A)........................................      (7.73%)      (8.36%)     10.93%     (8.95%)     34.01%       19.01%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)....................      $6,697       $7,152     $9,829      $9,257      $6,737       $2,247
Ratio of Expenses to Average Net Assets.................       2.32%        2.27%      2.22%       2.21%       2.24%        2.29%
Ratio of Net Investment Income (Loss) to Average
 Net Assets.............................................      (0.45%)       0.01%      0.63%       0.59%       0.53%        1.09%
Portfolio Turnover Rate.................................        166%         144%        98%        144%        124%          69%


                            See accompanying notes.

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY GROWTH AND INCOME FUND (CLASS C)

                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                                 -----------------------------------------
                                                                  2001(c)(m)      2000(c)      1999(c)(i)
                                                                 -----------    -----------   ------------

PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD............................      $6.32         $7.11          $6.87
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)...................................       0.02         (0.01)          0.03
Net Gain (Loss) on Securities
 (realized and unrealized).....................................      (0.50)        (0.56)          0.21
                                                                 -----------    -----------   ------------
Total from Investment Operations...............................      (0.48)        (0.57)          0.24
LESS DISTRIBUTIONS
Dividends (from Net Investment Income).........................          -         (0.11)             -
Distributions (from Realized Gains)............................          -         (0.11)             -
                                                                 -----------    -----------   ------------
  Total Distributions..........................................          -         (0.22)             -
                                                                 -----------    -----------   ------------
NET ASSET VALUE END OF PERIOD..................................      $5.84         $6.32          $7.11
                                                                 ===========    ===========   ============
TOTAL RETURN (A)...............................................      (7.60%)       (8.10%)         3.49%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)...........................      $ 500         $ 483          $ 297
Ratio of Expenses to Average Net Assets........................       2.32%         2.28%          2.22%
Ratio of Net Investment Income (Loss) to Average
  Net Assets...................................................      (0.45%)       (0.10%)         0.62%
Portfolio Turnover Rate........................................        166%          144%            90%


                            See accompanying notces.

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - EQUITY SERIES (CLASS A)

                                                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                        ----------------------------------------------------------------------
                                                         2001(C)(M)     2000(C)     1999(C)    1998(C)    1997(C)     1996(C)
                                                         ----------    ---------   ---------   -------   ---------   ---------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD..............          $10.26       $ 9.96       $8.86      $9.09      $7.54        $6.55
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).....................              --           --        0.02       0.04       0.04         0.05
Net Gain (Loss) on Securities
  (realized and unrealized)......................           (1.84)        0.66        1.80       0.56       2.20         1.48
                                                           ------       ------       -----      -----      -----        -----
Total from Investment Operations.................           (1.84)        0.66        1.82       0.60       2.24         1.53
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)...........               -           --       (0.04)     (0.03)     (0.04)       (0.06)
Distributions (from Realized Gains)..............           (1.41)       (0.36)      (0.68)     (0.80)     (0.65)       (0.48)
                                                           ------       ------       -----      -----      -----        -----
    Total Distributions..........................           (1.41)       (0.36)      (0.72)     (0.83)     (0.69)       (0.54)
                                                           ------       ------       -----      -----      -----        -----
NET ASSET VALUE END OF PERIOD....................           $7.01       $10.26       $9.96      $8.86      $9.09        $7.54
                                                           ======       ======       =====      =====      =====        =====
TOTAL RETURN (a).................................          (20.26%)       6.64%      20.66%      7.38%     32.08%       24.90%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).............        $638,986     $853,126    $917,179   $773,606   $757,520     $575,680
Ratio of Expenses to Average Net Assets..........            1.03%        1.02%       1.02%      1.02%      1.03%        1.04%
Ratio of Net Investment Income (Loss) to Average
  Net Assets.....................................            0.01%        0.03%       0.19%      0.39%      0.46%        0.75%
Portfolio Turnover Rate..........................              33%          54%         36%        47%        66%          64%




SECURITY EQUITY FUND - EQUITY SERIES (CLASS B)

                                                                             FISCAL PERIOD ENDED SEPTEMBER 30
                                                         ------------------------------------------------------------------------
                                                         2001(C)(M)     2000(C)     1999(C)    1998(C)     1997(C)      1996(C)
                                                         ----------    ---------   ---------   -------   ---------     ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD..............         $ 9.65        $ 9.47       $ 8.52     $ 8.82      $ 7.36       $ 6.43
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).....................          (0.04)        (0.10)       (0.08)     (0.05)      (0.04)       (0.02)
Net Gain (Loss) on Securities
  (realized and unrealized)......................          (1.71)         0.64         1.71       0.55        2.15         1.45
                                                          ------        ------       ------     ------      ------       ------
Total from Investment Operations.................          (1.75)         0.54         1.63       0.50        2.11         1.43
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)...........              -             -            -          -           -        (0.02)
Distributions (from Realized Gains)..............          (1.41)        (0.36)       (0.68)     (0.80)      (0.65)       (0.48)
                                                          ------        ------       ------     ------      ------       ------
    Total Distributions..........................          (1.41)        (0.36)       (0.68)     (0.80)      (0.65)       (0.50)
                                                          ------        ------       ------     ------      ------       ------
NET ASSET VALUE END OF PERIOD....................         $ 6.49        $ 9.65       $ 9.47     $ 8.52      $ 8.82       $ 7.36
                                                          ======        ======       ======     ======      ======       ======
TOTAL RETURN (A).................................         (20.64%)       5.69%        19.23%      6.38%      30.85%       23.57%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).............       $111,109     $156,633      $159,872   $112,978     $89,336      $38,822
Ratio of Expenses to Average Net Assets..........           2.04%        2.02%         2.02%      2.02%       2.03%        2.04%
Ratio of Net Investment Income (Loss) to Average
  Net Assets.....................................          (1.00%)      (0.97%)       (0.82%)    (0.61%)     (0.54%)      (0.25%)
Portfolio Turnover Rate..........................             33%         54%            36%        47%         66%          64%


                            See accompanying notes.

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - EQUITY SERIES (CLASS C)

                                                                   FISCAL PERIOD ENDED SEPTEMBER 30
                                                             -----------------------------------------
                                                             2001(C)(M)       2000(C)       1999(C)(I)
                                                             ----------      --------      -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD...................        $10.07           $9.89          $10.13
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..........................         (0.04)          (0.10)          (0.05)
Net Gain (Loss) on Securities
(realized and unrealized).............................         (1.80)           0.64           (0.19)
                                                             ----------      --------      -----------
Total from Investment Operations......................         (1.84)           0.54           (0.24)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                             -               -               -
Distributions (from Realized Gains)...................         (1.41)          (0.36)              -
                                                             ----------      --------      -----------
    Total Distributions...............................         (1.41)          (0.36)              -
                                                             ----------      --------      -----------
NET ASSET VALUE END OF PERIOD.........................         $6.82          $10.07           $9.89
                                                             ==========      ========      ===========

TOTAL RETURN (A)......................................       (20.67%)          5.55%          (2.37%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)..................        $4,671          $5,426          $4,507
Ratio of Expenses to Average Net Assets...............         2.04%           2.02%           2.02%
Ratio of Net Investment Income (Loss) to Average
  Net Assets..........................................        (1.00%)         (0.96%)         (0.89%)
Portfolio Turnover Rate...............................           33%             54%             45%


SECURITY EQUITY FUND - EQUITY SERIES (CLASS S)

                                                               FISCAL PERIOD ENDED SEPTEMBER 30
                                                               --------------------------------
                                                               2001(C)(N)
                                                               ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD....................            $7.10
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..................................                -
Net Gain (Loss) on Securities
  (realized and unrealized)............................            (0.09)
                                                               ----------
Total from Investment Operations.......................            (0.09)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income).................                -
Distributions (from Realized Gains)....................                -
                                                               ----------
    Total Distributions................................                -
                                                               ----------
NET ASSET VALUE END OF PERIOD..........................            $7.01
                                                               ==========

TOTAL RETURN (A).......................................          (15.44%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)...................              $56
Ratio of Expenses to Average Net Assets................            2.28%
Ratio of Net Income (Loss) to Average Net Assets.......           (1.67%)
Portfolio Turnover Rate................................             165%

                            See accompanying notes.

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - GLOBAL SERIES (CLASS A)

                                                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                       ---------------------------------------------------------------------------
                                                        2001(C)(M)    2000(C)     1999(C)      1998(C)      1997(C)      1996(C)
                                                       -----------   --------    --------     --------     --------     ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD................    $  18.86      $ 13.99     $ 11.23      $ 13.56       $ 12.42      $ 10.94
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).......................       (0.06)       (0.11)       0.01         0.02          0.01         0.01
Net Gain (Loss) on Securities
(realized and unrealized)..........................       (2.81)        6.47        3.71        (1.19)         2.29         1.87
                                                       -----------   --------    --------     --------     --------     ----------
Total from Investment Operations...................       (2.87)        6.36        3.72        (1.17)         2.30         1.88
LESS DISTRIBUTIONS
Dividends (from Net Investment Income).............           -            -       (0.01)       (0.09)        (0.38)       (0.25)
Distributions (from Realized Gains)................       (3.41)       (1.49)      (0.91)       (1.07)        (0.78)       (0.15)
In Excess of Net Investment Income.................           -            -       (0.04)           -             -            -
                                                       -----------   --------    --------     --------     --------     ----------
  Total Distributions..............................       (3.41)       (1.49)      (0.96)       (1.16)        (1.16)       (0.40)
                                                       -----------   --------    --------     --------     --------     ----------
NET ASSET VALUE END OF PERIOD......................    $  12.58      $ 18.86     $ 13.99      $ 11.23       $ 13.56      $ 12.42
                                                       ===========   ========    ========     ========     ========     ==========
TOTAL RETURN (A)...................................     (17.50%)      47.04%      34.39%       (8.47%)       20.22%       17.73%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)...............    $ 50,201      $60,909     $28,292      $18,941       $24,193      $19,644
Ratio of Expenses to Average Net Assets............       1.90%        1.92%       2.00%        2.00%         2.00%        2.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets.......................................      (0.73%)      (0.62%)      0.11%        0.15%         0.07%        0.07%
Portfolio Turnover Rate............................         32%          92%        141%         122%          132%         142%

SECURITY EQUITY FUND - GLOBAL SERIES (CLASS B)

                                                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                       ---------------------------------------------------------------------------
                                                        2001(C)(M)    2000(C)     1999(C)      1998(C)      1997(C)      1996(C)
                                                       -----------   --------    --------     --------     --------     ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD.................    $  18.00     $ 13.45      $ 10.89      $ 13.22      $ 12.18      $ 10.74
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)........................       (0.05)      (0.17)       (0.11)       (0.10)       (0.11)       (0.10)
Net Gain (Loss) on Securities
(realized and unrealized)...........................       (2.66)       6.21         3.58        (1.16)        2.24         1.84
                                                       -----------   --------    --------     --------     --------     ----------
Total from Investment Operations....................       (2.71)       6.04         3.47        (1.26)        2.13         1.74
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)..............           -           -            -            -        (0.31)       (0.14)
Distributions (from Realized Gains).................       (3.41)      (1.49)       (0.91)       (1.07)       (0.78)       (0.16)
                                                       -----------   --------    --------     --------     --------     ----------
  Total Distributions...............................       (3.41)      (1.49)       (0.91)       (1.07)       (1.09)       (0.30)
                                                       -----------   --------    --------     --------     --------     ----------
NET ASSET VALUE END OF PERIOD.......................    $  11.88     $ 18.00      $ 13.45      $ 10.89      $ 13.22      $ 12.18
                                                       ===========   ========    ========     ========     ========     ==========
TOTAL RETURN (A)....................................     (17.44%)     46.53%       33.04%       (9.43%)      19.01%       16.57%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)................    $ 25,900     $30,951      $20,591      $12,619      $13,061      $ 7,285
Ratio of Expenses to Average Net Assets.............       1.90%       2.29%        3.00%        3.00%        3.00%        3.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets........................................      (0.73%)     (0.96%)      (0.87%)      (0.85%)      (0.93%)      (0.93%)
Portfolio Turnover Rate.............................         32%         92%         141%         122%         132%         142%

                            See accompanying notes.

[Graphic]

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - GLOBAL SERIES (CLASS C)



                                                               FISCAL PERIOD ENDED SEPTEMBER 30
                                                            --------------------------------------
                                                            2001(C)(M)      2000(C)      999(C)(I)
                                                            ----------      -------      ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD...................       $ 18.55        $ 13.90       $ 12.68

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..........................         (0.12)         (0.26)        (0.03)
Net Gain (Loss) on Securities
 (realized and unrealized)............................         (2.74)          6.40          1.25
                                                             -------        -------       -------
Total from Investment Operations......................         (2.86)          6.14          1.22

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)................             -              -             -
Distributions (from Realized Gains)...................         (3.41)         (1.49)            -
                                                             -------        -------       -------
  Total Distributions.................................         (3.41)         (1.49)            -
                                                             -------        -------       -------
NET ASSET VALUE END OF PERIOD.........................       $ 12.28        $ 18.55       $ 13.90
                                                             =======        =======       =======
TOTAL RETURN (A)......................................       (17.76%)        45.67%         9.62%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)..................        $3,042         $2,691          $202
Ratio of Expenses to Average Net Assets...............         2.90%          2.92%         3.00%
Ratio of Net Investment Income (Loss) to Average
 Net Assets...........................................        (1.72%)        (1.53%)       (0.49%)
Portfolio Turnover Rate...............................           32%            92%           90%





SECURITY EQUITY FUND - GLOBAL SERIES (CLASS S)


                                                               FISCAL PERIOD ENDED SEPTEMBER 30
                                                            --------------------------------------
                                                            2001(C)(N)
                                                            ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD...................       $ 14.26

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.................................         (0.02)
Net Gain (Loss) on Securities
 (realized and unrealized)............................         (1.67)
                                                             -------
Total from Investment Operations......................         (1.69)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)................             -
Distributions (from Realized Gains)...................             -
                                                             -------
  Total Distributions.................................             -
                                                             -------
NET ASSET VALUE END OF PERIOD.........................        $12.57
                                                             =======
TOTAL RETURN (A)......................................       (15.01%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)..................           $21
Ratio of Expenses to Average Net Assets...............         2.95%
Ratio of Net Income (Loss) to Average
 Net Assets...........................................        (1.26%)
Portfolio Turnover Rate...............................           75%


                            See accompanying notes.

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - TOTAL RETURN SERIES (CLASS A)

                                                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                                       --------------------------------------------------------------------------
                                                       2001(C)(M)  2000(C)  1999(B)(C)(J)  1998(B)(C)  1997(B)(C)(F)   1996(B)(C)
                                                       ----------  -------  -------------  ----------  -------------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD..................    $11.81     $11.69      $10.73       $12.58        $11.06        $10.54
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).........................     (0.02)     (0.07)      (0.03)        0.08          0.17          0.25
Net Gain (Loss) on Securities
  (realized and unrealized)..........................     (2.39)      0.83        1.90        (0.98)         1.86          0.77
                                                         ------     ------      ------       ------        ------        ------
Total from Investment Operations.....................     (2.41)      0.76        1.87        (0.90)         2.03          1.02
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)...............        --         --       (0.16)       (0.20)        (0.26)        (0.33)
Distributions (from Realized Gains)..................     (0.04)     (0.64)      (0.75)       (0.75)        (0.25)        (0.17)
                                                         ------     ------      ------       ------        ------        ------
    Total Distributions..............................     (0.04)     (0.64)      (0.91)       (0.95)        (0.51)        (0.50)
                                                         ------     ------      ------       ------        ------        ------
NET ASSET VALUE END OF PERIOD........................     $9.36     $11.81      $11.69       $10.73        $12.58        $11.06
                                                         ======     ======      ======       ======        ======        ======
TOTAL RETURN (A).....................................   (20.47%)     6.49%      17.84%       (7.19%)       19.00%        10.01%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).................    $3,108     $3,928      $3,587       $3,294        $3,906        $2,449
Ratio of Expenses to Average Net Assets..............     1.43%      1.49%       2.00%        2.00%         1.68%         2.00%
Ratio of Net Investment Income (Loss) to Average
    Net Assets.......................................    (0.51%)    (0.61%)     (0.29%)      0.65%        1.52%           2.32%
Portfolio Turnover Rate..............................       46%        55%         121%        45%          79%           75%


SECURITY EQUITY FUND - TOTAL RETURN SERIES (CLASS B)

                                                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                             ----------------------------------------------------------------------
                                                             2001(C)(M)  2000(C)  1999(B)(C)  1998(B)(C)  1997(B)(C)(F)  1996(B)(C)
                                                             ----------  -------  ----------  ----------  -------------  ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.......................     $11.55     $11.56    $10.62      $12.45        $10.97       $10.50
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..............................      (0.07)     (0.19)    (0.14)      (0.03)         0.07         0.14
Net Gain (Loss) on Securities
  (realized and unrealized)...............................      (2.34)      0.82      1.88       (0.96)         1.84         0.77
                                                               ------     ------    ------      ------        ------       ------
Total from Investment Operations..........................      (2.41)      0.63      1.74       (0.99)         1.91         0.91
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)....................         --         --     (0.05)      (0.09)        (0.18)       (0.27)
Distributions (from Realized Gains).......................      (0.04)     (0.64)    (0.75)      (0.75)        (0.25)       (0.17)
                                                               ------     ------    ------      ------        ------       ------
    Total Distributions...................................      (0.04)     (0.64)    (0.80)      (0.84)        (0.43)       (0.44)
                                                               ------     ------    ------      ------        ------       ------
NET ASSET VALUE END OF PERIOD.............................      $9.10     $11.55    $11.56      $10.62        $12.45       $10.97
                                                               ======     ======    ======      ======        ======       ======
TOTAL RETURN (A)..........................................    (20.94%)     5.39%    16.68%      (7.99%)       17.95%        8.97%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)......................     $2,935     $3,903    $3,652      $3,304        $3,851       $2,781
Ratio of Expenses to Average Net Assets...................      2.43%      2.49%     2.94%       2.94%         2.58%        3.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets..............................................     (1.51%)    (1.61%)   (1.23%)     (0.29%)        0.61%        1.32%
Portfolio Turnover Rate...................................        46%        55%      121%         45%           79%          75%

                            See accompanying notes.

[Graphic]

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - TOTAL RETURN SERIES (CLASS C)


                                                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                                            --------------------------------------------
                                                            2001(C)(M)      2000(C)      1999(B)(C)(I)(J)
                                                            ----------      -------      ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD...................       $ 11.60        $ 11.58           $ 11.48

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..........................         (0.07)         (0.16)            (0.11)
Net Gain (Loss) on Securities
 (realized and unrealized)............................         (2.35)          0.82              0.21
                                                             -------        -------           -------
Total from Investment Operations......................         (2.42)          0.66              0.10

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)................             -              -                 -
Distributions (from Realized Gains)...................         (0.04)         (0.64)                -
                                                             -------        -------           -------
  Total Distributions.................................         (0.04)         (0.64)                -
                                                             -------        -------           -------
NET ASSET VALUE END OF PERIOD.........................       $  9.14        $ 11.60           $ 11.58
                                                             =======        =======           =======
TOTAL RETURN (A)......................................       (20.93%)         5.65%             0.87%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)..................           $97            $59                $8
Ratio of Expenses to Average Net Assets...............         2.46%          2.30%             2.93%
Ratio of Net Investment Income (Loss) to Average
 Net Assets...........................................        (1.54%)        (1.45%)           (1.84%)
Portfolio Turnover Rate...............................           46%            55%              149%



SECURITY EQUITY FUND - TOTAL RETURN SERIES (CLASS S)



                                                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                                            --------------------------------------------
                                                            2001(C)(N)
                                                            ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD...................       $  9.29

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.................................             -
Net Gain (Loss) on Securities
 (realized and unrealized)............................          0.07
                                                             -------
Total from Investment Operations......................          0.07

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)................             -
Distributions (from Realized Gains)...................             -
                                                             -------
  Total Distributions.................................             -
                                                             -------
NET ASSET VALUE END OF PERIOD.........................         $9.36
                                                             =======
TOTAL RETURN (A)......................................       (18.89%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)..................            $2
Ratio of Expenses to Average Net Assets...............         2.03%
Ratio of Net Income (Loss) to Average.................
 Net Assets...........................................        (2.03%)
Portfolio Turnover Rate...............................          140%

                            See accompanying notes.

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (CLASS A)

                                                                        FISCAL PERIOD ENDED SEPTEMBER 30
                                                         --------------------------------------------------------------
                                                         2001(C)(M)   2000(C)    1999(C)   1998(B)(C)    1997(B)(C)(D)
                                                         ----------   -------    -------   ----------    -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD..................      $26.04      $24.05     $19.37     $17.99          $15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).........................       (0.03)      (0.13)     (0.05)        --            0.08
Net Gain (Loss) on Securities
  (realized and unrealized)..........................       (5.23)       2.50       5.09       1.42            2.91
                                                           ------      ------     ------     ------          ------
Total from Investment Operations.....................       (5.26)       2.37       5.04       1.42            2.99
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)...............          --          --         --      (0.04)             --
Distributions (from Realized Gains)..................       (0.47)      (0.38)     (0.36)        --              --
                                                           ------      ------     ------     ------          ------
    Total Distributions..............................       (0.47)      (0.38)     (0.36)     (0.04)             --
                                                           ------      ------     ------     ------          ------
NET ASSET VALUE END OF PERIOD........................      $20.31      $26.04     $24.05     $19.37          $17.99
                                                           ======      ======     ======     ======          ======
TOTAL RETURN (a).....................................     (20.47%)      9.88%     26.12%      7.89%          19.93%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).................     $15,717     $17,702    $13,403     $7,619          $6,209
Ratio of Expenses to Average Net Assets..............       1.40%       1.42%      1.42%      1.22%           0.67%
Ratio of Net Investment Income (Loss) to Average
  Net Assets.........................................      (0.27%)     (0.51%)   (0.22%)         --           0.57%
Portfolio Turnover Rate                                       18%         26%       26%         41%             38%

SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (CLASS B)

                                                                        FISCAL PERIOD ENDED SEPTEMBER 30
                                                         --------------------------------------------------------------
                                                         2001(C)(M)   2000(C)    1999(C)   1998(B)(C)    1997(B)(C)(D)
                                                         ----------   -------    -------   ----------    -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD..................      $24.96      $23.35     $19.01     $17.81          $15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).........................       (0.14)      (0.38)     (0.30)     (0.19)          (0.08)
Net Gain (Loss) on Securities
  (realized and unrealized)..........................       (5.00)       2.37       5.00       1.39            2.89
                                                           ------      ------     ------     ------          ------
Total from Investment Operations.....................       (5.14)       1.99       4.70       1.20            2.81
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                         --          --         --         --              --
Distributions (from Realized Gains)..................       (0.47)      (0.38)     (0.36)        --              --
                                                           ------      ------     ------     ------          ------
    Total Distributions..............................       (0.47)      (0.38)     (0.36)        --              --
                                                           ------      ------     ------     ------          ------
NET ASSET VALUE END OF PERIOD........................      $19.35      $24.96     $23.35     $19.01          $17.81
                                                           ======      ======     ======     ======          ======
TOTAL RETURN (a).....................................     (20.88%)      8.53%     24.81%      6.74%          18.73%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).................     $10,192     $12,633     $9,136     $5,245          $3,641
Ratio of Expenses to Average Net Assets..............       2.41%       2.43%      2.51%      2.20%           1.84%
Ratio of Net Investment Income (Loss) to Average
  Net Assets.........................................      (1.29%)     (1.52%)    (1.30%)    (0.98%)         (0.60%)
Portfolio Turnover Rate..............................         18%         26%        26%        41%             38%

                            See accompanying notes.

[GRAPHIC]

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (CLASS C)

                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                     ----------------------------------
                                                      2001(C)(M)   2000(C)  1999(C)(I)
                                                      ----------   -------  ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.................    $25.50      $23.87     $24.47
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)........................     (0.14)      (0.41)     (0.22)
Net Gain (Loss) on Securities
  (realized and unrealized).........................     (5.10)       2.42      (0.38)
                                                        -------   --------   --------
Total from Investment Operations....................     (5.24)       2.01      (0.60)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)..............        --          --         --
Distributions (from Realized Gains).................      (0.47)     (0.38)        --
                                                        -------   --------   --------
    Total Distributions.............................      (0.47)     (0.38)        --
                                                        -------   --------   --------
NET ASSET VALUE END OF PERIOD.......................     $19.79     $25.50     $23.87
                                                        =======   ========   ========
    TOTAL RETURN (A)................................    (20.83%)     8.43%     (2.45%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)................    $   951     $  918     $  405
Ratio of Expenses to Average Net Assets.............      2.40%      2.55%      2.66%
Ratio of Net Investment Income (Loss) to Average
Net Assets..........................................     (1.27%)    (1.64%)    (1.46%)
Portfolio Turnover Rate.............................        17%        26%        33%

SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (CLASS S)

                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                     ----------------------------------
                                                      2001(C)(N)
                                                      ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.................    $ 22.93
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...............................      (0.02)
Net Gain (Loss) on Securities
  (realized and unrealized).........................      (2.63)
                                                        -------
Total from Investment Operations....................      (2.65)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)..............         --
Distributions (from Realized Gains).................         --
                                                        -------
    Total Distributions.............................         --
                                                        -------
NET ASSET VALUE END OF PERIOD.......................    $ 20.28
                                                        =======
TOTAL RETURN (A)....................................    (15.71%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)................    $ 32
Ratio of Expenses to Average Net Assets.............      2.07%
Ratio of Net Income (Loss) to Average
  Net Assets........................................     (0.64%)
Portfolio Turnover Rate.............................        48%

                            See accompanying notes.

[Graphic]

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - MID CAP VALUE SERIES (CLASS A)


                                                                               FISCAL PERIOD ENDED SEPTEMBER 30
                                                               -------------------------------------------------------------------
                                                               2001(C)(M)      2000(C)     1999(C)    1998(B)(C)     1997(B)(C)(E)
                                                               ----------      -------     -------    ----------     -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD......................         $20.75        $16.60      $12.07      $12.95          $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).............................              -         (0.04)      (0.07)      (0.02)           0.05
Net Gain (Loss) on Securities............................
 (realized and unrealized)...............................           1.38          4.89        4.65       (0.53)           2.90
                                                                 -------       -------     -------     -------          ------
Total from Investment Operations.........................           1.38          4.85        4.58       (0.55)           2.95

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)...................              -             -           -       (0.05)              -
Distributions (from Realized Gains)......................          (1.81)        (0.70)      (0.05)      (0.28)              -
                                                                 -------       -------     -------     -------          ------
  Total Distributions....................................          (1.81)        (0.70)      (0.05)      (0.33)              -
                                                                 -------       -------     -------     -------          ------
NET ASSET VALUE END OF PERIOD ...........................         $20.32        $20.75      $16.60      $12.07          $12.95
                                                                 =======       =======     =======     =======          ======
TOTAL RETURN (A).........................................          7.53%        30.46%      38.06%      (4.31%)         29.50%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).....................        $44,405       $34,458     $22,804     $10,901          $4,631
Ratio of Expenses to Average Net Assets..................          1.32%         1.29%       1.33%       1.27%           1.10%
Ratio of Net Investment Income (Loss) to Average
 Net Assets..............................................          0.02%       (0.25%)     (0.44%)     (0.13%)           1.43%
Portfolio Turnover Rate..................................            47%           69%         79%         98%             35%



SECURITY EQUITY FUND - MID CAP VALUE SERIES (CLASS B)


                                                                               FISCAL PERIOD ENDED SEPTEMBER 30
                                                               -------------------------------------------------------------------
                                                               2001(C)(M)      2000(C)     1999(C)    1998(B)(C)     1997(B)(C)(E)
                                                               ----------      -------     -------    ----------     -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD......................         $20.11        $16.26      $11.94      $12.91          $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).............................          (0.09)        (0.22)      (0.22)      (0.15)           0.01
Net Gain (Loss) on Securities............................
 (realized and unrealized)...............................           1.32          4.77        4.59       (0.54)           2.90
                                                                 -------       -------     -------     -------          ------
Total from Investment Operations.........................           1.23          4.55        4.37       (0.69)           2.91

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)...................              -             -           -           -               -
Distributions (from Realized Gains)......................          (1.81)        (0.70)      (0.05)      (0.28)              -
                                                                 -------       -------     -------     -------          ------
  Total Distributions....................................          (1.81)        (0.70)      (0.05)      (0.28)              -
                                                                 -------       -------     -------     -------          ------
NET ASSET VALUE END OF PERIOD............................         $19.53        $20.11      $16.26      $11.94          $12.91
                                                                 =======       =======     =======     =======          ======

TOTAL RETURN (A)              .                                    6.99%        29.21%      36.71%      (5.38%)         29.10%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).....................        $20,224       $14,041      $9,682      $6,615          $3,572
Ratio of Expenses to Average Net Assets..................          2.34%         2.32%       2.37%       2.33%           2.26%
Ratio of Net Investment Income (Loss) to Average
 Net Assets..............................................         (0.98%)       (1.27%)     (1.50%)     (1.19%)          0.27%
Portfolio Turnover Rate..................................            47%           69%         79%         98%             35%


                            See accompanying notes.

[GRAPHIC]

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - MID CAPVALUE SERIES (CLASS C)

                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                        -----------------------------------
PER SHARE DATA                                          2001(c)(m)    2000(c)    1999(c)(i)
                                                        ----------    -------    ----------
NET ASSET VALUE BEGINNING OF PERIOD..................     $20.39     $16.51        $14.54

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).........................      (0.09)     (0.22)        (0.13)
Net Gain (Loss) on Securities
 (realized and unrealized)...........................       1.34       4.80          2.10
                                                         -------    -------       -------
Total from Investment Operations.....................       1.25       4.58          1.97

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)...............         --         --            --
Distributions (from Realized Gains)..................      (1.81)     (0.70)           --
                                                         -------    -------       -------
 Total Distributions.................................      (1.81)     (0.70)           --
                                                         -------    -------       -------
NET ASSET VALUE END OF PERIOD........................     $19.83     $20.39        $16.51
                                                         =======    =======       =======

TOTAL RETURN (a).....................................      6.99%     28.93%        13.55%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).................     $3,862     $3,069        $1,138
Ratio of Expenses to Average Net Assets..............      2.33%      2.36%         2.38%
Ratio of Net Investment Income (Loss) to Average
  Net Assets.........................................     (0.99%)    (1.28%)       (1.36%)
Portfolio Turnover Rate..............................        47%        69%           92%

SECURITY EQUITY FUND - MID CAPVALUE SERIES (CLASS S)

                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                        -----------------------------------
PER SHARE DATA                                          2001(c)(n)
                                                        ----------
NET ASSET VALUE BEGINNING OF PERIOD....................   $20.90
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..................................    (0.01)
Net Gain (Loss) on Securities
 (realized and unrealized).............................    (0.58)
                                                         -------
Total from Investment Operations.......................    (0.59)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income).................       --
Distributions (from Realized Gains)....................       --
                                                         -------
  Total distributions..................................       --
                                                         -------
NET ASSET VALUE END OF PERIOD..........................   $20.31
                                                         =======
TOTAL RETURN (a).......................................   (1.27%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)...................   $  307
Ratio of Expenses to Average Net Assets................    3.16%
Ratio of Net Income (Loss) to Average
  Net Assets...........................................   (1.44%)
Portfolio Turnover Rate................................      90%

                            See accompanying notes.

[GRAPHIC]

Selected data for each share of capital stock outstanding throughout each period

SECURITY EQUITY FUND - SMALL CAP GROWTH SERIES (CLASS A)


                                                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                                      ------------------------------------------------
                                                                      2001(C)(M)  2000(B)(C)  1999(B)(C)  1998(B)(C)(G)
                                                                      ----------  ----------  ----------  -------------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD...................................   $22.08     $12.98        $8.70        $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..........................................    (0.09)     (0.19)          --         (0.03)
Net Gain (Loss) on Securities
(realized and unrealized).............................................    (8.88)       9.75        4.28         (1.26)
                                                                        -------    --------     -------       -------
Total from Investment Operations......................................    (8.97)       9.56        4.28         (1.29)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)................................       --         --           --         (0.01)
Distributions (from Realized Gains)...................................    (1.32)     (0.46)          --            --
                                                                        -------    --------     -------       -------
Total Distributions...................................................    (1.32)     (0.46)          --         (0.01)
                                                                        -------    --------     -------       -------
NET ASSET VALUE END OF PERIOD.........................................   $11.79     $22.08       $12.98        $ 8.70
                                                                        =======    ========     =======       =======
TOTAL RETURN (A)......................................................  (42.18%)    74.58%       49.20%       (12.95%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)..................................  $21,548    $38,172      $16,877       $2,677
Ratio of Expenses to Average Net Assets...............................    1.87%      1.55%        0.49%        1.39%
Ratio of Net Investment Income (Loss) to Average Net Assets...........   (1.14%)    (0.97%)       0.03%       (0.35%)
Portfolio Turnover Rate...............................................     437%       318%         361%         366%

SECURITY EQUITY FUND - SMALL CAP GROWTH SERIES (CLASS B)


                                                                              FISCAL PERIOD ENDED SEPTEMBER 30
                                                                      ------------------------------------------------
                                                                      2001(C)(M)  2000(B)(C)  1999(B)(C)  1998(B)(C)(G)
                                                                      ----------  ----------  ----------  -------------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD...................................  $21.34      $12.69        $8.63      $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..........................................   (0.14)      (0.31)       (0.14)      (0.13)
Net Gain (Loss) on Securities
(realized and unrealized).............................................   (8.57)       9.42         4.20       (1.24)
                                                                        ------     -------       ------     --------
Total from Investment Operations......................................   (8.71)       9.11         4.06       (1.37)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)................................      --          --           --          --
Distributions (from Realized Gains)...................................   (1.32)      (0.46)          --          --
                                                                        ------     -------       ------     -------
Total Distributions...................................................   (1.32)      (0.46)          --          --
                                                                        ------     -------       ------     -------
NET ASSET VALUE END OF PERIOD.........................................  $11.31      $21.34       $12.69       $8.63
                                                                        ======     =======       ======     =======
TOTAL RETURN (A)...................................................... (42.44%)     72.70%       47.05%     (13.70%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)..................................  $7,489     $11,688       $2,430      $1,504
Ratio of Expenses to Average Net Assets...............................   2.64%       2.44%        1.94%       2.38%
Ratio of Net Investment Income (Loss) to Average Net Assets...........  (1.90%)     (1.81%)      (1.41%)     (1.34%)
Portfolio Turnover Rate...............................................    437%        318%         361%        366%


                            See accompanying notes.

[Graphic]

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - SMALL CAP GROWTH SERIES (CLASS C)



                                                               FISCAL PERIOD ENDED SEPTEMBER 30
                                                            --------------------------------------
                                                            2001(C)(M)      2000(C)      1999(C)(I)
                                                            ----------      -------      ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD...................       $ 21.74        $ 12.86       $ 11.16

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)..........................         (0.14)         (0.35)        (0.07)
Net Gain (Loss) on Securities
 (realized and unrealized)............................         (8.77)          9.69          1.77
                                                             -------        -------       -------
Total from Investment Operations......................         (8.91)          9.34          1.70

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)................             -              -             -
Distributions (from Realized Gains)...................         (1.32)         (0.46)            -
                                                             -------        -------       -------
  Total Distributions.................................         (1.32)         (0.46)            -
                                                             -------        -------       -------
NET ASSET VALUE END OF PERIOD.........................        $11.51         $21.74        $12.86
                                                             =======        =======       =======
TOTAL RETURN (A)......................................       (42.59%)         73.54%       15.23%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)..................        $2,436         $3,741          $890
Ratio of Expenses to Average Net Assets...............         2.63%          2.39%         1.47%
Ratio of Net Investment Income (Loss) to Average
 Net Assets...........................................        (1.90%)        (1.81%)       (0.95%)
Portfolio Turnover Rate...............................          437%           318%          374%



SECURITY EQUITY FUND - SMALL CAP GROWTH SERIES (CLASS S)


                                                               FISCAL PERIOD ENDED SEPTEMBER 30
                                                            --------------------------------------
                                                            2001(C)(N)
                                                            ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD...................        $11.82

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.................................             -
Net Gain (Loss) on Securities
 (realized and unrealized)............................         (0.03)
                                                             -------
Total from Investment Operations......................         (0.03)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)................             -
Distributions (from Realized Gains)...................             -
                                                             -------
  Total Distributions.................................             -
                                                             -------
NET ASSET VALUE END OF PERIOD.........................        $11.79
                                                             =======
TOTAL RETURN (A)......................................       (20.28%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)..................            $9
Ratio of Expenses to Average Net Assets...............         3.07%
Ratio of Net Income (Loss) to Average
 Net Assets...........................................        (2.05%)
Portfolio Turnover Rate...............................         1351%


                            See accompanying notes.

[GRAPHIC]

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - ENHANCED INDEX SERIES (CLASS A)

                                                   FISCAL PERIOD ENDED SEPTEMBER 30
                                                  ----------------------------------
PER SHARE DATA                                     2001(c)(m)   2000(c)   1999(c)(h)
                                                   ----------   -------   ----------
NET ASSET VALUE BEGINNING OF PERIOD..............     $11.29     $10.04     $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).....................         --         --       0.03
Net Gain (Loss) on Securities
 (realized and unrealized).......................      (2.23)      1.37       0.01
                                                     -------    -------    -------
Total from Investment Operations.................      (2.23)      1.37       0.04

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)...........         --         --         --
Distributions (from Realized Gains)..............      (0.09)     (0.12)        --
                                                     -------    -------    -------
  Total Distributions............................      (0.09)     (0.12)        --
                                                     -------    -------    -------
NET ASSET VALUE END OF PERIOD....................      $8.97     $11.29     $10.04
                                                     =======    =======    =======
TOTAL RETURN (a).................................    (19.88%)    13.65%      0.40%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).............     $7,274     $8,219     $7,589
Ratio of Expenses to Average Net Assets..........      0.71%      1.44%      1.48%
Ratio of Net Investment Income (Loss) to Average
  Net Assets.....................................     (0.03%)    (0.05%)     0.39%
Portfolio Turnover Rate..........................        49%        73%        68%

SECURITY EQUITY FUND - ENHANCED INDEX SERIES (CLASS B)

                                                   FISCAL PERIOD ENDED SEPTEMBER 30
                                                  ----------------------------------
PER SHARE DATA                                     2001(c)(m)   2000(c)   1999(c)(h)
                                                   ----------   -------   ----------
NET ASSET VALUE BEGINNING OF PERIOD..............     $11.15     $ 9.99     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).....................      (0.04)     (0.09)     (0.02)
Net Gain (Loss) on Securities
 (realized and unrealized).......................      (2.20)      1.37       0.01
                                                     -------    -------    -------
Total from Investment Operations.................      (2.24)      1.28      (0.01)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)...........         --         --         --
Distributions (from Realized Gains)..............      (0.09)     (0.12)        --
                                                     -------    -------    -------
  Total Distributions............................      (0.09)     (0.12)        --
                                                     -------    -------    -------
NET ASSET VALUE END OF PERIOD....................     $ 8.82     $11.15     $ 9.99
                                                     =======    =======    =======
TOTAL RETURN (a).................................    (20.22%)    12.82%     (0.10%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).............     $8,585    $10,960     $9,591
Ratio of Expenses to Average Net Assets..........      1.09%      2.18%      2.20%
Ratio of Net Investment Income (Loss) to Average
  Net Assets.....................................     (0.41%)    (0.79%)    (0.33%)
Portfolio Turnover Rate..........................        49%        73%        68%


                            See accompanying notes.

[GRAPHIC]

Selected data for each share of capital stock outstanding throughout each period

SECURITY EQUITY FUND - ENHANCED INDEX SERIES (CLASS C)


                                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                                      --------------------------------------
                                                                      2001(C)(M)     2000(C)      1999(C)(H)
                                                                      ----------     -------      ----------

PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD...............................    $11.16         $10.00       $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)......................................     (0.04)         (0.09)       (0.01)
Net Gain (Loss) on Securities
(realized and unrealized).........................................     (2.19)          1.37         0.01
                                                                      ------         ------       ------
Total from Investment Operations..................................     (2.23)          1.28           --
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)............................        --             --           --
Distributions (from Realized Gains)...............................     (0.09)         (0.12)          --
                                                                      ------         ------       ------
 Total Distributions..............................................     (0.09)         (0.12)          --
                                                                      ------         ------       ------
NET ASSET VALUE END OF PERIOD ....................................     $8.84         $11.16       $10.00
                                                                      ======         ======       ======
TOTAL RETURN (A)..................................................   (20.11%)        12.69%        0.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)..............................    $5,661         $7,092       $5,205
Ratio of Expenses to Average Net Assets...........................     1.09%          2.15%        2.05%
Ratio of Net Investment Income (Loss) to Average
 Net Assets.......................................................    (0.41%)        (0.77%)      (0.18%)
Portfolio Turnover Rate...........................................       49%            73%          68%


SECURITY EQUITY FUND - ENHANCED INDEX SERIES (CLASS S)


                                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                                      --------------------------------------
                                                                      2001(C)(N)
                                                                      ----------

PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD...............................      $8.84
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.............................................         --
Net Gain (Loss) on Securities
 (realized and unrealized)........................................       0.13
                                                                      -------
Total from Investment Operations..................................       0.13
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)............................         --
Distributions (from Realized Gains)...............................         --
                                                                      -------
Total Distributions...............................................         --
NET ASSET VALUE END OF PERIOD.....................................      $8.97
                                                                      =======

TOTAL RETURN (A)..................................................    (16.01%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)..............................         $3
Ratio of Expenses to Average Net Assets...........................      1.09%
Ratio of Net Income (Loss) to Average
Net Assets........................................................     (0.41%)
Portfolio Turnover Rate...........................................        29%


                            See accompanying notes.

[GRAPHIC]
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND -- INTERNATIONAL SERIES (CLASS A)

                                                              FISCAL PERIOD ENDED SEPTEMBER 30
                                                       ----------------------------------------------
                                                       2001(b)(c)(l)(m)   2000(b)(c)    1999(b)(c)(h)
                                                       ----------------   ----------    -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.................         $11.01         $ 9.69          $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)........................          (0.09)         (0.13)          (0.03)
Net Gain (Loss) on Securities
  (realized and unrealized).........................          (2.10)          1.45           (0.28)
                                                             ------         ------          ------
Total from Investment Operations....................          (2.19)          1.32           (0.31)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)..............             --             --              --
Distributions (from Realized Gains).................          (0.40)            --              --
                                                             ------         ------          ------
    Total Distributions.............................          (0.40)            --              --
                                                             ------         ------          ------
NET ASSET VALUE END OF PERIOD.......................         $ 8.42         $11.01          $ 9.69
                                                             ======         ======          ======
TOTAL RETURN (a)....................................        (20.35%)        13.62%          (3.10%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)................         $3,601         $4,414          $2,928
Ratio of Expenses to Average Net Assets.............          2.54%          2.46%           2.50%
Ratio of Net Investment Income (Loss) to Average
  Net Assets........................................         (1.91%)        (1.08%)         (0.41%)
Portfolio Turnover Rate.............................           198%           116%            115%

SECURITY EQUITY FUND -- INTERNATIONAL SERIES (CLASS B)

                                                              FISCAL PERIOD ENDED SEPTEMBER 30
                                                       ----------------------------------------------
                                                       2001(b)(c)(l)(m)   2000(b)(c)    1999(b)(c)(h)
                                                       ----------------   ----------    -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.................         $10.88          $9.65          $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)........................          (0.12)         (0.22)          (0.07)
Net Gain (Loss) on Securities
  (realized and unrealized).........................          (2.06)          1.45           (0.28)
                                                             ------         ------          ------
Total from Investment Operations....................          (2.18)          1.23           (0.35)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)..............             --             --              --
Distributions (from Realized Gains).................          (0.40)            --              --
                                                             ------         ------          ------
    Total Distributions.............................          (0.40)            --              --
                                                             ------         ------          ------
NET ASSET VALUE END OF PERIOD.......................         $ 8.30         $10.88          $ 9.65
                                                             ======         ======          ======
TOTAL RETURN (a)....................................        (20.50%)        12.75%          (3.50%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)................         $2,040         $2,520          $2,028
Ratio of Expenses to Average Net Assets.............          3.29%          3.26%           3.19%
Ratio of Net Investment Income (Loss) to Average
  Net Assets........................................         (2.65%)        (1.92%)         (1.09%)
Portfolio Turnover Rate.............................           198%           116%            115%

                            See accompanying notes.

[GRAPHIC]

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - INTERNATIONAL SERIES (CLASS C)

                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                     -----------------------------------------
PER SHARE DATA                                       2001(b)(c)(l)(m)   2000(b)(c)   1999(b)(c)(h)
                                                     ----------------   ----------   -------------
NET ASSET VALUE BEGINNING OF PERIOD..............         $10.92          $ 9.68         $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).....................          (0.13)          (0.21)         (0.04)
Net Gain (Loss) on Securities
 (realized and unrealized).......................          (2.07)           1.45          (0.28)
                                                         -------         -------        -------
Total from Investment Operations.................          (2.20)           1.24          (0.32)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)...........             --              --             --
Distributions (from Realized Gains)..............          (0.40)             --             --
                                                         -------         -------        -------
  Total Distributions............................          (0.40)             --             --
                                                         -------         -------        -------
NET ASSET VALUE END OF PERIOD....................         $ 8.32          $10.92         $ 9.68
                                                         =======         =======        =======
TOTAL RETURN (a).................................        (20.62%)         12.81%         (3.20%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).............         $2,753          $3,564          $2,493
Ratio of Expenses to Average Net Assets..........          3.29%           3.11%           2.78%
Ratio of Net Investment Income (Loss) to Average
  Net Assets.....................................         (2.66%)         (1.76%)         (0.71%)
Portfolio Turnover Rate..........................           198%            116%            115%

                            See accompanying notes.

[GRAPHIC]

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND -- SELECT 25(R) SERIES (CLASS A)

                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                       -----------------------------------
                                                       2001(C)(M)    2000(C)    1999(C)(H)
                                                       ----------    -------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD................      $11.34       $10.53      $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).......................       (0.02)       (0.09)      (0.05)
Net Gain (Loss) on Securities
  (realized and unrealized)........................       (2.59)        0.90        0.58
                                                         ------       ------      ------
Total from Investment Operations...................       (2.61)        0.81        0.53
LESS DISTRIBUTIONS
Dividends (from Net Investment Income).............          --           --          --
Distributions (from Realized Gains)................          --           --          --
                                                         ------       ------      ------
    Total Distributions............................          --           --          --
                                                         ------       ------      ------
NET ASSET VALUE END OF PERIOD......................       $8.73       $11.34      $10.53
                                                         ======       ======      ======
TOTAL RETURN (a)...................................     (23.02%)       7.69%       5.30%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)...............     $16,825      $22,006     $13,975
Ratio of Expenses to Average Net Assets............       1.34%        1.35%       1.48%
Ratio of Net Investment Income (Loss) to Average
  Net Assets.......................................      (0.49%)      (0.74%)     (0.75%)
Portfolio Turnover Rate............................         53%          89%         14%

SECURITY EQUITY FUND -- SELECT 25(R) SERIES (CLASS B)

                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                       -----------------------------------
                                                       2001(C)(M)    2000(C)    1999(C)(H)
                                                       ----------    -------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD................      $11.22       $10.52      $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).......................       (0.06)       (0.17)      (0.09)
Net Gain (Loss) on Securities
  (realized and unrealized)........................       (2.56)        0.87        0.61
                                                         ------       ------      ------
Total from Investment Operations...................       (2.62)        0.70        0.52
LESS DISTRIBUTIONS
Dividends (from Net Investment Income).............          --           --          --
Distributions (from Realized Gains)................          --           --          --
                                                         ------       ------      ------
    Total Distributions............................          --           --          --
                                                         ------       ------      ------
NET ASSET VALUE END OF PERIOD......................       $8.60       $11.22      $10.52
                                                         ======       ======      ======
TOTAL RETURN (a)...................................     (23.35%)       6.65%       5.20%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)...............     $13,995      $18,199     $12,938
Ratio of Expenses to Average Net Assets............       2.10%        2.11%       2.19%
Ratio of Net Investment Income (Loss) to Average
  Net Assets.......................................      (1.24%)      (1.49%)     (1.47%)
Portfolio Turnover Rate............................         53%          89%         14%


                            See accompanying notes.

FINANCIAL HIGHLIGHTS (CONTINUED

[GRAPHIC]

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - SELECT 25(R) SERIES (CLASS C)

                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                      --------------------------------
                                                      2001(c)(m)  2000(c)  1999(c)(h)
                                                      ----------  -------  -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD...............     $11.26     $10.55     $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)......................      (0.06)     (0.17)     (0.09)
Net Gain (Loss) on Securities
 (realized and unrealized)........................      (2.57)      0.88       0.64
                                                      -------     ------    -------
Total from Investment Operations..................      (2.63)      0.71       0.55
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)............         --         --         --
Distributions (from Realized Gains)...............         --         --         --
                                                      -------     ------    -------
  Total Distributions.............................         --         --         --
                                                      -------     ------    -------
NET ASSET VALUE END OF PERIOD.....................      $8.63     $11.26     $10.55
                                                      =======     ======    =======
TOTAL RETURN (A)..................................    (23.36%)     6.73%      5.50%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)..............     $5,742     $7,294     $4,442
Ratio of Expenses to Average Net Assets...........      2.10%      2.15%      2.07%
Ratio of Net Investment Income (Loss) to Average
 Net Assets.......................................     (1.24%)    (1.49%)    (1.34%)
Portfolio Turnover Rate...........................        53%        89%        14%

SECURITY EQUITY FUND - SELECT 25(R) SERIES (CLASS S)

                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                      --------------------------------
                                                      2001(C)(N)
                                                      ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD...............       $9.62
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.............................       (0.01)
Net Gain (Loss) on Securities
 (realized and unrealized)........................       (0.96)
                                                       -------
Total from Investment Operations..................       (0.97)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)............          --
Distributions (from Realized Gains)...............          --
                                                       -------
  Total Distributions.............................          --
                                                       -------
NET ASSET VALUE END OF PERIOD.....................       $8.65
                                                       -------

TOTAL RETURN (A)..................................     (19.23%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)..............         $10
Ratio of Expenses to Average Net Assets...........       2.33%
Ratio of Net Income (Loss) to Average
 Net Assets.......................................      (1.39%)
Portfolio Turnover Rate...........................         48%

                            See accompanying notes.

[GRAPHIC]
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - LARGE CAP GROWTH SERIES (CLASS A)

                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------
PER SHARE DATA                                      2001(c)(m)   2000(c)(k)(l)
                                                    ----------   -------------
NET ASSET VALUE BEGINNING OF PERIOD..............     $ 9.71        $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).....................      (0.04)        (0.05)
Net Gain (Loss) on Securities
(realized and unrealized)........................      (2.97)        (0.24)
                                                     -------       -------
Total from Investment Operations.................      (3.01)        (0.29)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)...........         --            --
Distributions (from Realized Gains)..............         --            --
                                                     -------       -------
Total Distributions..............................         --            --
                                                     -------       -------
NET ASSET VALUE END OF PERIOD....................      $6.70         $9.71
                                                     =======       =======
TOTAL RETURN (A).................................    (31.00%)       (2.90%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).............     $2,338        $2,405
Ratio of Expenses to Average Net Assets..........      2.01%         1.92%
Ratio of Net Investment Income (Loss) to Average
  Net Assets.....................................     (1.13%)       (1.25%)
Portfolio Turnover Rate..........................        10%            5%

SECURITY EQUITY FUND - LARGE CAP GROWTH SERIES (CLASS B)

                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------
PER SHARE DATA                                      2001(c)(m)   2000(c)(k)(l)
                                                    ----------   -------------
NET ASSET VALUE BEGINNING OF PERIOD..............     $ 9.65        $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).....................      (0.07)        (0.08)
Net Gain (Loss) on Securities
(realized and unrealized)........................      (2.95)        (0.27)
                                                     -------       -------
Total from Investment Operations.................      (3.02)        (0.38)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)...........         --            --
Distributions (from Realized Gains)..............         --            --
                                                     -------       -------
Total Distributions..............................         --            --
                                                     -------       -------
NET ASSET VALUE END OF PERIOD....................     $ 6.63        $ 9.65
                                                     =======       =======
TOTAL RETURN (A).................................    (31.30%)       (3.50%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).............     $2,082        $2,039
Ratio of Expenses to Average Net Assets..........      2.76%         2.68%
Ratio of Net Investment Income (Loss) to Average
  Net Assets.....................................     (1.88%)       (2.02%)
Portfolio Turnover Rate..........................        10%            5%

                            See accompanying notes.

[GRAPHIC]

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND -- LARGE CAPGROWTH SERIES (CLASS C)

                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                     --------------------------------
                                                     2001(C)(M)         2000(C)(K)(L)
                                                     ----------         -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD................    $ 9.65               $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).......................     (0.06)               (0.08)
Net Gain (Loss) on Securities
  (realized and unrealized)........................     (2.94)               (0.27)
                                                       ------               ------
Total from Investment Operations...................     (3.00)               (0.35)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income).............        --                   --
Distributions (from Realized Gains)................        --                   --
                                                       ------               ------
    Total Distributions............................        --                   --
                                                       ------               ------
NET ASSET VALUE END OF PERIOD......................     $6.65                $9.65
                                                       ======               ======
TOTAL RETURN (a)...................................   (31.09%)              (3.50%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)...............    $2,171               $2,102
Ratio of Expenses to Average Net Assets............     2.76%                2.66%
Ratio of Net Investment Income (Loss) to Average
  Net Assets.......................................    (1.87%)              (2.00%)
Portfolio Turnover Rate............................       10%                   5%

SECURITY EQUITY FUND -- LARGE CAPGROWTH SERIES (CLASS S)

                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                     --------------------------------
                                                     2001(C)(N)
                                                     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD................    $ 6.60
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..............................        --
Net Gain (Loss) on Securities
  (realized and unrealized)........................      0.10
                                                       ------
Total from Investment Operations...................      0.10
LESS DISTRIBUTIONS
Dividends (from Net Investment Income).............        --
Distributions (from Realized Gains)................        --
                                                       ------
    Total Distributions............................        --
                                                       ------
NET ASSET VALUE END OF PERIOD......................     $6.70
                                                       ======
TOTAL RETURN (a)...................................   (20.62%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)...............        $1
Ratio of Expenses to Average Net Assets............     2.76%
Ratio of Net Income (Loss) to Average Net Assets...    (1.87%)
Portfolio Turnover Rate............................        0%


                            See accompanying notes.

[Graphic]

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - TECHNOLOGY SERIES (CLASS A)


                                                                       FISCAL PERIOD ENDED SEPTEMBER 30
                                                                  -----------------------------------------
                                                                  2001(B)(C)(L)(M)         2000(B)(C)(K)(L)
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD..........................            $9.33                   $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).................................            (0.07)                   (0.08)
Net Gain (Loss) on Securities
 (realized and unrealized)...................................            (4.40)                   (0.59)
                                                                       -------                  -------
Total from Investment Operations.............................            (4.47)                   (0.67)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income).......................               --                       --
Distributions (from Realized Gains)..........................               --                       --
                                                                       -------                  -------
  Total Distributions........................................               --                       --
                                                                       -------                  -------
NET ASSET VALUE END OF PERIOD................................            $4.86                    $9.33
                                                                       =======                  =======
TOTAL RETURN (A).............................................          (47.91%)                  (6.70%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).........................           $3,976                   $4,340
Ratio of Expenses to Average Net Assets......................            2.25%                    2.28%
Ratio of Net Investment Income (Loss) to Average
 Net Assets..................................................           (2.01%)                  (2.05%)
Portfolio Turnover Rate......................................             271%                     148%




SECURITY EQUITY FUND - TECHNOLOGY SERIES (CLASS B)



                                                                       FISCAL PERIOD ENDED SEPTEMBER 30
                                                                  -----------------------------------------
                                                                  2001(B)(C)(L)(M)         2000(B)(C)(K)(L)
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD..........................            $9.21                   $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).................................            (0.09)                   (0.11)
Net Gain (Loss) on Securities
 (realized and unrealized)...................................            (4.38)                   (0.68)
                                                                       -------                  -------
Total from Investment Operations.............................            (4.47)                   (0.79)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income).......................               --                       --
Distributions (from Realized Gains)..........................               --                       --
                                                                       -------                  -------
  Total Distributions........................................               --                       --
                                                                       -------                  -------
NET ASSET VALUE END OF PERIOD................................            $4.74                    $9.21
                                                                       =======                  =======
TOTAL RETURN (A).............................................          (48.53%)                  (7.90%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).........................           $1,179                   $1,971
Ratio of Expenses to Average Net Assets......................            2.99%                    3.03%
Ratio of Net Investment Income (Loss) to Average
 Net Assets..................................................           (2.76%)                  (2.79%)
Portfolio Turnover Rate......................................             271%                     148%


                            See accompanying notes.

[GRAPHIC]

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - TECHNOLOGY SERIES (CLASS C)

                                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                                 ---------------------------------
PER SHARE DATA                                   2001(b)(c)(l)(m)   2000(b)(c)(k)(l)
                                                 ----------------   ----------------
NET ASSET VALUE BEGINNING OF PERIOD............       $ 9.21              $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)...................        (0.09)              (0.11)
Net Gain (Loss) on Securities
 (realized and unrealized).....................        (4.39)              (0.68)
                                                     -------             -------
Total from Investment Operations...............        (4.48)              (0.79)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income).........           --                  --
Distributions (from Realized Gains)............           --                  --
                                                     -------             -------
  Total Distributions..........................           --                  --
NET ASSET VALUE END OF PERIOD..................       $ 4.73              $ 9.21
                                                     =======             =======
TOTAL RETURN (a)...............................      (48.64%)             (7.90%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)...........       $1,692              $2,276
Ratio of Expenses to Average Net Assets........        3.00%               3.03%
Ratio of Net Investment Income (Loss) to Average
  Net Assets...................................       (2.76%)             (2.79%)
Portfolio Turnover Rate........................         271%                148%

SECURITY EQUITY FUND - TECHNOLOGY SERIES (CLASS S)

                                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                                 ---------------------------------
PER SHARE DATA                                   2001(b)(c)(l)(n)
                                                 ----------------
NET ASSET VALUE BEGINNING OF PERIOD............       $ 6.63

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..........................        (0.02)
Net Gain (Loss) on Securities
 (realized and unrealized).....................        (1.76)
                                                     -------
Total from Investment Operations...............        (1.78)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income).........           --
Distributions (from Realized Gains)............           --
                                                     -------
  Total Distributions..........................           --
NET ASSET VALUE END OF PERIOD..................       $ 4.85
                                                     =======
TOTAL RETURN (a)...............................      (34.01%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)...........       $20
Ratio of Expenses to Average Net Assets........        3.00%
Ratio of Net Income (Loss) to Average
  Net Assets...................................       (2.77%)
Portfolio Turnover Rate........................         393%


                            See accompanying notes.

[Graphic]

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY ULTRA FUND (CLASS A)


                                                                               FISCAL PERIOD ENDED SEPTEMBER 30
                                                          -------------------------------------------------------------------------
                                                          2001(C)(M)      2000(C)     1999(C)     1998(C)      1997(C)      1996(C)
                                                          ----------     =--------    -------    --------      -------      -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD....................      $15.28         $9.19       $7.65       $9.24        $8.25        $8.20

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)...........................       (0.04)        (0.08)      (0.06)      (0.06)       (0.08)       (0.05)
Net Gain (Loss) on Securities
 (realized and unrealized).............................       (3.43)         6.60        3.51       (1.06)        1.65         1.10
                                                           --------      --------     -------     -------      -------      -------
Total from Investment Operations.......................       (3.47)         6.52        3.45       (1.12)        1.57         1.05

LESS DISTRIBUTIONS
Dividends (from Net Investment Income).................          --            --          --          --           --           --
Distributions (from Realized Gains) ...................       (1.35)        (0.43)      (1.91)      (0.47)       (0.58)       (1.00)
                                                           --------      --------     -------     -------      -------      -------
  Total Distributions..................................       (1.35)        (0.43)      (1.91)      (0.47)       (0.58)       (1.00)
                                                           --------      --------     -------     -------      -------      -------
NET ASSET VALUE END OF PERIOD..........................      $10.46        $15.28       $9.19       $7.65        $9.24        $8.25
                                                           ========      ========     =======     =======      =======      =======
TOTAL RETURN (A).......................................     (23.76%)       72.82%      50.91%     (12.45%)      20.57%       15.36%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)...................    $164,429      $204,787     $96,238     $67,554      $84,504      $74,230
Ratio of Expenses to Average Net Assets................       1.09%         1.11%       1.21%       1.23%        1.71%        1.31%
Ratio of Net Investment Income (Loss) to Average
 Net Assets............................................      (0.57%)       (0.62%)     (0.77%)     (0.64%)      (1.01%)      (0.61%)
Portfolio Turnover Rate................................         46%           35%         54%        116%          68%         161%



SECURITY ULTRA FUND (CLASS B)


                                                                               FISCAL PERIOD ENDED SEPTEMBER 30
                                                          -------------------------------------------------------------------------
                                                          2001(C)(M)      2000(C)     1999(C)     1998(C)      1997(C)      1996(C)
                                                          ----------     ---------    -------    --------      -------      -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD....................      $14.02         $8.54       $7.28       $8.90        $8.03        $8.11

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)...........................       (0.09)        (0.19)      (0.14)      (0.14)       (0.15)       (0.13)
Net Gain (Loss) on Securities
 (realized and unrealized).............................       (3.14)         6.10        3.31       (1.01)        1.60         1.05
                                                           --------      --------     -------     -------      -------      -------
Total from Investment Operations.......................       (3.23)         5.91        3.17       (1.15)        1.45         0.92

LESS DISTRIBUTIONS
Dividends (from Net Investment Income).................          --            --          --          --           --           --
Distributions (from Realized Gains)....................       (1.35)        (0.43)      (1.91)      (0.47)       (0.58)       (1.00)
                                                           --------      --------     -------     -------      -------      -------
  Total Distributions..................................       (1.35)        (0.43)      (1.91)      (0.47)       (0.58)       (1.00)
                                                           --------      --------     -------     -------      -------      -------
NET ASSET VALUE END OF PERIOD..........................       $9.44        $14.02       $8.54       $7.28        $8.90        $8.03
                                                           ========      ========     =======     =======      =======      =======
TOTAL RETURN (A).......................................     (24.22%)       71.17%      49.39%     (13.30%)      19.58%       13.81%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)...................     $34,104       $38,812      $7,818      $5,610       $5,964       $2,698
Ratio of Expenses to Average Net Assets................       2.09%         2.11%       2.21%       2.23%        2.71%        2.31%
Ratio of Net Investment Income (Loss) to Average
 Net Assets............................................      (1.57%)       (1.61%)     (1.77%)     (1.64%)      (2.01%)      (1.61%)
Portfolio Turnover Rate................................         46%           35%         54%        116%          68%         161%


                            See accompanying notes.

[GRAPHIC]

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY ULTRAFUND (CLASS C)

                                                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                                                      -----------------------------------------
                                                                      2001(C)(M)      2000(C)        1999(C)(I)
                                                                      ----------    ----------       -----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD..............................         $14.99       $9.11              $8.20
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss).....................................         (0.09)       (0.20)             (0.07)
Net Gain (Loss) on Securities (realized and unrealized)..........         (3.37)        6.51               0.98
                                                                      ----------    ----------       -----------
Total from Investment Operations.................................         (3.46)        6.31               0.91
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)...........................            --           --                 --
Distributions (from Realized Gains)..............................         (1.35)        (0.43)               --
                                                                      ----------    ----------       -----------
Total Distributions..............................................         (1.35)        (0.43)               --
                                                                      ----------    ----------       -----------
NET ASSET VALUE END OF PERIOD....................................        $10.18        $14.99             $9.11
                                                                      ==========    ==========       ===========
TOTAL RETURN (A).................................................       (24.18%)       71.10%            11.10%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).............................        $3,471       $3,017                $95
Ratio of Expenses to Average Net Assets..........................         2.10%        2.11%              2.21%
Ratio of Net Investment Income (Loss) to Average Net Assets......        (1.58%)      (1.61%)            (1.75%)
Portfolio Turnover Rate..........................................           46%          35%                54%

SECURITY ULTRAFUND (CLASS S)

                                                                             FISCAL PERIOD
                                                                           ENDED SEPTEMBER 30
                                                                              2001(C)(N)
                                                                           -----------------

PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD..............................               $12.51
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income............................................                (0.02)
Net Gain (Loss) on Securities (realized and unrealized)..........                (2.05)
                                                                               --------
Total from Investment Operations.................................                (2.07)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)...........................                   --
Distributions (from Realized Gains)..............................                   --
                                                                               --------
  Total Distributions............................................                   --
                                                                               --------
NET ASSET VALUE END OF PERIOD....................................               $10.44
                                                                               ========
TOTAL RETURN (A).................................................              (19.20%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands).............................                  $74
Ratio of Expenses to Average Net Assets..........................                2.20%
Ratio of Net Income (Loss) to Average Net Assets.................               (1.67%)
Portfolio Turnover Rate..........................................                  56%

                            See accompanying notes.

[GRAPHIC]

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B, C and S shares.

(b) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows:


                                    2001   2000   1999   1998   1997   1996
                                   .........................................

Total Return Series        Class A   N/A    N/A    2.2%   2.5%   2.4%   3.1%
                           Class B   N/A    N/A    3.2%   3.4%   3.3%   3.9%
                           Class C   N/A    N/A    3.2%   N/A     N/A    N/A
Social Awareness Series    Class A   N/A    N/A    N/A    1.5%   1.7%    N/A
                           Class B   N/A    N/A    N/A    2.5%   2.8%    N/A
Mid Cap Value Series       Class A   N/A    N/A    N/A    1.5%   1.9%    N/A
                           Class B   N/A    N/A    N/A    2.6%   2.8%    N/A
Small Cap Growth Series    Class A   N/A    1.6%   1.5%   2.4%    N/A    N/A
                           Class B   N/A    2.5%   2.9%   3.4%    N/A    N/A
                           Class C   N/A    2.5%   2.5%   N/A     N/A    N/A
International Series       Class A   3.4%   3.5%   4.7%   N/A     N/A    N/A
                           Class B   4.1%   4.3%   5.4%   N/A     N/A    N/A
                           Class C   4.1%   4.1%   5.0%   N/A     N/A    N/A
Technology Series          Class A   2.4%   2.3%    N/A   N/A     N/A    N/A
                           Class B   3.1%   3.0%    N/A   N/A     N/A    N/A
                           Class C   3.1%   3.0%    N/A   N/A     N/A    N/A
                           Class S   3.2%   N/A     N/A   N/A     N/A    N/A


(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Security Social Awareness Series was initially capitalized on November 1, 1996, with a net asset value of $15 per share. Percentage amounts for the period, except for total return, have been annualized.

(e) Security Mid Cap Value Series was initially capitalized on May 1, 1997, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(f) Meridian Investment Management Corporation (Meridian) became the sub-advisor of Total Return Series effective August 1, 1997. Prior to August 1, 1997 Security Management Company, LLC (SMC) paid Templeton/Franklin Investment Services, Inc. and Meridian for research services provided to Total Return Series.

(g) Security Small Cap Growth Series was initially capitalized on October 15, 1997, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(h) Security Enhanced Index Series, Security International Series and Security Select 25(R) Series were initially capitalized on January 29, 1999, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(i) Class "C" Shares were initially offered for sale on January 29, 1999. Percentage amounts for the period, except total return, have been annualized.

(j) Prior to May 15, 1999 SMC paid Meridian for sub-advisory services provided to Total Return Series. Effective May 15, 1999 the sub-advisory contract with Meridian was terminated and SMC continued to provide advisory services to the Total Return Series.

(k) Security Large Cap Growth Series and Security Technology Series were initially capitalized on May 1, 2000, with a net asset value of $10 per share. Percentage amounts for the period, except total return, have been annualized.

(l) Expense ratios, including reimbursements, were calculated without the reduction for custodian fees earnings credits beginning May 1, 2000 for Security Large Cap Growth Series, Security Technology Series and Security International Series. Expense ratios with such reductions would have been as follows:

                                            2001         2000
                                          ...................
Large Cap Growth Series        Class A       N/A        1.85%
                               Class B       N/A        2.61%
                               Class C       N/A        2.60%
Technology Series              Class A     2.24%        2.25%
                               Class B     2.98%        3.00%
                               Class C     2.99%        3.00%
                               Class S     2.92%          N/A
International Series           Class A     2.50%          N/A
                               Class B     3.24%          N/A
                               Class C     3.24%          N/A


(m) Unaudited figures for the six months ended March 31, 2001. Percentage amounts for the period, except total return, have been annualized.

(n) Class "S" Shares were initially offered for sale on February 1, 2001. Percentage amounts for the period, except total return, have been annualized. The figures are unaudited.

                            See accompanying notes.

NOTES TO FINANCIAL STATEMENTS

[GRAPHIC]

MARCH 31, 2001

1.   SIGNIFICANT ACCOUNTING POLICIES

     Security Growth and Income, Equity and Ultra Funds (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Equity Fund are currently issued in multiple Series, with each Series, in effect, representing a separate fund. Class A shares are generally sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed, except that purchases of Class A shares of $1 million or more sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. Class "B" shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. Class "C" shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within one year of acquisition incur a contingent deferred sales charge. The Funds began offering an additional class of shares ("S" shares) to the public on February 1, 2001. The shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within seven years of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

     A. SECURITY VALUATION - Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. The Funds generally will value short-term debt securities at prices based on market quotations for securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. The Global Series' and International Series' investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Global Series and International Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Global Series and International Series may enter into forward foreign exchange contracts in order to manage foreign currency risk from purchase or sale of securities denominated in foreign currency. These funds may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the balance sheet. The face or contract amount in U.S. dollars reflects the total exposure these funds have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

     D. FUTURES - Growth & Income Fund, Equity Series, Social Awareness Series, Small Cap Growth Series, Enhanced Index Series, International Series, and Ultra Fund utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. These funds may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Funds may pay departing shareholders from its cash balances and reduce their futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a

[GRAPHIC}

MARCH 31, 2001
futures contract, the Funds are required to deposit and maintain as collateral either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Funds. The Funds realize a gain or loss when the contract is closed or expires.

     E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) plus foreign taxes recoverable (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

     In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. The Funds currently do not amortize premiums on fixed income securities. Upon adoption, the Funds will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities for each series affected and therefore will not impact total net assets. The Funds have completed their analysis of the impact of this accounting change, and found it to be immaterial.

     F. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments relating to the expiration of net operating losses and the recharacterization of foreign currency gains and losses.

     G. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

     H. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Under terms of the investment advisory contract, Security Management Company, LLC (SMC) agrees to provide, or arrange for others to provide, all the services required by the Growth and Income Fund, Equity Series, Global Series, and Ultra Fund for a single fee, including investment advisory services, transfer agent services and certain other administrative services. For Growth and Income Fund, Equity Series and Ultra Fund this fee is equal to 2% of the first $10 million of the average daily closing value of each Fund's net assets, 1.5% of the next $20 million, and 1% of the remaining net assets of the fund for the fiscal year. For Global Series this fee is equal to 2% of the first $70 million of the average daily closing value of the series' net assets and 1.5% of the remaining average net assets of the series for the fiscal year. Additionally, SMC agrees to assume all of the Funds' expenses, except for its fee and the expenses of interest, taxes, brokerage commissions and extraordinary items and Class B, Class C and Class S distribution fees. Management fees are payable to SMC under an investment advisory contract at an annual rate of 0.75% of the average daily net assets for Total Return, Enhanced Index and Select 25 Series, 1.00% for Social Awareness, Mid Cap Value, Small Cap Growth Series, Large Cap Growth and Technology Series, and 1.10% for International Series.

     SMC also acts as the administrative agent and transfer agent for the funds, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each fund. For these services, the Investment Manager receives, from the International Series an administrative fee equal to .045% of the average daily net assets of the series plus the greater of .10% of the average net assets for
(i) $30,000 for the year ended January 31, 2000, (ii) $45,000 for the year ended January 31, 2001 and (iii) $60,000 for the year ended January 31, 2002. For administrative services provided to the Total Return Series, Social Awareness Series, Mid Cap Value Series, Small Cap Growth Series, Enhanced Index Series, Select 25 Series and the Large Cap Growth Series, SMC receives an administrative fee equal to .09% of the average daily net assets of each series. For transfer agent services, SMC is paid an annual fixed charge per account as well as a transaction fee for all shareholder and dividend payments, except from Growth and Income Fund, Equity Series, Global Series and Ultra Fund.

     For the Technology Series, the administrative fee is equal to .045% of the average daily net assets of the Series plus the greater of .10% of the average net assets or (i) $30,000 in the year ending April 30, 2001; (ii) $45,000 in the year ending April 30, 2002 or (iii) $60,000 thereafter.

     SMC pays Oppenheimer Funds, Inc. an annual fee equal to a percentage of the average daily closing value of the combined average daily net assets of Global Series and another fund managed by SMC, SBL Series D, computed on a daily basis as follows:


Combined Average Daily Net Assets                                   Annual Fees
---------------------------------                                   -----------
$0 to $300 Million .............................................        35%
$300 Million to $750 Million ...................................        30%
$750 Million or more ...........................................        25%

[GRAPHIC]

MARCH 31, 2001
   SMC pays Strong Capital Management, Inc. ("Strong") with respect to Small Cap Growth Series, an annual fee based on the combined average net assets of the Series and another fund managed by SMC, SBLSeries X. The fee is equal to:

Combined Average Daily Net Assets                                  Annual Fees
---------------------------------                                  -----------
Less Than $150 Million. . . . . . . . . . . . . . . . . . . . . .      50%
$150 Million to $500 Million. . . . . . . . . . . . . . . . . . .      45%
$500 Million or more. . . . . . . . . . . . . . . . . . . . . . .      40%

Deutsche Asset Management, Inc. furnishes investment advisory services to Enhanced Index Series and International Series. Effective May 1, 2001 Bankers Trust Company changed its name to Deutsche Asset Management, Inc. For such services to the Enhanced Index Series SMC pays Deutsche Asset Management, Inc. an annual fee equal to a percentage of the average daily closing value of the combined net assets of Enhanced Index Series and another Fund, managed by SMC, SBLSeries H as follows:

Combined Average Daily Net Assets                                  Annual Fees
---------------------------------                                  -----------
$0 to $100 Million. . . . . . . . . . . . . . . . . . . . . . . .      20%
$100 Million to $300 Million. . . . . . . . . . . . . . . . . . .      15%
$300 Million or more. . . . . . . . . . . . . . . . . . . . . . .      13%

   SMC will also pay Deutsche Asset Management, Inc.the following minimum fees with respect to the Enhanced Index Series: (i) no minimum fee in the first year the Enhanced Index begins operations; and (ii) $100,000 in the Series'second year of operations; and (iii) $200,000 in the third and following years of the Series'operations. For the services provided to the International Series, SMC pays Deutsche Asset Management, Inc.an annual fee equal to a percentage of the average daily closing value of the combined net assets of International Series and another Fund managed by SMC, SBLSeries I, computed on a daily basis as follows:

Combined Average Daily Net Assets                                  Annual Fees
---------------------------------                                  -----------
$0 to $200 Million. . . . . . . . . . . . . . . . . . . . . . . .      60%
$200 Million or more. . . . . . . . . . . . . . . . . . . . . . .      55%

   Wellington Management Company, LLPfurnishes investment advisory services to the Technology Series. For such services, SMC pays Wellington an annual fee equal to .50% of the average daily closing value of the combined net assets of Technology Series and Series T of SBLFund, another fund managed by SMC.
   SMC has agreed to limit the total expenses of the Enhanced Index Series and Select 25 Series to 1.75%, Total Return Series, Social Awareness Series, Mid Cap Value Series, Small Cap Growth Series and Large Cap Growth Series to 2.00%, and International Series and Technology Series to 2.25%, in each case exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions and 12b-1 fees. The expense limits other than those for Enhanced Index, Select 25 and International Series are voluntary limits which may be limited at any time without notice to shareholders. SMC waived management fees for the Small Cap Growth Series through November 30, 1999.
   The Funds have adopted Distribution Plans related to the offering of Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 and Small Cap Growth, Enhanced Index, International, Select 25, Large Cap Growth and the Technology Series have also adopted such a Plan with respect to their Class AShares. The plans provide for payments at an annual rate of 1.00% of the average daily net assets of each Fund's Class B, Class C, and Class S shares and 0.25% of the average daily net assets of the Small Cap Growth, Enhanced Index, International, Select 25 Series, Large Cap Growth and the Technology Series Class Ashares.
   Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Group, Inc. and the national distributor of the Funds, received net underwriting commissions on sales of Class Ashares and contingent deferred sales charges on redemptions occurring within 5 years of the date of purchase of Class B shares, within 1 year of the date of purchase for Class C shares and within seven years of the date of purchase of Class S Shares after allowances to brokers and dealers, all in the amounts presented in the following table:

                                           SDI                                          BROKER/    BROKER/     BROKER/    BROKER/
                                      UNDERWRITING    CDSC       CDSC        CDSC       DEALER     DEALER      DEALER     DEALER
                                        (CLASS A)  (CLASS A)   (CLASS B)   (CLASS C)   (CLASS A)  (CLASS B)   (CLASS C)  (CLASS S)
                                      ------------ ---------   ---------   ---------   --------   ---------   ---------  ---------
Growth & Income Fund:................     $ 797       $ 30      $4,760    $     47     $21,097     $15,296     $ 1,148       $--
Security Equity Fund:
  Equity Series......................     6,615        702     125,402         303     385,819     463,465       5,867     2,280
  Global Series......................       248      1,360      12,496         566      29,914      45,604       2,436       960
  Total Return Series................       668         --       1,366           5       4,866       5,477         146        80
  Social Awareness Series............       203         --       8,331         159      22,916      29,467       2,076     1,440
  Mid Cap Value Series...............       448         --       5,022         329      38,673      64,844       3,748    15,847
  Small Cap Growth Series............       556        262       4,579         542      23,076      26,644       1,723       360
  Enhanced Index Series..............     1,182         46      10,856         199       6,676      12,146       1,467       120
  International Series...............       581         --         624         114       1,522       3,140         338        --
  Select 25(R)Series.................       862         45      14,184         645      26,311      35,111       3,303      200
  Large Cap Growth Series............       170         --         165       2,803       9,640      25,635      15,587        40
  Technology Series..................       601         --         955         685      10,464       7,132       7,653     1,040
Security Ultra Fund:.................     3,893      1,876      12,088         193      60,464      89,577       4,119     3,625

   Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.
                                      105

[GRAPHIC]

MARCH 31, 2001

3.   UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS

     For federal income tax purposes, the amounts of unrealized appreciation (depreciation) at March 31, 2001, were as follows:

                                                              GROSS           GROSS           NET UNREALIZED
                                                           UNREALIZED       UNREALIZED         APPRECIATION
                                                          APPRECIATION     DEPRECIATION       (DEPRECIATION)
                                                         -------------    -------------       --------------
Growth & Income Fund.................................    $  2,494,811     $ (5,463,090)       $ (2,968,279)
Security Equity Fund:
  Equity Series......................................     209,388,282      (44,373,376)        165,014,906
  Global Series......................................       6,962,901      (11,411,668)         (4,448,767)
  Total Return Series................................         393,806       (1,257,508)           (863,702)
  Social Awareness Series............................       4,114,849       (3,747,664)            367,185
  Mid Cap Value Series...............................      15,392,364       (2,705,291)         12,687,073
  Small Cap Growth Series............................       2,099,425       (1,098,407)          1,001,018
  Enhanced Index Series..............................       1,619,023       (4,013,629)         (2,394,606)
  International Series...............................         222,379         (585,401)           (363,022)
  Select 25(R)Series.................................       1,738,785       (4,417,930)         (2,679,145)
  Large Cap Growth Series............................          95,463       (2,619,236)         (2,523,773)
  Technology Series..................................         111,176       (3,559,408)         (3,448,232)
Security Ultra Fund..................................      52,307,700      (33,601,946)         18,705,754

4.   INVESTMENT TRANSACTIONS

     Investment transactions for the six months ended March 31, 2001, (excluding overnight investments and short-term commercial paper) are as follows:

                                                                                                 PROCEEDS
                                                                            PURCHASES           FROM SALES
                                                                           ------------        ------------
Security Growth & Income Fund......................................        $ 51,371,760        $ 53,139,972
Security Equity Fund:
  Equity Series....................................................         141,707,899         208,877,946
  Global Series....................................................          20,685,449          12,545,918
  Total Return Series..............................................           1,614,969           1,783,576
  Social Awareness Series..........................................           2,477,937           3,012,083
  Mid Cap Value Series.............................................          23,336,543          13,097,023
 Small Cap Growth Series...........................................          79,115,633          81,235,816
Enhanced Index Series..............................................           5,609,956           6,879,904
International Series...............................................           8,571,711           8,972,795
Select 25(R)Series.................................................          10,714,600          12,729,810
Large Cap Growth Series............................................           2,485,048             323,221
Technology Series..................................................          13,556,467          10,491,449
Security Ultra Fund................................................          72,249,392          50,372,752

[GRAPHIC]

MARCH 31, 2001

5.  FORWARD FOREIGN EXCHANGE CONTRACTS
     At March 31, 2001, International Series had the following open forward foreign exchange contracts to buy or sell currency (excluding foreign currency contracts used for purchase and sale settlements):

                                                  FOREIGN CURRENCY                                         NET UNREALIZED
CONTRACTS                         SETTLEMENT     TO BE DELIVERED IN     AMOUNT TO BE      U.S. $ VALUE      APPRECIATION
TO BUY                               DATE              U.S. $          PAID IN U.S. $    AS OF 03/31/01    (DEPRECIATION)
---------                        ------------    -------------------   --------------    --------------    --------------
INTERNATIONAL SERIES
British Pound................       4/9/01              171,058           $250,000          $243,160         $ (6,840)
European Monetary Unit.......  4/12/01 - 4/17/01        549,384            500,000           485,644          (14,356)
Japanese Yen.................  4/09/01 - 4/17/01     90,212,250            749,426           720,864          (28,562)
                                                                                                             --------
                                                                                                             $(49,758)
                                                                                                             ========

                                                  FOREIGN CURRENCY                                            NET UNREALIZED
CONTRACTS                         SETTLEMENT     TO BE DELIVERED IN     AMOUNT TO BE         U.S. $ VALUE      APPRECIATION
TO SELL                              DATE              U.S. $         RECEIVED IN U.S. $    AS OF 03/31/01    (DEPRECIATION)
---------                        ------------    -------------------  ------------------    --------------    --------------
INTERNATIONAL SERIES
British Pound................       4/9/01               171,058           $251,965             $243,160          $ 8,805
European Monetary Unit.......  4/12/01 - 4/14/01         549,384            492,544              485,644            6,900
Japanese Yen.................  4/09/01 - 4/17/01     121,024,500          1,000,000              967,247           32,753
                                                                                                                  -------
                                                                                                                  $48,458
                                                                                                                  =======

6.  OPEN FUTURES CONTRACTS

                                           NUMBER OF                       CONTRACT        MARKET        UNREALIZED
CURRENCY                       POSITION    CONTRACTS   EXPIRATION DATE       AMOUNT         VALUE         GAIN/LOSS
--------                       --------    ---------   ---------------    ----------     ----------      ----------
ENHANCED INDEX SERIES
S&P 500 E-Mini Future........   Long          8            6/15/01       $   496,058    $   467,700      $ (28,358)
S&P 500 Index Future.........   Long          8            6/15/01         2,497,847      2,338,400       (159,447)
                                                                                                         ---------
                                                                                                         $ 187,805
                                                                                                         =========
EQUITY SERIES
S&P 500 Index Future..........  Long         40            6/15/01        12,039,126     11,692,000      $(347,126)
                                                                                                         =========

INTERNATIONAL SERIES
Topix Index Future............  Long          1             6/7/01            98,326        101,580         $3,254
                                                                                                         =========


MARCH 31, 2001


 7.  CAPITAL SHARE TRANSACTIONS

     The Funds are authorized to issue unlimited number of shares in an unlimited number of classes. Transactions in the capital shares of the Funds were as follows:

                                                                                                          2001 Total   2001 Total
                             2001          2001        2001          2001         2001           2001      Increase/     Increase/
                            Shares        Amount      Shares        Amount       Shares         Amount     (Decrease)   (Decrease)
                             Sold          Sold     Reinvested    Reinvested    Redeemed       Redeemed      Shares       Amount
                          ---------    -----------  ----------   -----------   -----------   ------------  -----------  ------------
Growth & Income Fund
 Class A shares . . . . .   466,625    $ 2,930,854      67,314   $    419,365  (1,057,556)   $ (6,567,776)   (523,617)  $(3,217,557)
 Class B shares . . . . .   167,315      1,018,703          --             --    (150,431)       (891,323)     16,884       127,380
 Class C shares . . . . .    30,209        185,621          --             --     (20,998)       (124,122)      9,211        61,499
 Class S shares . . . . .        --             --          --             --          --             --           --            --
                          ---------    -----------  ----------   ------------  ----------    ------------   ---------   -----------
  Total. . . . . . . . .    664,149    $ 4,135,178      67,314   $    419,365  (1,228,985)   $ (7,583,221)   (497,522)  $(3,028,678)
                          =========    ===========  ==========   ============  ==========    ============   =========   ===========
Security Equity Fund:
 Equity Series
 Class A shares . . . . . 5,310,921    $44,948,817  12,508,134   $105,568,784  (9,869,010)   $(83,000,790)  7,950,045   $67,516,811
 Class B shares . . . . . 2,135,962     16,631,570   2,779,841     21,766,157  (4,033,046)    (30,598,086)    882,757     7,799,641
 Class C shares . . . . .   135,056      1,080,850      81,178        668,094     (70,608)       (569,418)    145,626     1,179,526
 Class S shares . . . . .     8,052         57,000          --             --          --              --       8,052        57,000
                          ---------    -----------  ----------   ------------  ----------    ------------   ---------   -----------
  Total . . . . . . . . . 7,589,991    $62,718,237  15,369,153   $128,003,035 (13,972,664)  $(114,168,294)  8,986,480   $76,552,978
                          =========    ===========  ==========   ============  ==========    ============   =========   ===========
 Global Series
 Class A shares . . . . . 2,075,084    $31,758,807     715,978   $ 10,321,277  (2,030,498)   $(31,435,786)    760,564   $10,644,298
 Class B shares . . . . .   287,915      4,158,797     424,670      5,778,058    (252,232)     (3,720,683)    460,353     6,216,172
 Class C shares . . . . .   102,412      1,562,055      38,692        545,010     (38,427)       (605,334)    102,677     1,501,731
 Class S shares . . . . .     1,678         24,000          --             --          --             --        1,678        24,000
                          ---------    -----------  ----------   ------------  ----------    ------------   ---------   -----------
  Total   . . . . . . . . 2,467,089    $37,503,659   1,179,340   $ 16,644,345  (2,321,157)   $(35,761,803)  1,325,272   $18,386,201
                          =========    ===========  ==========   ============  ==========    ============   =========   ===========
 Total Return Series
 Class A shares . . . . .    32,523    $   349,867       1,101   $     12,185     (34,270)   $   (372,053)       (646)  $   (10,001)
 Class B shares . . . . .    12,747        138,063       1,140         12,322     (29,338)       (304,248)    (15,451)     (153,863)
 Class C shares . . . . .     6,039         62,756          22            241        (560)         (5,939)      5,501        57,058
 Class S shares . . . . .       215          2,000          --             --          --              --         215         2,000
                          ---------    -----------  ----------   ------------  ----------    ------------   ---------   -----------
  Total   . . . . . . . .    51,524    $   552,686       2,263   $     24,748     (64,168)   $   (682,240)    (10,381)  $  (104,806)
                          =========    ===========  ==========   ============  ==========    ============   =========   ===========
 Social Awareness Series
 Class A shares . . . . .   135,326    $ 3,192,709      13,388   $    321,010     (54,820)   $ (1,257,776)     93,894   $ 2,255,943
 Class B shares . . . . .    43,636        987,297      10,042        230,222     (33,109)       (724,948)     20,569       492,571
 Class C shares . . . . .    13,722        319,703         822         19,267      (2,498)        (52,853)     12,046       286,117
 Class S shares . . . . .     1,569         36,000          --             --          --             --        1,569        36,000
                          ---------    -----------  ----------   ------------  ----------    ------------   ---------   -----------
  Total   . . . . . . . .   194,253    $ 4,535,709      24,252   $    570,499     (90,427)   $ (2,035,577)    128,078   $ 3,070,631
                          =========    ===========  ==========   ============  ==========    ============   =========   ===========
 Mid Cap Value Series
 Class A shares . . . . .   495,001    $10,040,935     164,607   $  3,043,509    (134,787)   $ (2,695,443)    524,821   $10,389,001
 Class B shares . . . . .   369,285      7,200,004      72,361      1,290,705    (104,374)     (1,994,681)    337,272     6,496,028
 Class C shares . . . . .    56,702      1,119,397      14,562        263,834     (27,044)       (531,499)     44,220       851,732
 Class S shares . . . . .    15,124        304,584          --             --          --             --       15,124       304,584
                          ---------    -----------  ----------   ------------  ----------    ------------   ---------   -----------
  Total   . . . . . . . .   936,112    $18,664,920     251,530   $  4,598,048    (266,205)   $ (5,221,623)    921,437   $18,041,345
                          =========    ===========  ==========   ============  ==========    ============   =========   ===========
 Small Cap Growth Series
 Class A shares . . . . .   624,017    $ 9,686,718     126,912   $  2,027,550    (652,724)   $(10,962,930)     98,205   $   751,338
 Class B shares . . . . .   374,579      5,883,629      54,070        831,385    (314,528)     (4,523,596)    114,121     2,191,418
 Class C shares . . . . .    59,597        929,813      14,767        231,639     (34,845)       (544,607)     39,519       616,845
 Class S shares . . . . .       769          9,000          --             --          --             --          769         9,000
                          ---------    -----------  ----------   ------------  ----------    ------------   ---------   -----------
  Total   . . . . . . . . 1,058,962    $16,509,160     195,749   $  3,090,574  (1,002,097)   $(16,031,133)    252,614   $ 3,568,601
                          =========    ===========  ==========   ============  ==========    ============   =========   ===========
 Enhanced Index Series
 Class A shares . . . . .   136,278    $ 1,400,435       6,171   $     64,738     (59,831)   $   (617,300)     82,618      $847,873
 Class B shares . . . . .    95,412        975,810       8,285         85,677    (113,832)     (1,094,029)    (10,135)      (32,542)
 Class C shares . . . . .    38,242        394,374       5,279         54,648     (38,265)       (373,092)      5,256        75,930
 Class S shares . . . . .       339          3,000          --             --          --              --         339         3,000
                          ---------    -----------  ----------   ------------  ----------    ------------   ---------   -----------
  Total   . . . . . . . .   270,271    $ 2,773,619      19,735   $    205,063    (211,928)   $ (2,084,421)     78,078      $894,261
                          =========    ===========  ==========   ============  ==========    ============   =========   ===========
 International Series
 Class A shares . . . . .    39,348    $   368,628      16,680   $    160,797     (29,295)   $   (283,625)     26,733      $245,800
 Class B shares . . . . .    10,243         96,804       9,712         92,360      (5,665)        (54,280)     14,290       134,884
 Class C shares . . . . .     9,184         87,214      13,101        124,980     (18,073)       (169,466)      4,212        42,728
 Class S shares . . . . .                                   --             --                                      --            --
                          ---------    -----------  ----------   ------------  ----------    ------------   ---------   -----------
  Total . . . . . . . . .    58,775    $   552,646      39,493   $    378,137     (53,033)   $   (507,371)     45,235   $   423,412
                          =========    ===========  ==========   ============  ==========    ============   =========   ===========
 Select 25 Series
 Class A shares . . . . .   204,933    $ 2,072,546          --   $         --    (217,914)   $ (2,200,454)    (12,981)  $  (127,908)
 Class B shares . . . . .   151,885      1,540,951          --             --    (146,431)     (1,437,738)      5,454       103,213
 Class C shares . . . . .    59,050        607,194          --             --     (41,678)       (425,395)     17,372       181,799
 Class S shares . . . . .     1,134         10,000          --             --          --             --        1,134        10,000
                          ---------    -----------  ----------   ------------  ----------    ------------   ---------   -----------
  Total   . . . . . . . .   417,002    $ 4,230,691          --   $         --    (406,023)   $ (4,063,587)     10,979   $   167,104
                          =========    ===========  ==========   ============  ==========    ============   =========   ===========
 Large Cap Growth Series
 Class A shares . . . . .   144,792    $ 1,232,132                                (43,722)   $   (362,463)    101,070   $   869,669
 Class B shares . . . . .   124,814      1,049,389                                (22,200)       (154,712)    102,614       894,677
 Class C shares . . . . .   169,178      1,449,519                                (60,352)       (520,568)    108,826       928,951
 Class S shares . . . . .       151          1,000                                     --              --         151         1,000
                          ---------    -----------  ----------   ------------  ----------    ------------   ---------   -----------
  Total   . . . . . . . .   438,935    $ 3,732,040          --   $         --    (126,274)   $ (1,037,743)    312,661   $ 2,694,297
                          =========    ===========  ==========   ============  ==========    ============   =========   ===========
 Technology Series
 Class A shares . . . . .   464,808    $ 3,183,261          --   $         --    (111,885)   $   (720,819)    352,923   $ 2,462,442
 Class B shares . . . . .    57,051        414,949          --             --     (22,274)       (133,049)     34,777       281,900
 Class C shares . . . . .   121,935        859,582          --             --     (11,578)        (71,488)    110,357       788,094
 Class S shares . . . . .     4,083         26,000          --             --          --              --       4,083        26,000
                          ---------    -----------  ----------   ------------  ----------    ------------   ---------   -----------
  Total   . . . . . . . .   647,877    $ 4,483,792          --   $         --    (145,737)   $   (925,356)    502,140   $ 3,558,436
                          =========    ===========  ==========   ============  ==========    ============   =========   ===========
 Security Ultra Fund
 Class A shares . . . . . 2,547,449    $32,648,805   1,505,804   $ 17,873,943  (1,734,105)   $(21,648,826)  2,319,148   $28,873,922
 Class B shares . . . . . 1,122,062     12,932,461     359,802      3,871,477    (638,895)     (7,020,619)    842,969     9,783,319
 Class C shares . . . . .   150,994      1,851,613      23,046        267,335     (34,317)       (447,303)    139,723     1,671,645
 Class S shares . . . . .     7,077         82,050          --             --          --              --       7,077        82,050
                          ---------    -----------  ----------   ------------  ----------    ------------   ---------   -----------
  Total   . . . . . . . . 3,827,582    $47,514,929   1,888,652   $ 22,012,755  (2,407,317)   $(29,116,748)  3,308,917   $40,410,936
                          =========    ===========  ==========   ============  ==========    ============   =========   ===========


[GRAPHIC]

MARCH 31, 2001

                                                                                                        2000 Total      2000 Total
                           2000         2000          2000         2000        2000         2000         Increase/       Increase/
                          Shares       Amount        Shares       Amount      Shares       Amount        Decrease        Decrease
                           Sold         Sold       Reinvested   Reinvested   Redeemed     Redeemed        Shares          Amount
                        ---------   ------------   ----------   ----------  ---------   -------------    ----------    ------------
Growth & Income Fund
  Class A shares......  1,009,210   $  6,523,541      334,927  $ 2,254,392  (2,350,550) $ (15,151,767)   (1,006,413)   $ (6,373,834)
  Class B shares......    278,673      1,787,298       35,504      232,977    (578,249)    (3,612,927)     (264,072)     (1,592,652)
  Class C shares......     72,069        460,165        1,771       11,805     (39,137)      (249,494)       34,703         222,476
                        ---------   ------------    ---------  -----------  ----------  -------------    ----------    ------------
   Total..............  1,359,952   $  8,771,004      372,202  $ 2,499,174  (2,967,936) $ (19,014,188)   (1,235,782)   $ (7,744,010)
                        =========   ============    =========  ===========  ==========  =============    ==========    ============
Equity Series
  Class A shares...... 15,238,098   $159,026,464    2,954,492  $30,481,483 (27,144,218) $(280,873,595)   (8,951,628)   $(91,365,648)
  Class B shares......  6,501,463     64,250,119      643,490    6,291,400  (7,783,050)   (76,002,989)     (638,097)     (5,461,470)
  Class C shares......    387,617      4,006,316       77,916      814,389    (382,364)    (3,966,706)       83,169         853,999
                        ---------   ------------    ---------  -----------  ----------  -------------    ----------    ------------
   Total.............. 22,127,178   $227,282,899    3,675,898  $37,587,272 (35,309,632) $(360,843,290)   (9,506,556)   $(95,973,119)
                        =========   ============    =========  ===========  ==========  =============     =========    ============
Global Series
  Class A shares......  2,462,327   $ 46,229,349      168,184  $ 2,757,048  (1,423,899)  $(25,970,043)    1,206,612    $ 23,016,354
  Class B shares......  1,144,475     20,285,235      126,914    1,989,121  (1,082,927)   (18,443,388)      188,462       3,830,968
  Class C shares......    134,949      2,527,662        1,680       27,301      (6,103)      (112,953)      130,526       2,442,010
                        ---------   ------------    ---------  -----------  ----------  -------------     ---------    ------------
   Total..............  3,741,751   $ 69,042,246      296,778  $ 4,773,470  (2,512,929)  $(44,526,384)    1,525,600    $  9,289,332
                        =========   ============    =========  ===========  ==========  =============     =========    ============
Total Return Series
  Class A shares......     65,822   $    782,816       16,654  $   196,238     (56,832)   $  (675,711)       25,644    $    303,343
  Class B shares......     37,266        439,913       17,284      200,891     (32,672)      (380,528)       21,878         260,276
  Class C shares......      4,815         57,237           59          692        (525)        (6,310)        4,349          51,619
                        ---------   ------------    ---------  -----------  ----------  -------------     ---------    ------------
   Total..............    107,903   $  1,279,966       33,997  $   397,821     (90,029)   $(1,062,549)       51,871    $    615,238
                        =========   ============    =========  ===========  ==========  =============     =========    ============
Social Awareness Series
  Class A shares......    290,347   $  7,743,854        8,781  $   225,141    (176,439)   $(4,657,500)      122,689    $  3,311,494
  Class B shares......    146,061      3,722,266        6,210      154,141     (37,406)      (954,285)      114,865       2,922,122
  Class C shares......     27,842        737,958          286        7,240      (9,088)      (236,244)       19,040         508,954
                        ---------   ------------    ---------  -----------  ----------  -------------     ---------    ------------
   Total..............    464,250   $ 12,204,078       15,277  $   386,522    (222,933)   $(5,848,029)      256,594    $  6,742,570
                        =========   ============    =========  ===========  ==========  =============     =========    ============
Mid Cap Value Series
  Class A shares......    510,359   $  9,287,405       56,965  $   907,160    (280,317)   $(4,827,525)      287,007    $  5,367,040
  Class B shares......    221,880      3,957,700       24,284      377,734    (143,355)    (2,401,680)      102,809       1,933,754
  Class C shares......     91,251      1,668,689        2,976       47,000     (12,680)      (231,280)       81,547       1,484,409
                        ---------   ------------    ---------  -----------  ----------  -------------     ---------    ------------
   Total..............    823,490   $ 14,913,794       84,225  $ 1,331,894    (436,352)   $(7,460,485)      471,363    $  8,785,203
                        =========   ============    =========  ===========  ==========  =============     =========    ============
Small Cap Growth Series
  Class A shares......  1,022,035   $ 22,293,603       32,035  $   561,850    (625,943)  $(12,618,641)      428,127    $ 10,236,812
  Class B shares......    723,075     14,757,159        2,531       43,258    (369,326)    (6,538,157)      356,280       8,262,260
  Class C shares......    128,771      2,639,962        2,240       38,867     (28,187)      (553,626)      102,824       2,125,203
                        ---------   ------------    ---------  -----------  ----------  -------------     ---------    ------------
   Total..............  1,873,881   $ 39,690,724       36,806  $   643,975  (1,023,456)  $(19,710,424)      887,231    $ 20,624,275
                        =========   ============    =========  ===========  ==========  =============     =========    ============
Enhanced Index Series
  Class A shares......    237,263   $  2,447,889        7,667  $    84,510    (272,853)   $(3,053,416)      (27,923)   $   (521,017)
  Class B shares......    199,389      2,318,766       10,742      117,646    (186,972)    (2,080,793)       23,159         355,619
  Class C shares......    137,050      1,592,783        5,675       62,264     (27,751)      (310,753)      114,974       1,344,294
                        ---------   ------------    ---------  -----------  ----------  -------------     ---------    ------------
   Total..............    573,702   $  6,359,438       24,084  $   264,420    (487,576)   $(5,444,962)      110,210    $  1,178,896
                        =========   ============    =========  ===========  ==========  =============     =========    ============
International Series
  Class A shares......    140,827   $  1,768,064           --  $        --     (42,180)   $  (510,492)       98,647    $  1,257,572
  Class B shares......     37,806        465,637           --           --     (16,359)      (189,690)       21,447         275,947
  Class C shares......     70,866        840,265           --           --      (2,014)       (22,657)       68,852         817,608
                        ---------   ------------    ---------  -----------  ----------  -------------     ---------    ------------
   Total..............    249,499   $  3,073,966           --  $        --     (60,553)  $  (722,839)       188,946    $  2,351,127
                        =========   ============    =========  ===========  ==========  =============     =========    ============
Select 25 Series
  Class A shares......  1,189,517   $ 13,894,273           --  $        --    (574,931)  $(6,684,023)       614,586     $ 7,210,250
  Class B shares......    783,600      9,067,246           --           --    (391,043)   (4,535,961)       392,557       4,531,285
  Class C shares......    393,644      4,533,396           --           --    (166,703)   (1,945,794)       226,941       2,587,602
                        ---------   ------------    ---------  -----------  ----------  ------------      ---------     -----------
   Total..............  2,366,761   $ 27,494,915           --  $        --  (1,132,677) $(13,165,778)     1,234,084     $14,329,137
                        =========   ============    =========  ===========  ==========  ============      =========     ===========
Large Cap Growth Series
  Class A shares......    257,785   $  2,590,226           --  $        --     (10,076)  $  (103,394)       247,709     $ 2,486,832
  Class B shares......    212,322      2,140,185           --           --      (1,032)      (10,357)       211,290       2,129,828
  Class C shares......    217,879      2,178,340           --           --         (35)         (349)       217,844       2,177,991
                        ---------   ------------    ---------  -----------  ----------  ------------      ---------     -----------
   Total..............    687,986   $  6,908,751           --  $        --     (11,143)  $  (114,100)       676,843     $ 6,794,651
                        =========   ============    =========  ===========  ==========  ============      =========     ===========
Technology Series
  Class A shares......    474,075   $  4,740,692           --  $        --      (8,829)  $   (86,896)       465,246     $ 4,653,796
  Class B shares......    221,002      2,208,003           --           --      (6,929)      (70,401)       214,073       2,137,602
  Class C shares......    249,271      2,495,567           --           --      (2,039)      (20,710)       247,232       2,474,857
                        ---------   ------------    ---------  -----------  ----------  ------------      ---------     -----------
   Total..............    944,348   $  9,444,262           --  $        --     (17,797)  $  (178,007)       926,551     $ 9,266,255
                        =========   ============    =========  ===========  ==========  ============      =========     ===========
Security Ultra Fund
  Class A shares......  5,814,574   $ 74,604,827      411,416  $ 4,476,586  (3,296,864) $(41,794,421)     2,929,126     $37,286,992
  Class B shares......  2,510,768     30,361,621       59,870      602,354    (718,043)   (8,615,115)     1,852,595      22,348,860
  Class C shares......    195,926      2,684,227          670        7,207      (5,811)      (77,564)       190,785       2,613,870
                        ---------   ------------    ---------  -----------  ----------  ------------      ---------     -----------
   Total..............  8,521,268   $107,650,675      471,956  $ 5,086,147  (4,020,718) $(50,487,100)     4,972,506     $62,249,722
                        =========   ============    =========  ===========  ==========  ============      =========     ===========


[GRAPHIC]

MARCH 31, 2001

 8.  OPTIONS WRITTEN
The following options written were outstanding for Mid Cap Value Series for the period ended March 31, 2001:

PUT OPTIONS WRITTEN

                                                                                EXPIRATION      EXERCISE     NUMBER OF     MARKET
COMMON STOCK                                                                       DATE          PRICE       CONTRACTS      VALUE
                                                                                ----------      --------     ---------     -------

Acxiom Corporation.......................................................        4/20/01          25.00         140       $ 57,750
ADTRAN, Inc..............................................................        5/18/01          22.50         152         29,450
Apple Computer, Inc......................................................        4/20/01          17.50         190          6,650
Anixter International, Inc...............................................        4/20/01          22.50         155          6,200
Computer Sciences Corporation............................................        4/20/01          35.00         100         33,000
Cross Timbers Oil Company................................................        5/18/01          17.50         170             --
Maxwell Technologies, Inc................................................        6/15/01          17.50         200         31,250
Newmont Mining Corporation...............................................        6/15/01          15.00         230         24,150
Solutia, Inc.............................................................        4/20/01          12.50         240         14,400
                                                                                                              -----       --------
Total put options outstanding (premiums received, $254,583)..............                                     1,577       $202,850
                                                                                                              =====       ========


CALL OPTIONS WRITTEN

                                                                                EXPIRATION      EXERCISE     NUMBER OF     MARKET
COMMON STOCK                                                                       DATE          PRICE       CONTRACTS      VALUE
                                                                                ----------      --------     ---------     -------

American General Corporation.............................................        4/20/01          42.50          70        $   350
CSX Corporation..........................................................        5/18/01          30.00         100         44,000
El Paso Energy Corporation...............................................        4/20/01          70.00          50          3,250
ENSCO International, Inc.................................................        6/15/01          40.00          80         16,400
Raytheon Company (Cl. B).................................................        5/18/01          35.00         100          2,500
SunGard Data Systems, Inc................................................        4/20/01          50.00          60         10,500
                                                                                                                ---        -------
Total call options outstanding (premiums received, $133,221).............                                       460        $77,000
                                                                                                                ===        =======

Transactions in options written for Mid Cap Value Series for the period ended March 31, 2001 were as follows:

PUT OPTIONS WRITTEN

                                                                                                             NUMBER OF      MARKET
                                                                                                             CONTRACTS      VALUE
                                                                                                             ---------    ---------

Balance at September 30, 2000.....................................................................               812      $  92,801
Opened............................................................................................             2,757        406,130
Bought Back                                                                                                       --             --
Expired...........................................................................................              (948)      (115,864)
Exercised.........................................................................................            (1,044)      (128,484)
                                                                                                              ------      ---------
Balance at March 31, 2001.........................................................................             1,577      $ 254,583
                                                                                                              ======      =========

CALL OPTIONS WRITTEN

                                                                                                             NUMBER OF      MARKET
                                                                                                             CONTRACTS      VALUE
                                                                                                             ---------    ---------
Balance at September 30, 2000.....................................................................               139       $ 51,644
Opened............................................................................................               983        204,697
Bought Back.......................................................................................               (35)       (18,269)
Expired...........................................................................................              (187)       (47,858)
Exercised.........................................................................................              (440)       (56,993)
                                                                                                              ------       --------
Balance at March 31, 2001.........................................................................               460       $133,221
                                                                                                              ======       ========

[GRAPHIC]

MARCH 31, 2001

The following options written were outstanding for International Series for the period ended March 31, 2001:

PUT OPTIONS WRITTEN

                                                                  EXPIRATION    EXERCISE   NUMBER OF     MARKET
CURRENCY                                                             DATE         PRICE    CONTRACTS     VALUE
                                                                  ----------    --------   ---------    -------
Japanese Yen...................................................     1/24/02      117.79     250,000     $12,275
                                                                                            -------     -------
Total put options outstanding (premiums received, $8,813)......                             250,000     $12,275
                                                                                            =======     =======


Transactions in options written for International Series for the period ended March 31, 2001 were as follows:

PUT OPTIONS WRITTEN

                                                      NUMBER OF         PREMIUM
                                                      CONTRACTS          AMOUNT
                                                     ----------        --------
Balance at September 30, 2000.....................      250,000        $  2,550
Opened............................................    2,000,000          28,050
Bought Back ......................................           --              --
Expired...........................................   (2,000,000)        (21,787)
Exercised.........................................           --              --
                                                     ----------        --------
Balance at March 31, 2001.........................      250,000        $  8,813
                                                     ==========        ========

CALL OPTIONS WRITTEN

                                                      NUMBER OF         PREMIUM
                                                      CONTRACTS          AMOUNT
                                                     ----------        --------
Balance at September 30, 2000....................            --        $     --
Opened...........................................       750,000           3,000
Bought Back......................................      (250,000)           (775)
Expired..........................................      (500,000)         (2,225)
Exercised                                                    --              --
                                                     ----------        --------
Balance at March 31, 2001........................            --        $     --
                                                     ==========        ========

The following options written were outstanding for Security Ultra Fund for the period ended March 31, 2001:
PUT OPTIONS WRITTEN


                                                                           EXPIRATION    EXERCISE    NUMBER OF      MARKET
COMMON STOCK                                                                  DATE         PRICE     CONTRACTS       VALUE
                                                                           ----------    --------    ---------    ----------
Acxiom Corporation.....................................................      4/20/01       25.00         450      $  185,625
Avici Systems, Inc.....................................................      4/20/01       12.50         610         305,000
Computer Sciences Corporation..........................................      4/20/01       35.00         300          99,000
Global Marine, Inc.....................................................      4/20/01       25.00         480          50,400
IXYS Corporation.......................................................      4/20/01       15.00         750          98,438
Packeteer, Inc.........................................................      4/20/01       15.00         662         786,125
Sawtek, Inc............................................................      4/20/01       15.00         682          34,100
                                                                                                       -----      ----------
Total put options outstanding (premiums received, $ 954,614)...........                                3,934      $1,558,688
                                                                                                       =====      ==========

CALL OPTIONS WRITTEN

                                                                           EXPIRATION    EXERCISE    NUMBER OF      MARKET
COMMON STOCK                                                                  DATE         PRICE     CONTRACTS       VALUE
                                                                           ----------    --------    ---------    ----------
Anadarko Petroleum Corporation........................................       5/18/01       65.00        178       $   64,080
Cardinal Health, Inc..................................................       4/20/01      100.00        120           22,800
Comverse Technology, Inc..............................................       4/20/01      125.00        100               --
Rational Software Corporation.........................................       4/20/01       55.00        220               --
                                                                                                      -----       ----------
Total call options outstanding (premiums received, $ 493,729).........                                  618       $   86,880
                                                                                                      =====       ==========

[GRAPHIC]

MARCH 31, 2001

8.  OPTIONS WRITTEN (CONTINUED)

Transactions in options written for Security Ultra Fund for the period ended March 31, 2001 were as follows:


PUT OPTIONS WRITTEN

                                                   NUMBER OF         PREMIUM
                                                   CONTRACTS          AMOUNT
                                                   ---------        ----------
Balance at September 30, 2000.................         1,822        $  406,931
Opened........................................         9,246         2,087,984
Bought Back...................................            --                --
Expired.......................................        (3,110)         (567,806)
Exercised.....................................        (4,024)         (972,495)
                                                   ---------        ----------
Balance at March 31, 2001.....................         3,934        $  954,614
                                                   =========        ==========



CALL OPTIONS WRITTEN

                                                   NUMBER OF         PREMIUM
                                                   CONTRACTS          AMOUNT
                                                   ---------        ----------
Balance at September 30, 2000.................         1,432        $  475,364
Opened........................................         1,970         1,279,223
Bought Back...................................            --                --
Expired.......................................        (1,078)         (808,690)
Exercised.....................................        (1,706)         (452,168)
                                                   ---------        ----------
Balance at March 31, 2001.....................           618        $  493,729
                                                   =========        ----------



9.   CAPITAL LOSSES

     At September 30, 2000, the Growth and Income Fund and Security Equity Fund Select 25 Series have capital loss carry-forwards of $727,563 (expires in 2008) and $368,467 (expires in 2008), respectively. These capital loss carryforwards are available as a reduction against future net realized capital gains.

THE SECURITY GROUP
OF MUTUAL FUNDS

Security Growth and Income Fund
Security Equity Fund
  o Equity Series
  o Global Series
  o Total Return Series
  o Social Awareness Series
  o Mid Cap Value Series
  o Small Cap Growth Series
  o Enhanced Index Series
  o International Series
  o Select 25 Series
  o Large Cap Growth Series
  o Technology Series
Security Ultra Fund
Security Income Fund
  o Diversified Income Series
  o High Yield Series
Security Municipal Bond Fund
Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.




SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
James R. Schmank

OFFICERS

John D. Cleland, Chairman of the Board
James R. Schmank, President
Terry A. Milberger, Vice President, Equity Fund
James P. Schier, Vice President, Equity and Ultra Fund
Cindy L. Shields, Vice President, Equity Fund
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Treasurer


[LOGO "SECURITY DISTRIBUTORS, INC."]
700 SW HARRISON ST.
Topeka, Ks 66636-0001

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